STATEMENT OF ADDITIONAL INFORMATION                                  MAY 1, 2001



                                DISCOVERY PREMIER

                                   ----------

                            GROUP RETIREMENT ANNUITY




                                DISCOVERY PREMIER
                        GROUP VARIABLE ANNUITY CONTRACTS

                                 ISSUED THROUGH

                       PRUDENTIAL DISCOVERY PREMIER GROUP
                            VARIABLE CONTRACT ACCOUNT


The Prudential Insurance Company of America ("Prudential") offers the DISCOVERY PREMIER(SM) Group Variable Annuity Contracts for use in connection with retirement arrangements that qualify for federal tax benefits under Sections 401, 403(b), 408 or 457 of the Internal Revenue Code of 1986 (the "Code") and with non-qualified annuity arrangements on a continuous basis. Contributions to the Contract made on behalf of a Participant may be invested in one or more of the 35 Subaccounts of Prudential Discovery Premier Group Variable Contract Account as well as the Guaranteed Interest Account. Each Subaccount is invested in a corresponding Portfolio of The Prudential Series Fund, Inc., AIM Variable Insurance Funds, Inc., Alliance Variable Products Series Fund, American Century Variable Portfolios, Inc., Davis Variable Account Fund, Inc., Dreyfus Socially Responsible Growth Fund, Inc., Franklin Templeton Variable Insurance Products Trust, John Hancock Declaration Trust, INVESCO Variable Investment Funds, Inc., Janus Aspen Series, MFS Variable Insurance Trust, and Credit Suisse Warburg Pincus Trust.



This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus, dated May 1, 2001. Certain portions of that May 1, 2001 prospectus are incorporated by reference into this Statement of Additional Information.

                                TABLE OF CONTENTS

                                                                          PAGE

DEFINITIONS .............................................................   2

OTHER CONTRACT PROVISIONS ...............................................   2
  ASSIGNMENT ............................................................   2
  PARTICIPATION IN DIVISIBLE SURPLUS ....................................   2
ADMINISTRATION ..........................................................   2

PERFORMANCE INFORMATION .................................................   3
  AVERAGE ANNUAL TOTAL RETURN ...........................................   3
  NON-STANDARD TOTAL RETURN .............................................   3
  PERFORMANCE INFORMATION ...............................................   3

DIRECTORS OF PRUDENTIAL .................................................   7

OFFICERS OF PRUDENTIAL ..................................................   9

SALE OF THE CONTRACTS ...................................................  10

LEGAL MATTERS ...........................................................  11

EXPERTS .................................................................  11

CONSOLIDATED FINANCIAL STATEMENTS OF THE PRUDENTIAL INSURANCE
  COMPANY OF AMERICA AND ITS SUBSIDIARIES ............................... A-1



               PRUDENTIAL
               30 Scranton Office Park
               Scranton, PA 18507-1789
               Telephone 1-800-458-6333

                                   DEFINITIONS

CONTRACTS--The group variable annuity contracts described in the Prospectus and offered for use in connection with retirement arrangements that qualify for federal tax benefits under Sections 401, 403(b), 408 or 457 of the Internal Revenue Code and with non-qualified annuity arrangements.

FUNDS--The Portfolios of the Prudential Series Fund, Inc., AIM Variable Insurance Funds, Inc., Alliance Variable Products Series Fund, American Century Variable Portfolios, Inc., Davis Variable Account Fund, Inc., Dreyfus Socially Responsible Growth Fund, Inc., Franklin Templeton Variable Insurance Products Trust, John Hancock Declaration Trust, INVESCO Variable Investment Funds, Inc., Janus Aspen Series, MFS Variable Insurance Trust, and Credit Suisse Warburg Pincus Trust.

PARTICIPANT--A person who makes contributions, or for whom contributions have been made, and to whom they remain credited under the Contract.

PARTICIPANT ACCOUNT--An account established for each Participant to record the amount credited to the Participant under the Contract.

PARTICIPANT ACCOUNT VALUE--The dollar amount held in a Participant Account.

PRUDENTIAL--The Prudential Insurance Company of America. "We," "us," or "our" means Prudential.

PRUDENTIAL DISCOVERY PREMIER GROUP VARIABLE CONTRACT ACCOUNT--A separate account of Prudential registered under the Investment Company Act of 1940 as a unit investment trust (the "Discovery Account"), invested through its Subaccounts in shares of the corresponding Funds.

SUBACCOUNT--A division of the Discovery Account, the assets of which are invested in shares of the corresponding Funds.

We set out other defined terms in the Prospectus.


                            OTHER CONTRACT PROVISIONS

ASSIGNMENT

Unless contrary to applicable law, the right to any payment under the Contract is neither assignable nor subject to the claim of any creditor.

PARTICIPATION IN DIVISIBLE SURPLUS

A mutual life insurance company differs from a stock life insurance company in that it has no stockholders who are the owners of the enterprise. Accordingly, a Contractholder of Prudential participates in the divisible surplus of Prudential, according to the annual determination of Prudential's Board of Directors as to the portion, if any, of the divisible surplus which has accrued on the Contracts. No assurance can be given as to the amount of divisible surplus, if any, that will be available for distribution under these Contracts in the future. As discussed in the Prospectus, Prudential is considering reorganizing itself into a stock company.


                                 ADMINISTRATION

The assets of each Subaccount of the Discovery Account are invested in a corresponding Fund. The prospectus and the statement of additional information of each Fund describe the investment management and administration of that Fund.


We are generally responsible for the administrative and recordkeeping functions of the Discovery Account and pay the expenses associated with them. These functions include enrolling Participants, receiving and allocating contributions, maintaining Participant Accounts, preparing and distributing confirmations, statements, and reports. The administrative and recordkeeping expenses borne by us include salaries, rent, postage, telephone, travel, legal, actuarial and accounting fees, office equipment, stationery and maintenance of computer and other systems.

We are reimbursed for these administrative and recordkeeping expenses by the daily charge against the assets of each Subaccount for administrative expenses. That daily charge is equal to a maximum effective annual rate of 0.75% of the net assets in each Subaccount.


During 2000, Prudential received $2,577 for administrative expenses.

A withdrawal charge is also imposed on certain withdrawals from the Subaccounts and the Guaranteed Interest Account. During 2000, Prudential collected $-0- in withdrawal charges.


                             PERFORMANCE INFORMATION

AVERAGE ANNUAL TOTAL RETURN

The Discovery Account may advertise average annual total return information calculated according to a formula prescribed by the U.S. Securities and Exchange Commission ("SEC"). Average annual total return shows the average annual percentage increase, or decrease, in the value of a hypothetical contribution allocated to a Subaccount from the beginning to the end of each specified period of time. The SEC standardized version of this performance information is based on an assumed contribution of $1,000 allocated to a Subaccount at the beginning of each period and full withdrawal of the value of that amount at the end of each specified period. This method of calculating performance further assumes that (i) a $1,000 contribution was allocated to a Subaccount and (ii) no transfers or additional payments were made. Premium taxes are not included in the term "charges" for purposes of this calculation. Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical contribution that would compare the Unit Value on the first day of the specified period to the ending redeemable value at the end of the period according to the following formula:

                                 P(1 + T)n = ERV

Where T equals average annual total return, where ERV (the ending redeemable value) is the value at the end of the applicable period of a hypothetical contribution of $1,000 made at the beginning of the applicable period, where P equals a hypothetical contribution of $1,000, and where n equals the number of years.

NON-STANDARD TOTAL RETURN

In addition to the standardized average annual total return information described above, we may present total return information computed on bases different from that standardized method.

The Discovery Account may present total return information computed on the same basis as the standardized method except that charges deducted from the hypothetical contribution will not include any withdrawal charge. Consistent with the long-term investment and retirement objectives of the Contract, this total return presentation may assume that investment in the Contract continues beyond the period when the withdrawal charge applies. The total return percentage under this non-standardized method will be higher than that resulting from the standardized method.

The Discovery Account may also present aggregate total return figures for various periods, reflecting the cumulative change in value of an investment in the Discovery Account for the specified period.

PERFORMANCE INFORMATION


The tables below provide performance information for each Subaccount for specified periods ending December 31, 2000. The Discovery Account commenced operations on June 1, 2000. This information does not indicate or represent future performance.

Table 1 below shows average annual total return assuming a hypothetical investment of $1,000 at the beginning of the period via the Subaccount investing in the applicable Fund and ending on 12/31/00. The tables use the same assumptions as SEC standardized performance. That means that the rates of return shown below reflect the mortality and expense risk fee, the administrative fee and the withdrawal charge. The performance figures quoted reflect the maximum administrative fee of 0.75%. For certain Plans, we have reduced the administrative fee, which results in performance figures that are increased by the amount of the reduction.


                                     TABLE 1
                             SUBACCOUNT STANDARDIZED
                           AVERAGE ANNUAL TOTAL RETURN

                                                                      FROM DATE
                                                                     SUB-ACCOUNT
                                                                     ESTABLISHED
                                                                       THROUGH
FUND PORTFOLIO                                                        12/31/00
--------------------------------------------------------------------------------
THE PRUDENTIAL SERIES FUND, INC.
  Conservative Balanced Portfolio                                        N/A*
  Diversified Bond Portfolio                                             N/A*
  Equity Portfolio                                                       N/A*
  Flexible Managed Portfolio                                             N/A*
  Global Portfolio                                                       N/A*
  Government Income Portfolio                                            N/A*
  High Yield Bond Portfolio                                              N/A*
  Money Market Portfolio                                                 N/A*
  Prudential Jennison Portfolio                                          N/A*
  Small Capitalization Stock Portfolio                                  3.27%
  Stock Index Portfolio                                                  N/A*
  20/20 Focus Portfolio                                                 1.21%
  Value Portfolio                                                      17.80%

AIM VARIABLE INSURANCE FUNDS, INC.
  AIM V.I. Government Securities Fund                                   6.73%
  AIM V.I. International Equity Fund                                  -15.28%
  AIM V.I. Value Fund                                                    N/A*

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
  Premier Growth Portfolio                                            -16.52%
  Growth and Income Portfolio                                           3.24%
  Quasar Portfolio                                                      1.74%

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
  VP Income & Growth                                                   -7.91%

CREDIT SUISSE WARBURG PINCUS TRUST
  Emerging Growth Portfolio                                             1.34%

DAVIS VARIABLE ACCOUNT FUND, INC.
  Davis Value Portfolio                                                 0.93%

DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
  Dreyfus Socially Responsible Growth Fund                             -9.98%

FRANKLIN TEMPLETON VARIABLE INSURANCE
PRODUCTS TRUST
  Franklin Small Cap Fund-- Class 1                                   -10.48%
  Templeton International Securities Fund-- Class 1                     0.96%

JOHN HANCOCK DECLARATION TRUST
  V.A. Bond Fund                                                        8.26%

INVESCO VARIABLE INVESTMENT FUNDS, INC.
  INVESCO VIF-- Dynamics Fund                                          -3.47%

JANUS ASPEN SERIES
  Aggressive Growth Portfolio                                         -21.89%
  Growth & Income Portfolio                                            -8.45%
  Worldwide Growth Portfolio                                          -14.00%

MFS VARIABLE INSURANCE TRUST
  MFS Bond Series                                                       7.88%
  MFS Emerging Growth Series                                             N/A*
  MFS Investors Growth Stock Series                                    -6.18%
  MFS Investors Trust Series                                           -0.42%
  MFS Total Return Series                                              -0.97%


----------

* No standardized performance is depicted for these subaccounts because as of December 31, 2000, no payments had been allocated to those subaccounts.

Table 2 below shows average annual total return assuming a hypothetical investment of $1,000 at the beginning of the period via the Subaccount investing in the applicable Fund and ending on 12/31/00. The rates of return shown below reflect the mortality and expense risk fee and the administrative fee, but not the withdrawal charge.

                                     TABLE 2
                           SUBACCOUNT NON-STANDARDIZED
                           AVERAGE ANNUAL TOTAL RETURN

                                                                    FROM DATE
                                                                   ESTABLISHED
                                                                     THROUGH
FUND PORTFOLIO                                                       12/31/00
-------------------------------------------------------------------------------
THE PRUDENTIAL SERIES FUND, INC.
  Conservative Balanced Portfolio                                      N/A*
  Diversified Bond Portfolio                                           N/A*
  Equity Portfolio                                                     N/A*
  Flexible Managed Portfolio                                           N/A*
  Global Portfolio                                                     N/A*
  Government Income Portfolio                                          N/A*
  High Yield Bond Portfolio                                            N/A*
  Money Market Portfolio                                               N/A*
  Prudential Jennison Portfolio                                        N/A*
  Small Capitalization Stock Portfolio                                 4.07%
  Stock Index Portfolio                                                N/A*
  20/20 Focus Portfolio                                                2.01%
  Value Portfolio                                                     18.60%

AIM VARIABLE INSURANCE FUNDS, INC.
  AIM V.I. Government Securities Fund                                  7.53%
  AIM V.I. International Equity Fund                                 -14.48%
  AIM V.I. Value Fund                                                  N/A*

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
  Premier Growth Portfolio                                           -15.72%
  Growth and Income Portfolio                                          4.04%
  Quasar Portfolio                                                     2.54%

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
  VP Income & Growth                                                  -7.11%

CREDIT SUISSE WARBURG PINCUS TRUST
  Emerging Growth Portfolio                                            2.14%

DAVIS VARIABLE ACCOUNT FUND, INC.
  Davis Value Portfolio                                                1.73%

DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
  Dreyfus Socially Responsible Growth Fund                            -9.18%

FRANKLIN TEMPLETON VARIABLE INSURANCE
PRODUCTS TRUST
  Franklin Small Cap Fund-- Class 1                                   -9.68%
  Templeton International Securities Fund-- Class 1                    1.76%

JOHN HANCOCK DECLARATION TRUST
  V.A. Bond Fund                                                       9.06%

INVESCO VARIABLE INVESTMENT FUNDS, INC.
  INVESCO VIF-- Dynamics Fund                                         -2.67%

JANUS ASPEN SERIES
  Aggressive Growth Portfolio                                        -21.09%
  Growth & Income Portfolio                                           -7.65%
  Worldwide Growth Portfolio                                         -13.20%

MFS VARIABLE INSURANCE TRUST
  MFS Bond Series                                                      8.68%
  MFS Emerging Growth Series                                           N/A
  MFS Investors Growth Stock Series                                   -5.38%
  MFS Investors Trust Series                                           0.38%
  MFS Total Return Series                                             -0.17%



----------

* No performance is depicted for these subaccounts because as of December 31, 2000, no payments had been allocated to those subaccounts.

MONEY MARKET SUBACCOUNT YIELD

The "yield" and "effective yield" figures for the Money Market Subaccount shown below were calculated using historical investment returns of the Money Market Portfolio of the Prudential Series Fund. All fees, expenses and charges associated with the DISCOVERY PREMIER Group Annuity and the Series Fund have been reflected.

The "yield" and "effective yield" of the Money Market Subaccount for the seven days ended December 29, 2000, were 4.46% and 4.56%, respectively.

The yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one accumulation unit of the Money Market Subaccount at the beginning of the period, subtracting a hypothetical charge reflecting deductions from contract owner accounts, and dividing the difference by the value of the subaccount at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7), with the resulting figure carried to the nearest ten-thousandth of 1%.

The deduction referred to above consists of the 0.15% charge for mortality and expense risks and the 0.75% charge for administration.

The effective yield is obtained by taking the base period return, adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula: Effective Yield = (base period return + 1) 365/7 -1.

The yield on amounts held in the Money Market Subaccount will fluctuate on a daily basis. Therefore, the stated yields for any given period are not an indication of future yields.

COMPARATIVE PERFORMANCE INFORMATION

Reports or advertising may include comparative performance information, including, but not limited to: (1) comparisons to market indices such as the Dow Jones Industrial Average, the Standard & Poor's 500 Index, the Value Line Composite Index, the Russell 2000 Index, the Russell 3000 Growth Index, the Morgan Stanley World Index, the Lehman Brothers bond indices; (2) comparisons to other investments, such as certificates of deposit; (3) performance rankings assigned by services such as Morningstar, Inc. and Variable Research and Data Services (VARDS), and Lipper Analytical Services, Inc.; (4) data presented by analysts such as Dow Jones, A.M. Best, The Bank Rate Monitor National Index; and
(5) data in publications such as The Wall Street Journal, Times, Forbes, Barrons, Fortune, Money Magazine, and Financial World.

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                                    DIRECTORS

FRANKLIN E. AGNEW--Director since 1994 (current term expires April, 2006). Member, Committee on Finance & Dividends; Member, Corporate Governance Committee. Business consultant since 1987. Chief Financial Officer, H.J. Heinz from 1971 to 1986. Mr. Agnew is also a director of Bausch & Lomb, Inc. Age 67.
Address: 600 Grant Street, Suite 660, Pittsburgh, PA 15219.

FREDERIC K. BECKER--Director since 1994 (current term expires April, 2005). Member, Auditing Committee; Member, Corporate Governance Committee. President, Wilentz Goldman & Spitzer, P.A. (law firm) since 1989, with firm since 1960. Age
65. Address: 90 Woodbridge Center Drive, Woodbridge, NJ 07095.

GILBERT F. CASELLAS--Director since 1998 (current term expires April, 2003). Member, Investment Committee. President and Chief Executive Officer, Q-Linx Inc. since 2001. President and Chief Operating Officer, The Swarthmore Group, Inc. from 1999-2000. Partner, McConnell Valdes, LLP in 1998. Chairman, U.S. Equal Employment Opportunity Commission from 1994 to 1998. Age 48. Address: 1025 Connecticut Avenue, N.W., Suite 1012, Washington, D.C. 20036.

JAMES G. CULLEN--Director since 1994 (current term expires April, 2007). Member, Compensation Committee; Member, Committee on Business Ethics. Retired since 2000. President & Chief Operating Officer, Bell Atlantic Corporation, from 1998-2000. President & Chief Executive Officer, Telecom Group, Bell Atlantic Corporation, from 1997 to 1998. Vice Chairman, Bell Atlantic Corporation from 1995 to 1997. President, Bell Atlantic Corporation from 1993 to 1995. Mr. Cullen is also a director of Agilient Technologies, Inc., Quantum Bridge Communications and Johnson & Johnson. Age 58. Address: 751 Broad Street, 21st Floor, Newark, NJ 07102-3777.

CAROLYNE K. DAVIS--Director since 1989 (current term expires April, 2005). Member, Committee on Business Ethics; Member, Compensation Committee. Independent Health Care Advisor since 1997. Health Care Advisor, Ernst & Young, LLP from 1985 to 1997. Dr. Davis is also a director of Beckman Coulter Instruments, Inc., Minimed Incorporated, Science Applications International Corporation, and Beverley Enterprises. Age 69. Address: 751 Broad Street, 21st Floor, Newark, NJ 07102-3777.

ALLAN D. GILMOUR--Director since 1995 (current term expires April, 2003). Member, Investment Committee; Member, Committee on Finance & Dividends. Retired since 1995. Vice Chairman, Ford Motor Company, from 1993 to 1995. Mr. Gilmour originally joined Ford in 1960. Mr. Gilmour is also a director of Whirlpool Corporation, The Dow Chemical Company and DTE Energy Company. Age 66. Address:
751 Broad Street, 21st Floor, Newark, NJ 07102-3777.

WILLIAM H. GRAY III--Director since 1991 (current term expires April, 2004). Chairman, Committees on Nominations & Corporate Governance. Member, Executive Committee; Member, Committee on Business Ethics. President and Chief Executive Officer, The College Fund/UNCF since 1991. Mr. Gray served in Congress from 1979 to 1991. Mr. Gray is also a director of JP Morgan Chase & Co., Municipal Bond Investors Assurance Corporation, Rockwell International Corporation, Dell Computer Corporation, Pfizer, Inc., Viacom, Inc., Visteon Corporation, Electronic Data Systems, and Ezgov.com, Inc. Age 59. Address: 8260 Willow Oaks Corp. Drive, Fairfax, VA 22031-4511.

JON F. HANSON--Director since 1991 (current term expires April, 2003). Member, Investment Committee; Member, Committee on Finance & Dividends. Chairman, Hampshire Management Company since 1976. Mr. Hanson is also a director CDL, Inc. Age 64. Address: 235 Moore Street, Suite 200, Hackensack, NJ 07601.

GLEN H. HINER--Director since 1997 (current term expires April, 2005). Member, Compensation Committee. Chairman and Chief Executive Officer, Owens Corning since 1992. Senior Vice President and Group Executive, Plastics Group, General Electric Company from 1983 to 1991. Mr. Hiner is also a director of Dana Corporation, Owens Corning, and Kohler, Co. Age 66. Address: One Owens Corning Parkway, Toledo, OH 43659.

CONSTANCE J. HORNER--Director since 1994 (current term expires April, 2002). Member, Compensation Committee; Member, Committees on Nominations & Corporate Governance. Guest Scholar, The Brookings Institution since 1993. Ms. Horner is also a director of Foster Wheeler Corporation, Ingersoll-Rand Company, and Pfizer, Inc. Age 59. Address: 751 Broad Street, 21st Floor, Newark, NJ 07102-3777.

GAYNOR N. KELLEY--Director since 1997 (current term expires April, 2005). Member, Auditing Committee. Retired since 1996. Chairman and Chief Executive Officer, The Perkin Elmer Corporation from 1990 to 1996. Mr. Kelley is also a director of Hercules Incorporated and Alliant Techsystems. Age 69. Address: 751 Broad Street, 21st Floor, Newark, NJ 07102-3777.

BURTON G. MALKIEL--Director since 1978 (current term expires April, 2002). Chairman, Investment Committee; Member, Executive Committee; Member, Committee on Finance & Dividends. Professor of Economics, Princeton University, since 1988. Professor Malkiel is also a director of Baker Fentress & Company, The Jeffrey Company, NeuVis, Inc. and Vanguard Group, Inc. Age 68. Address:
Princeton University, Department of Economics, 110 Fisher Hall, Prospect Avenue, Princeton, NJ 08544-1021.

ARTHUR F. RYAN--Chairman of the Board, Chief Executive Officer and President of Prudential since 1994. President and Chief Operating Officer, Chase Manhattan Bank from 1990 to 1994, with Chase since 1972. Age 58. Address: 751 Broad Street, Newark, NJ 07102-3777.

IDA F.S. SCHMERTZ--Director since 1997 (current term expires April, 2004). Member, Auditing Committee. Principal, Investment Strategies International since 1994 and Chairman of the Volkhov International Business Incubator since 1995. Age 66. Address: 751 Broad Street, 21st Floor, Newark, NJ 07102-3777.

CHARLES R. SITTER--Director since 1995 (current term expires April, 2003). Member, Committee on Finance & Dividends; Member, Investment Committee. Retired since 1996. President, Exxon Corporation from 1993 to 1996. Mr. Sitter began his career with Exxon in 1957. Age 70. Address: 5959 Las Colinas Boulevard, Irving, TX 75039-2298.

DONALD L. STAHELI--Director since 1995 (current term expires April, 2003). Member, Compensation Committee; Member, Auditing Committee. Retired since 1997. Chairman and Chief Executive Officer, Continental Grain Company from 1994 to 1997. President and Chief Executive Officer, Continental Grain Company from 1988 to 1994. Age 69. Address: 47 East South Temple, #501, Salt Lake City, UT 84150.

RICHARD M. THOMSON--Director since 1976 (current term expires April, 2004). Chairman, Executive Committee; Chairman, Compensation Committee. Retired since 1998. Chairman of the Board, The Toronto-Dominion Bank from 1997 to 1998. Chairman and Chief Executive Officer from 1978 to 1997. Mr. Thomson is also a director of INCO, Limited, S.C. Johnson & Son, Inc., The Thomson Corporation, The Toronto-Dominion Bank, Ontario Power Generation, Inc., Stuart Energy Systems, Inc., Nexen Inc., Canada Pension Plan Investment Board, and TrizecHahn Corporation. Age 67. Address: 11th Floor TD Tower, Toronto Dominion Centre, Toronto, ON, M5K 1A2, Canada.

JAMES A. UNRUH--Director since 1996 (current term expires April, 2004). Member, Committees on Nominations & Corporate Governance; Member, Auditing Committee. Founding Principal, Alerion Capital Group, LLC since 1998. Chairman and Chief Executive Officer, Unisys Corporation, from 1990 to 1997. Mr. Unruh is also a director of Moss Software, Inc. and Apex Microtechnology Corporation. Age 60.
Address: 7600 Double Tree Ranch Road, Suite 240, Scottsdale, AZ 95258.

P. ROY VAGELOS, M.D.--Director since 1989 (current term expires April, 2005). Chairman, Auditing Committee; Member, Executive Committee; Member, Committees on Nominations & Corporate Governance. Chairman, Regeneron Pharmaceuticals since 1995. Chairman, Advanced Medicines, Inc. since 1997. Chairman, Chief Executive Officer and President, Merck & Co., Inc. from 1986 to 1995. Dr. Vagelos originally joined Merck in 1975. Dr. Vagelos is also a director of Regeneron Pharmaceuticals, Inc. Age 71. Address: One Crossroads Drive, Building A, 3rd Floor, Bedminster, NJ 07921.

STANLEY C. VAN NESS--Director since 1990 (current term expires April, 2002). Chairman, Committee on Business Ethics; Member, Executive Committee; Member, Auditing Committee. Partner, Herbert, Van Ness, Cayci & Goodell (law firm) since 1998. Counselor at Law, Picco Herbert Kennedy (law firm) from 1990 to 1998. Mr. Van Ness is also a director of Jersey Central Power & Light Company. Age 67.
Address: 22 Chambers Street, Princeton, NJ 08542.

PAUL A. VOLCKER--Director since 1988 (current term expires April, 2004). Chairman, Committee on Finance & Dividends; Member, Executive Committee; Member, Committee on Nominations & Corporate Governance. Consultant since 1997. Chairman and Chief Executive Officer, Wolfensohn & Co., Inc. 1995 to 1996. Chairman, James D. Wolfensohn, Inc. 1988 to 1995. Mr. Volcker is also a director of Genosys Technology Management Inc. Age 73. Address: 610 Fifth Avenue, Suite 420, New York, NY 10020.


                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                               PRINCIPAL OFFICERS

ARTHUR F. RYAN--Chairman of the Board, Chief Executive Officer, and President since 1994; prior to 1994, President and Chief Operating Officer, Chase Manhattan Corporation. Age 58.

VIVIAN BANTA--Executive Vice President, U.S. Consumer Group since 2001; Executive Vice President, Individual Financial Services 2000-2001; Consultant, Individual Financial Services from 1998 to 1999; Consultant, Morgan Stanley from 1997 to 1998; Executive Vice President, Global Investor Service, The Chase Manhattan Bank from 1991 to 1997. Age 50.

MICHELE S. DARLING--Executive Vice President, Corporate Governance, Human Resources and Community Resources since 2000; Executive Vice President, Human Resources from 1997 to 2000; prior to 1997, Executive Vice President, Human Resources, Canadian Imperial Bank of Commerce. Age 46.

ROBERT C. GOLDEN--Executive Vice President, Operations and Systems since 1997; prior to 1997, Executive Vice President, Prudential Securities. Age 54.

MARK B. GRIER--Executive Vice President, Financial Management, Government Affairs and Demutualization since 2000; Executive Vice President, Corporate Governance from 1998 to 2000; Executive Vice President, Financial

Management from 1997 to 1998; Chief Financial Officer from 1995 to 1997; prior to 1995, Executive Vice President, Chase Manhattan Corporation. Age 48.

JEAN D. HAMILTON--Executive Vice President, Institutional since 2001; Executive Vice President, Prudential Institutional 1998-2001; President, Diversified Group from 1995 to 1998; prior to 1995, President, Prudential Capital Group. Age 53.

RODGER A. LAWSON--Executive Vice President, International Investments & Global Marketing Communications since 1998; Executive Vice President, Marketing and Planning from 1996 to 1998; President and CEO, Van Eck Global, from 1994 to 1996; prior to 1994, President and CEO, Global Private Banking, Bankers Trust Company. Age 54.

KIYOFUMI SAKAGUCHI--Executive Vice President, International Insurance since 1998; President, International Insurance Group from 1995 to 1998; prior to 1995, Chairman and CEO, The Prudential Life Insurance Co., Ltd., Japan. Age 57.

JOHN R. STRANGFELD--Executive Vice President, Prudential Investment Management since 2001 and Chairman and CEO of Prudential Securities since 11/2000; Executive Vice President, Global Asset Management 1998-2001 and Prudential Securities 10/2000-11/2000; Chief Executive Officer, Private Asset Management Group (PAMG) from 1996 to 1998; President, PAMG, from 1994 to 1996; prior to 1994, Senior Managing Director. Age 47.

RICHARD J. CARBONE--Senior Vice President and Chief Financial Officer since 1997; Controller, Salomon Brothers, from 1995 to 1997; prior to 1995, Controller, Bankers Trust. Age 53.

ANTHONY S. PISZEL--Senior Vice President and Comptroller since 2000; Vice President and Comptroller from 1998 to 2000. Vice President, Enterprise Financial Management from 1997 to 1998; prior to 1997, Chief Financial Officer, Individual Insurance Group. Age 46.

C. EDWARD CHAPLIN--Senior Vice President and Treasurer since 2000; Vice President and Treasurer 1995 to 2000; prior to 1995, Managing Director and Assistant Treasurer. Age 44.

SUSAN J. BLOUNT--Vice President, Corporate Counsel and Secretary since 2000; Vice President and Secretary 1995 to 2000; prior to 1995, Assistant General Counsel. Age 43.


                              SALE OF THE CONTRACTS

Prudential Investment Management Services LLC ("PIMS"), a subsidiary of Prudential, offers the Contracts on a continuous basis through Corporate Office, regional home office and group sales office employees in those states in which the Contracts may be lawfully sold. It may also offer the Contracts through licensed insurance brokers and agents, or through appropriately registered direct or indirect subsidiary(ies) of Prudential, provided clearances to do so are obtained in any jurisdiction where such clearances may be necessary. During 2000, $67,385 was paid to PIMS for its services as principal underwriter. During 2000, PIMS retained none of those commissions.

                                  LEGAL MATTERS

All matters relating to New Jersey law pertaining to the Contracts, including the validity of the Contracts and Prudential's authority to issue the Contracts, have been passed upon by C. Christopher Sprague, Assistant General Counsel of Prudential. Shea and Gardner of Washington, D.C. has provided advice on certain matters relating to the federal securities laws.


                                     EXPERTS

The consolidated financial statements of Prudential and its subsidiaries as of December 31, 2000 and 1999 and for each of the two years in the period ended December 31, 2000 and the financial statement of the Account as of December 31, 2000 and for each of the three years in the period then ended included in this statement of additional information have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 1177 Avenue of the Americas, New York, New York 10036.


                              FINANCIAL STATEMENTS

The consolidated financial statements for Prudential and its subsidiaries included herein should be distinguished from the financial statements of the Discovery Account, and should be considered only as bearing upon the ability of Prudential to meet its obligations under the Contracts.


                                                   FINANCIAL STATEMENTS OF THE
                                                PRUDENTIAL DISCOVERY PREMIER GROUP
                                                    VARIABLE CONTRACT ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2000


                                                                                   SUBACCOUNTS
                                                --------------------------------------------------------------------------------
                                                                    PRUDENTIAL                       AIM V.I         AIM V.I
                                                                       SMALL                        GOVERNMENT    INTERNATIONAL
                                                 PRUDENTIAL      CAPITALIZATION     PRUDENTIAL      SECURITIES       EQUITY
                                                    VALUE             STOCK         20/20 FOCUS       FUND            FUND
                                                  PORTFOLIO         PORTFOLIO        PORTFOLIO      PORTFOLIO       PORTFOLIO
                                                -------------    --------------    ------------    -----------    --------------

ASSETS
  Investment in Shares at Net Asset Value
    [Note 3] .................................  $         239    $          223    $        205    $       216    $          172
  Receivable from (Payable to) The Prudential
    Insurance Company of America .............  $           0    $            0    $          0    $         0    $            0
                                                -------------    --------------    ------------    -----------    --------------
  Net Assets .................................  $         239    $          223    $        205    $       216    $          172
                                                =============    ==============    ============    ===========    ==============
NET ASSETS, representing:
  Equity of The Prudential Insurance Company
    of America ...............................  $         239    $          223    $        205    $       216    $          172
  Equity of Participants .....................  $           0    $            0    $          0    $         0    $            0
                                                -------------    --------------    ------------    -----------    --------------
                                                $         239    $          223    $        205    $       216    $          172
                                                =============    ==============    ============    ===========    ==============


                                SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A13 THROUGH A18

                                                            A1

                                                SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------------------------------------------------
                                                        AMERICAN                            DREYFUS
  ALLIANCE          ALLIANCE                             CENTURY                           SOCIALLY          FRANKLIN
  GROWTH &           PREMIER          ALLIANCE         VP INCOME &         DAVIS          RESPONSIBLE        SMALL CAP
   INCOME            GROWTH            QUASAR            GROWTH            VALUE          GROWTH FUND          FUND
  PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO        PORTFOLIO         PORTFOLIO         PORTFOLIO
--------------    --------------    --------------    --------------    -------------    --------------    --------------



$          209    $       85,392    $          206    $       52,409    $         204    $          183    $      331,920

$            0    $           76    $            0    $         (168)   $           0    $            0    $        2,126
--------------    --------------    --------------    --------------    -------------    --------------    --------------
$          209    $       85,468    $          206    $       52,241    $         204    $          183    $      334,046
==============    ==============    ==============    ==============    =============    ==============    ==============


$          209    $            0    $          206    $            0    $         204    $          183    $            0
$            0    $       85,468    $            0    $       52,241    $           0    $            0    $      334,046
--------------    --------------    --------------    --------------    -------------    --------------    --------------
$          209    $       85,468    $          206    $       52,241    $         204    $          183    $      334,046
==============    ==============    ==============    ==============    =============    ==============    ==============


                                SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A13 THROUGH A18

                                                            A2

                                                    FINANCIAL STATEMENTS OF THE
                                                PRUDENTIAL DISCOVERY PREMIER GROUP
                                                     VARIABLE CONTRACT ACCOUNT


STATEMENTS OF NET ASSETS
December 31, 2000

                                                                                   SUBACCOUNTS
                                                ---------------------------------------------------------------------------------
                                                  TEMPLETON       INVESCO VIF         JANUS            JANUS            JANUS
                                                INTERNATIONAL      DYNAMICS        AGGRESSIVE        GROWTH &         WORLDWIDE
                                               SECURITIES FUND       FUND            GROWTH           INCOME           GROWTH
                                                  PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO
                                                -------------    -------------    -------------    -------------    -------------
ASSETS
  Investment in Shares at Net Asset Value
    [Note 2] .................................  $       1,192    $      75,037    $     717,503    $     330,594    $     302,009
  Receivable from (Payable to) The Prudential
    Insurance Company of America .............  $        (205)   $        (271)   $       3,417    $        (347)   $        (207)
                                                -------------    -------------    -------------    -------------    -------------
  Net Assets .................................  $         987    $      74,766    $     720,920    $     330,247    $     301,802
                                                =============    =============    =============    =============    =============
NET ASSETS, representing:
  Equity of The Prudential Insurance Company
   of America ................................  $           0    $           0    $           0    $           0    $           0
  Equity of Participants .....................  $         987    $      74,766    $     720,920    $     330,247    $     301,802
                                                -------------    -------------    -------------    -------------    -------------
                                                $         987    $      74,766    $     720,920    $     330,247    $     301,802
                                                =============    =============    =============    =============    =============


                                    SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A13 THROUGH A18

                                                                A3

                                                     SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------------
  JOHN HANCOCK               MFS                  MFS                   MFS                   MFS             WARBURG PINCUS
    V.A. BOND               BOND                GROWTH              GROWTH WITH          TOTAL RETURN            EMERGING
      FUND                 SERIES               SERIES             INCOME SERIES            SERIES                GROWTH
    PORTFOLIO             PORTFOLIO            PORTFOLIO             PORTFOLIO             PORTFOLIO             PORTFOLIO
------------------    ------------------    -----------------    ------------------    ------------------    ------------------


$              219    $              219    $          13,833    $              202    $              201    $           14,253

$                0    $                0    $             (28)   $                0    $                0    $             (355)
------------------    ------------------    -----------------    ------------------    ------------------    ------------------
$              219    $              219    $          13,805    $              202    $              201    $           13,898
==================    ==================    =================    ==================    ==================    ==================


$              219    $              219    $               0    $              202    $              201    $                0
$                0    $                0    $          13,805    $                0    $                0    $           13,898
------------------    ------------------    -----------------    ------------------    ------------------    ------------------
$              219    $              219    $          13,805    $              202    $              201    $           13,898
==================    ==================    =================    ==================    ==================    ==================


                                   SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A13 THROUGH A18

                                                               A4

                                                 FINANCIAL STATEMENTS OF THE
                                              PRUDENTIAL DISCOVERY PREMIER GROUP
                                                  VARIABLE CONTRACT ACCOUNT


STATEMENTS OF OPERATIONS
For the period ended December 31, 2000

                                                                                           SUBACCOUNTS
                                                     -----------------------------------------------------------------------
                                                                           PRUDENTIAL                            AIM V.I
                                                                              SMALL                            GOVERNMENT
                                                       PRUDENTIAL        CAPITALIZATION      PRUDENTIAL        SECURITIES
                                                          VALUE               STOCK          20/20 FOCUS          FUND
                                                        PORTFOLIO           PORTFOLIO         PORTFOLIO         PORTFOLIO
                                                     ---------------    ----------------    --------------    --------------
INVESTMENT INCOME
  Dividend income .................................  $             3    $              0    $            1    $           10

EXPENSES
  Fees charged to Participants for administrative
    purposes and mortality and expense risk
    [Notes 4] .....................................                0                   0                 0                 0
                                                     ---------------    ----------------    --------------    --------------
NET INVESTMENT INCOME (LOSS) ......................                3                   0                 1                10
                                                     ---------------    ----------------    --------------    --------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
  Capital gains distributions received ............               16                   0                 3                 0
  Net realized gain (loss) on investments .........                0                   0                 1                 0
  Net change in unrealized gain (loss) on
    investments ...................................               20                  22                 2                 6
                                                     ---------------    ----------------    --------------    --------------
NET GAIN (LOSS) ON INVESTMENTS ....................               36                  22                 6                 6
                                                     ---------------    ----------------    --------------    --------------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS .......................  $            39    $             22    $            7    $           16
                                                     ===============    ================    ==============    ==============


                                  SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A13 THROUGH A18


                                                             A5

                                                    SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                    AMERICAN                           DREYFUS
   AIM V.I        ALLIANCE      ALLIANCE                           CENTURY VP                         SOCIALLY          FRANKLIN
INTERNATIONAL     GROWTH &       PREMIER          ALLIANCE          INCOME &            DAVIS        RESPONSIBLE        SMALL CAP
 EQUITY FUND       INCOME        GROWTH            QUASAR            GROWTH             VALUE        GROWTH FUND          FUND
  PORTFOLIO       PORTFOLIO     PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO       PORTFOLIO         PORTFOLIO
--------------    ---------    -------------    -------------    ---------------    ------------    ---------------    ------------

$            0    $       1    $           0    $           1    $             0    $          1    $             0    $          0




             0            0               39                0                 51               0                  0             404
--------------    ---------    -------------    -------------    ---------------    ------------    ---------------    ------------
             0            1              (39)               1                (51)              1                  0            (404)
--------------    ---------    -------------    -------------    ---------------    ------------    ---------------    ------------



            11           13               11                7                  0               3                  0               0
             0            0             (397)               0                 (1)              0                  0          (5,932)

           (40)          (5)          (6,257)              (1)              (532)              1                (18)        (24,885)
--------------    ---------    -------------    -------------    ---------------    ------------    ---------------    ------------
           (29)           8           (6,643)               6               (533)              4                (18)        (30,817)
--------------    ---------    -------------    -------------    ---------------    ------------    ---------------    ------------


$          (29)   $       9    $      (6,682)   $           7    $          (584)   $          5    $           (18)   $    (31,221)
==============    =========    =============    =============    ===============    ============    ===============    ============


                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A13 THROUGH A18

                                                                 A6

                                                FINANCIAL STATEMENTS OF THE
                                             PRUDENTIAL DISCOVERY PREMIER GROUP
                                                 VARIABLE CONTRACT ACCOUNT


STATEMENTS OF OPERATIONS
For the period ended December 31, 2000

                                                                                  SUBACCOUNTS
                                                     ---------------------------------------------------------------------

                                                        TEMPLETON        INVESCO VIF           JANUS            JANUS
                                                      INTERNATIONAL       DYNAMICS          AGGRESSIVE        GROWTH &
                                                     SECURITIES FUND        FUND              GROWTH           INCOME
                                                        PORTFOLIO         PORTFOLIO          PORTFOLIO        PORTFOLIO
                                                    ----------------    --------------    ---------------    -------------
INVESTMENT INCOME
 Dividend income ................................. $              0    $            0    $         4,270    $       1,713

EXPENSES
  Fees charged to Participants for administrative
    purposes and mortality and expense risk
    [Notes 4] ....................................                 0                64                879              492
                                                    ----------------    --------------    ---------------    -------------
NET INVESTMENT INCOME (LOSS) .....................                 0               (64)             3,391            1,221
                                                    ----------------    --------------    ---------------    -------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
  Capital gains distributions received ...........                 0                52                  0                0
  Net realized gain (loss) on investments ........                 0                 0            (12,834)            (501)
  Net change in unrealized gain (loss) on
    investments ..................................                35            (6,364)          (128,076)         (23,766)
                                                    ----------------    --------------    ---------------    -------------
NET GAIN (LOSS) ON INVESTMENTS ...................                35            (6,312)          (140,910)         (24,267)
                                                    ----------------    --------------    ---------------    -------------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS ......................  $             35    $       (6,376)   $      (137,519)   $     (23,046)
                                                    ================    ==============    ===============    =============


                                 SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A13 THROUGH A18

                                                            A7

                                                   SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------
                                                                               MFS                                WARBURG
     JANUS           JOHN HANCOCK          MFS               MFS           GROWTH WITH            MFS             PINCUS
   WORLDWIDE           V.A. BOND          BOND             GROWTH            INCOME          TOTAL RETURN        EMERGING
    GROWTH               FUND            SERIES            SERIES            SERIES             SERIES            GROWTH
   PORTFOLIO           PORTFOLIO        PORTFOLIO         PORTFOLIO         PORTFOLIO          PORTFOLIO         PORTFOLIO
---------------    ----------------    -------------    --------------    --------------    ----------------    --------------

$       10,820    $              8    $           0    $            0    $            0    $              0    $           11




            606                   0                0                20                 0                   0                22
 --------------    ----------------    -------------    --------------    --------------    ----------------    --------------
         10,214                   8                0               (20)                0                   0               (11)
 --------------    ----------------    -------------    --------------    --------------    ----------------    --------------



              0                   0                0                 0                 0                   0                 0
         (1,410)                  0                0                (1)                0                 (21)               (2)

        (53,366)                 11               19            (1,106)                2                  22              (884)
 --------------    ----------------    -------------    --------------    --------------    ----------------    --------------
        (54,776)                 11               19            (1,107)                2                   1              (886)
 --------------    ----------------    -------------    --------------    --------------    ----------------    --------------


 $      (44,562)   $             19    $          19    $       (1,127)   $            2    $              1    $         (897)
 ==============    ================    =============    ==============    ==============    ================    ==============


                                   SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A13 THROUGH A18

                                                               A8

                                                   FINANCIAL STATEMENTS OF THE
                                               PRUDENTIAL DISCOVERY PREMIER GROUP
                                                    VARIABLE CONTRACT ACCOUNT


STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2000

                                                                                                SUBACCOUNTS
                                                          ----------------------------------------------------------------------
                                                                              PRUDENTIAL                            AIM V.I
                                                                                 SMALL                            GOVERNMENT
                                                            PRUDENTIAL      CAPITALIZATION      PRUDENTIAL        SECURITIES
                                                              VALUE              STOCK          20/20 FOCUS          FUND
                                                            PORTFOLIO          PORTFOLIO         PORTFOLIO         PORTFOLIO
                                                              2000               2000              2000              2000
                                                          --------------    ---------------    --------------    --------------
OPERATIONS
  Net Investment income (loss) .........................  $            3    $             0    $            1    $           10
  Capital gains distributions received .................              16                  0                 3                 0
  Realized gain (loss) on shares redeemed ..............               0                  0                 1                 0
  Net change in unrealized gain (loss) on investments ..              20                 22                 2                 6
                                                          --------------    ---------------    --------------    --------------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS ............................              39                 22                 7                16
                                                          --------------    ---------------    --------------    --------------

ACCUMULATION UNIT TRANSACTIONS
  Purchase payments and transfers in [Note 8] ..........               0                  0                 0                 0
  Withdrawals and transfers out [Note 8] ...............               0                  0                 0                 0
                                                          --------------    ---------------    --------------    --------------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM ACCUMULATION UNIT
  TRANSACTIONS .........................................               0                  0                 0                 0
                                                          --------------    ---------------    --------------    --------------

NET INCREASE IN NET ASSETS RETAINED
  IN THE ACCOUNT [NOTE 9] ..............................             200                201               198               200
                                                          --------------    ---------------    --------------    --------------

TOTAL INCREASE (DECREASE) IN NET ASSETS ................             239                223               205               216

NET ASSETS
  Beginning of period ..................................               0                  0                 0                 0
                                                          --------------    ---------------    --------------    --------------
  End of period ........................................  $          239    $           223    $          205    $          216
                                                          ==============    ===============    ==============    ==============


                                   SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A13 THROUGH A18

                                                               A9

                                                      SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
                                                                    AMERICAN                            DREYFUS
    AIM V.I        ALLIANCE        ALLIANCE                         CENTURY VP                          SOCIALLY         FRANKLIN
 INTERNATIONAL     GROWTH &         PREMIER        ALLIANCE          INCOME &           DAVIS          RESPONSIBLE       SMALL CAP
  EQUITY FUND       INCOME          GROWTH          QUASAR            GROWTH            VALUE          GROWTH FUND         FUND
   PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO         PORTFOLIO        PORTFOLIO         PORTFOLIO        PORTFOLIO
     2000            2000            2000            2000              2000             2000              2000             2000
---------------   -------------   -------------   -------------   --------------    --------------    --------------    -----------

$             0   $           1   $         (39)  $           1   $          (51)   $            1    $            0    $      (404)
             11              13              11               7                0                 3                 0              0
              0               0            (397)              0               (1)                0                 0         (5,932)
            (40)             (5)         (6,257)             (1)            (532)                1               (18)       (24,885)
---------------   -------------   -------------   -------------   --------------    --------------    --------------    -----------


            (29)              9          (6,682)              7             (584)                5               (18)       (31,221)
---------------   -------------   -------------   -------------   --------------    --------------    --------------    -----------


              0               0          92,150               0           52,825                 0                 0        368,054
              0               0               0               0                0                 0                 0         (2,787)
---------------   -------------   -------------   -------------   --------------    --------------    --------------    -----------



              0               0          92,150               0           52,825                 0                 0        365,267
---------------   -------------   -------------   -------------   --------------    --------------    --------------    -----------


            201             200               0             199                0               199               201              0
---------------   -------------   -------------   -------------   --------------    --------------    --------------    -----------

            172             209          85,468             206           52,241               204               183        334,046


              0               0               0               0                0                 0                 0              0
---------------   -------------   -------------   -------------   --------------    --------------    --------------    -----------
$           172   $         209   $      85,468   $         206   $       52,241    $          204    $          183    $   334,046
===============   =============   =============   =============   ==============    ==============    ==============    ===========


                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A13 THROUGH A18

                                                                A10

                                                  FINANCIAL STATEMENTS OF THE
                                              PRUDENTIAL DISCOVERY PREMIER GROUP
                                                   VARIABLE CONTRACT ACCOUNT


STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2000

                                                                                       SUBACCOUNTS
                                                          -------------------------------------------------------------------

                                                              TEMPLETON        INVESCO VIF          JANUS            JANUS
                                                            INTERNATIONAL       DYNAMICS         AGGRESSIVE        GROWTH &
                                                           SECURITIES FUND        FUND             GROWTH           INCOME
                                                              PORTFOLIO         PORTFOLIO         PORTFOLIO        PORTFOLIO
                                                          ----------------    ------------      --------------    -----------
                                                                2000              2000              2000             2000
                                                          ----------------    ------------      --------------    -----------
OPERATIONS
  Net Investment income (loss) .........................  $              0    $        (64)     $        3,391    $     1,221
  Capital gains distributions received .................                 0              52                   0              0
  Realized gain (loss) on shares redeemed ..............                 0               0             (12,834)          (501)
  Net change in unrealized gain (loss) on investments ..                35          (6,364)           (128,076)       (23,766)
                                                          ----------------    ------------      --------------    -----------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS ............................                35          (6,376)           (137,519)       (23,046)
                                                          ----------------    ------------      --------------    -----------

ACCUMULATION UNIT TRANSACTIONS
  Purchase payments and transfers in [Note 8] ..........               952          81,142             861,949        387,783
  Withdrawals and transfers out [Note 8] ...............                 0               0              (3,510)       (34,490)
                                                          ----------------    ------------      --------------    -----------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM ACCUMULATION UNIT
  TRANSACTIONS .........................................               952          81,142             858,439        353,293
                                                          ----------------    ------------      --------------    -----------

NET INCREASE IN NET ASSETS RETAINED
  IN THE ACCOUNT [NOTE 9] ..............................                 0               0                   0              0
                                                          ----------------    ------------      --------------    -----------

TOTAL INCREASE (DECREASE) IN NET ASSETS ................               987          74,766             720,920        330,247

NET ASSETS
  Beginning of period ..................................                 0               0                   0              0
                                                          ----------------    ------------      --------------    -----------
  End of period ........................................  $            987    $     74,766      $      720,920    $   330,247
                                                          ================    ============      ==============    ===========


                                  SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A13 THROUGH A18

                                                              A11

                                                     SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------------------------------------------------
                                                                            MFS                               WARBURG
    JANUS        JOHN HANCOCK        MFS               MFS               GROWTH WITH            MFS            PINCUS
  WORLDWIDE        V.A. BOND        BOND             GROWTH                INCOME          TOTAL RETURN       EMERGING
   GROWTH            FUND          SERIES            SERIES                SERIES             SERIES           GROWTH
  PORTFOLIO        PORTFOLIO      PORTFOLIO         PORTFOLIO             PORTFOLIO          PORTFOLIO        PORTFOLIO
------------    -------------    -----------    ------------------    ------------------    --------------    ----------
    2000             2000           2000                  2000                  2000             2000            2000
------------    -------------    -----------    ------------------    ------------------    --------------    ----------

$     10,214    $           8    $         0    $              (20)   $                0    $            0    $      (11)
           0                0              0                     0                     0                 0             0
      (1,410)               0              0                    (1)                    0               (21)           (2)
     (53,366)              11             19                (1,106)                    2                22          (884)
------------    -------------    -----------    ------------------    ------------------    --------------    ----------


     (44,562)              19             19                (1,127)                    2                 1          (897)
------------    -------------    -----------    ------------------    ------------------    --------------    ----------


     351,318                0              0                15,020                     0                 0        14,795
      (4,954)               0              0                   (88)                    0                 0             0
------------    -------------    -----------    ------------------    ------------------    --------------    ----------



     346,364                0              0                14,932                     0                 0        14,795
------------    -------------    -----------    ------------------    ------------------    --------------    ----------


           0              200            200                     0                   200               200             0
------------    -------------    -----------    ------------------    ------------------    --------------    ----------

     301,802              219            219                13,805                   202               201        13,898


           0                0              0                     0                     0                 0             0
------------    -------------    -----------    ------------------    ------------------    --------------    ----------
$    301,802    $         219    $       219    $           13,805    $              202    $          201    $   13,898
============    =============    ===========    ==================    ==================    ==============    ==========


                                SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A13 THROUGH A18

                                                           A12

                        NOTES TO FINANCIAL STATEMENTS OF
                       PRUDENTIAL DISCOVERY PREMIER GROUP
                            VARIABLE CONTRACT ACCOUNT
                                DECEMBER 31, 2000

NOTE 1: GENERAL

        The Prudential Premier Group Variable Contract Account (the "Discovery Account") was established on November 9, 1999 by the Prudential Insurance Company of America (Prudential or Company) and commenced operations on June 1, 2000 under the laws of the State of New Jersey and meets the definition of a "separate account" under federal securities laws. The Discovery Account is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (1940 Act") as a unit investment trust, which is a type of investment company.

        The Discovery Account is used in connection with retirement arrangements that qualify for federal tax benefits under Sections 401, 403(b), 408 or 457 of the Internal Revenue Code of 1986 (the "Code") and to defined contribution annuity plans qualifying for federal tax benefits under section 403(c) of the Code. The Contracts are group annuity contracts and generally are issued to employers (Contractholders) who make contributions under them on behalf of their employees. A person for whom contributions have been made and to whom they remain credited under a Contract is a "Participant."

        The Discovery Account is comprised of 35 Subaccounts. The assets of each Subaccount are invested in corresponding Fund listed as follows:

                       THE PRUDENTIAL SERIES FUND, INC.
                       Money Market Portfolio
                       Diversified Bond Portfolio
                       Government Income Portfolio
                       Conservative Balanced Portfolio
                       Flexible Managed Portfolio
                       High Yield Bond Portfolio
                       Stock Index Portfolio
                       Value Portfolio
                       Equity Portfolio
                       Prudential Jennison Portfolio
                       Global Portfolio
                       20/20 Focus Portfolio
                       Small Capitalization Stock Portfolio

                       AIM VARIABLE INSURANCE
                       AIM V.I. Value Fund
                       AIM V.I. Government Securities Fund
                       AIM V.I. International Equity Fund

                       ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
                       Premier Growth Portfolio
                       Growth and Income Portfolio
                       Quasar Portfolio

                       AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
                       VP Income and Growth

                       DAVIS VARIABLE ACCOUNT FUND, INC.
                       Davis Value Portfolio

                       DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND


                                      A13

                       FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCT TRUST (VIP) Franklin Small Cap Fund
                       Templeton International Securities Fund

                       JOHN HANCOCK DECLARATION TRUST
                       V.A. Bond Fund

                       INVESCO VARIABLE INVESTMENT FUNDS, INC.
                       Invesco VIF, Dynamics Fund

                       JANUS ASPEN SERIES
                       Aggressive Growth Portfolio
                       Growth and Income Portfolio
                       Worldwide Growth Portfolio

                       MFS VARIABLE INSURANCE TRUST
                       Bond Series
                       Emerging Growth Series
                       Growth Series
                       Growth with Income Series
                       Total Return Series

        At December 31, 2000 there were no balances or activity for the year then ended pertaining to the following Prudential Series Fund, Inc.
        Subaccounts: Money Market Portfolio, Diversified Bond Portfolio, Government Income Portfolio, Conservative Balanced Portfolio, Flexible Managed Portfolio, High Yield Bond Portfolio, Stock Index Portfolio, Equity Portfolio, Prudential Jennison Portfolio, Global Portfolio, as well as AIM V.I. Value Fund.


NOTE 2: SIGNIFICANT ACCOUNTING POLICIES

        The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States ("GAAP"). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

        INVESTMENTS--The investments in shares of the Series Fund or the non-Prudential administered funds are stated at the net asset value of the respective portfolio.

        SECURITY TRANSACTIONS--Realized gains and losses on security transactions are reported on an average cost basis. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

        DISTRIBUTIONS RECEIVED--Dividend and capital gain distributions received are reinvested in additional shares of the Series Fund or the non-Prudential administered funds and are recorded on the ex-dividend date.


                                      A14

NOTE 3: INVESTMENT INFORMATION FOR THE PRUDENTIAL DISCOVERY PREMIER GROUP VARIABLE CONTRACT ACCOUNT

        The net asset value per share for each portfolio of the Series Fund, or the non-Prudential administered variable funds, the number of shares (rounded) of each portfolio held by the Account and the aggregate cost of investments in such shares at December 31, 2000 were as follows:

                                                                                  SUBACCOUNTS
                                          -----------------------------------------------------------------------------------------
                                                              PRUDENTIAL                              AIM V.I.          AIM V.I.
                                          PRUDENTIAL             SMALL            PRUDENTIAL         GOVERNMENT       INTERNATIONAL
                                             VALUE          CAPITALIZATION        20/20 FOCUS        SECURITIES          EQUITY
                                           PORTFOLIO           PORTFOLIO           PORTFOLIO            FUND              FUND
                                          ----------        --------------        -----------        -----------      -------------
        Number of Shares (rounded):               12                  13                  19                 19                 9
        Net asset value per share:          $  20.46            $  17.11             $ 10.99            $ 11.16           $ 20.12
        Cost:                               $    219            $    201             $   203            $   210           $   212

                                                                             SUBACCOUNTS (CONTINUED)
                                          ----------------------------------------------------------------------------------------
                                           ALLIANCE            ALLIANCE                           AMERICAN CENTURY
                                          GROWTH AND            PREMIER            ALLIANCE         VP INCOME AND         DAVIS
                                            INCOME              GROWTH              QUASAR             GROWTH             VALUE
                                           PORTFOLIO           PORTFOLIO           PORTFOLIO          PORTFOLIO         PORTFOLIO
                                          -----------          ---------           ---------      -----------------     ----------
        Number of Shares (rounded):                9               2,664                  17              7,371                18
        Net asset value per share:          $  23.15            $  32.05             $ 11.84            $  7.11          $  11.06
        Cost:                               $    214            $ 91,649             $   207            $52,941          $    203

                                                                            SUBACCOUNTS (CONTINUED)
                                       ------------------------------------------------------------------------------------------
                                       DREYFUS SOCIALLY                            TEMPLETON                              JANUS
                                          RESPONSIBLE          FRANKLIN          INTERNATIONAL       INVESCO VIF       AGGRESSIVE
                                            GROWTH             SMALL CAP          SECURITIES          DYNAMICS           GROWTH
                                             FUND                FUND                FUND               FUND            PORTFOLIO
                                       -----------------       ---------         -------------       -----------       -----------
        Number of Shares (rounded):                5              15,620                  63              4,121            19,766
        Net asset value per share:          $  34.47            $  21.25             $ 18.78            $ 18.21          $  36.30
        Cost:                               $    201            $356,805             $ 1,157            $81,401          $845,579

                                                                            SUBACCOUNTS (CONTINUED)
                                          ----------------------------------------------------------------------------------------
                                             JANUS               JANUS
                                          GROWTH AND           WORLDWIDE         JOHN HANCOCK            MFS               MFS
                                            INCOME              GROWTH             V.A. BOND            BOND             GROWTH
                                           PORTFOLIO           PORTFOLIO             FUND              SERIES            SERIES
                                          ----------           ---------         -------------         --------          --------
        Number of Shares (rounded):           18,989               8,167                  21                 19             1,064
        Net asset value per share:          $  17.41            $  36.98             $ 10.29            $ 11.32          $  13.00
        Cost:                               $354,360            $355,375             $   208            $   200          $ 14,939

                                                       SUBACCOUNTS (CONTINUED)
                                          -----------------------------------------------------
                                              MFS
                                          GROWTH WITH             MFS           WARBURG PINCUS
                                            INCOME           TOTAL RETURN       EMERGING GROWTH
                                            SERIES              SERIES             PORTFOLIO
                                          -----------        ------------       ---------------
        Number of Shares (rounded):               10                  10               1,108
        Net asset value per share:          $  21.01            $  19.59             $ 12.86
        Cost:                               $    200            $    179             $15,137

                                             A15

NOTE 4: EXPENSES

        A daily charge at a maximum effective annual rate of 0.75% of the average participant account value of each Subaccount of the Discovery Account is paid to Prudential for administrative expenses. Prudential may reduce this fee under Contracts as to which, due to economies of scale or other factors, administrative costs are reduced. A daily charge at an effective annual rate of 0.15% of the average participant account value of each Subaccount of the Discovery Account is paid to Prudential for assuming mortality and expense risks under the Contracts.


NOTE 5: TAXES

        The Discovery Account is not considered a separate taxpayer for purposes of the Internal Revenue Code. As distinguished from most other registered investment companies--which are separate taxpayers--the earnings of the Subaccounts invested in the Funds are taxed as part of the income of Prudential. As a result, the unit value of the Subaccounts has not been reduced by federal income taxes.


NOTE 6: WITHDRAWAL CHARGE

        A withdrawal charge is imposed upon the withdrawal of certain purchase payments to compensate Prudential for sales and other marketing expenses. The maximum withdrawal charge is 5% on contributions withdrawn during the first year of participation. The withdrawal charge declines by 1% in each subsequent year until it is 0% after the fifth year. No withdrawal charge is imposed upon contributions withdrawn for any reason after five years of participation in a Program. In addition, no withdrawal charge is imposed upon contributions withdrawn to purchase an annuity under a Contract, to provide a death benefit, pursuant to a systematic withdrawal plan, to provide a minimum distribution payment, or in cases of financial hardship or disability retirement as determined pursuant to provisions of the employer's retirement arrangement. Further, for all plans other than IRAs, no withdrawal charge is imposed upon contributions withdrawn due to resignation or retirement by the Participant or termination of the Participant by the Contract-holder.


                                      A16

NOTE 7: UNIT TRANSACTIONS

        The number of units issued and redeemed during the year ended December 31, 2000 was as follows:

                                       PRUDENTIAL                          PRUDENTIAL                          PRUDENTIAL
                                          VALUE                       SMALL CAPITALIZATION                     20/20 FOCUS
                                        PORTFOLIO                           PORTFOLIO                           PORTFOLIO
                              ----------------------------       ------------------------------        -----------------------------
                                UNITS             AMOUNTS          UNITS             AMOUNTS           UNITS              AMOUNTS
                              ----------         ----------      ----------        ------------       ---------          -----------
        Issued ..............          0                  0               0                   0               0                  0
        Redeemed ............          0                  0               0                   0               0                  0

                                        AIM V.I.                           AIM V.I.                            ALLIANCE
                                  GOVERNMENT SECURITIES              INTERNATIONAL EQUITY                   PREMIER GROWTH
                                          FUND                               FUND                              PORTFOLIO
                              ----------------------------       ------------------------------        -----------------------------
                                UNITS             AMOUNTS          UNITS             AMOUNTS           UNITS              AMOUNTS
                              ----------         ----------      ----------        ------------       ---------          -----------
        Issued ..............          0                  0               0                   0          10,125               92,150
        Redeemed ............          0                  0               0                   0               0                    0

                                        ALLIANCE                           ALLIANCE                       AMERICAN CENTURY VP
                                    GROWTH AND INCOME                       QUASAR                         INCOME AND GROWTH
                                        PORTFOLIO                          PORTFOLIO                           PORTFOLIO
                              ----------------------------       ------------------------------        -----------------------------
                                UNITS             AMOUNTS          UNITS             AMOUNTS           UNITS              AMOUNTS
                              ----------         ----------      ----------        ------------       ---------          -----------
        Issued ..............          0                  0               0                   0           5,616               52,825
        Redeemed ............          0                  0               0                   0               0                    0

                                          DAVIS                        DREYFUS SOCIALLY                      VIP FRANKLIN
                                          VALUE                       RESPONSIBLE GROWTH                       SMALL CAP
                                        PORTFOLIO                            FUND                                FUND
                              ----------------------------       ------------------------------        -----------------------------
                                UNITS             AMOUNTS          UNITS             AMOUNTS           UNITS              AMOUNTS
                              ----------         ----------      ----------        ------------       ---------          -----------
        Issued ..............          0                  0               0                   0          37,165              368,054
        Redeemed ............          0                  0               0                   0             244                2,787

                                 TEMPLETON INTERNATIONAL                 JOHN HANCOCK                         INVESCO VIF
                                       SECURITIES                          V.A. BOND                           DYNAMICS
                                          FUND                               FUND                                FUND
                              ----------------------------       ------------------------------        -----------------------------
                                UNITS             AMOUNTS          UNITS             AMOUNTS           UNITS              AMOUNTS
                              ----------         ----------      ----------        ------------       ---------          -----------
        Issued ..............         97                952               0                   0           7,671               81,142
        Redeemed ............          0                  0               0                   0               0                    0

                                          JANUS                               JANUS                               JANUS
                                    AGGRESSIVE GROWTH                   GROWTH AND INCOME                   WORLDWIDE GROWTH
                                        PORTFOLIO                           PORTFOLIO                           PORTFOLIO
                              ----------------------------       ------------------------------        -----------------------------
                                UNITS             AMOUNTS           UNITS             AMOUNTS           UNITS              AMOUNTS
                              ----------         ----------      ----------        ------------       ---------          -----------
        Issued ..............     91,562            861,950          38,922             387,783          35,217              351,318
        Redeemed ............        363              3,510           3,228              34,490             523                4,954

                                           MFS                                 MFS                                 MFS
                                          BOND                               GROWTH                         GROWTH AND INCOME
                                         SERIES                              SERIES                              SERIES
                              ----------------------------       ------------------------------        -----------------------------
                                UNITS             AMOUNTS           UNITS             AMOUNTS           UNITS              AMOUNTS
                              ----------         ----------      ----------        ------------       ---------          -----------
        Issued ..............          0                  0           1,449              15,020               0                  0
        Redeemed ............          0                  0               8                  88               0                  0

                                           MFS                         WARBURG PINCUS
                                      TOTAL RETURN                     EMERGING GROWTH
                                         SERIES                           PORTFOLIO
                              ---------------------------       ------------------------------
                                UNITS             AMOUNTS         UNITS             AMOUNTS
                              ----------         ---------      ----------        ------------
        Issued ..............          0                 0           1,370              14,795
        Redeemed ............          0                 0               0                   0

                                              A17

NOTE 8:
CONDENSED FINANCIAL INFORMATION
ACCUMULATION UNIT VALUES FOR DISCOVERY ACCOUNT
FOR THE PERIOD ENDED DECEMBER 31, 2000

ALLIANCE PREMIER GROWTH PORTFOLIO
-----------------------------------------------
EQUITY OF PARTICIPANT CONTRACTS--0.75%:
Beginning of Period (Rounded)                                            10.00
End of Period (Rounded)                                                   8.44
Accumulation Units Outstanding                                          10,125
                                                                        ======
VIP FRANKLIN SMALL CAP FUND
-----------------------------------------------
EQUITY OF PARTICIPANT CONTRACTS--0.75%:
Beginning of Period (Rounded)                                            10.00
End of Period (Rounded)                                                   9.05
Accumulation Units Outstanding                                          30,195
                                                                        ------
EQUITY OF PARTICIPANT CONTRACTS--0.50%:
Beginning of Period (Rounded)                                            10.00
End of Period (Rounded)                                                   9.06
Accumulation Units Outstanding                                           6,726
                                                                        ------
Total outstanding units at end of period                                36,921
                                                                        ======
JANUS AGGRESSIVE GROWTH PORTFOLIO
-----------------------------------------------
EQUITY OF PARTICIPANT CONTRACTS--0.75%:
Beginning of Period (Rounded)                                            10.00
End of Period (Rounded)                                                   7.90
Accumulation Units Outstanding                                          74,994
                                                                        ------
EQUITY OF PARTICIPANT CONTRACTS--0.50%:
Beginning of Period (Rounded)                                            10.00
End of Period (Rounded)                                                   7.91
Accumulation Units Outstanding                                          16,205
                                                                        ------
Total outstanding units at end of period                                91,199
                                                                        ======
JANUS WORLDWIDE GROWTH PORTFOLIO
-----------------------------------------------
EQUITY OF PARTICIPANT CONTRACTS--0.75%:
Beginning of Period (Rounded)                                            10.00
End of Period (Rounded)                                                   8.69
Accumulation Units Outstanding                                          16,258
                                                                        ------
EQUITY OF PARTICIPANT CONTRACTS--0.50%:
Beginning of Period (Rounded)                                            10.00
End of Period (Rounded)                                                   8.71
Accumulation Units Outstanding                                          18,436
                                                                        ------
Total outstanding units at end of period                                34,694
                                                                        ======
WARBURG PINCUS EMERGING GROWTH PORTFOLIO
-----------------------------------------------
EQUITY OF PARTICIPANT CONTRACTS--0.50%:
Beginning of Period (Rounded)                                            10.00
End of Period (Rounded)                                                  10.24
Accumulation Units Outstanding                                           1,370
                                                                        ======
AMERICAN CENTURY VP
INCOME AND GROWTH PORTFOLIO
-----------------------------------------------
EQUITY OF PARTICIPANT CONTRACTS--0.75%:
Beginning of Period (Rounded)                                            10.00
End of Period (Rounded)                                                   9.30
Accumulation Units Outstanding                                           5,616
                                                                        ======
TEMPLETON INTERNATIONAL SECURITIES FUND
-----------------------------------------------
EQUITY OF PARTICIPANT CONTRACTS--0.50%:
Beginning of Period (Rounded)                                            10.00
End of Period (Rounded)                                                  10.20
Accumulation Units Outstanding                                              97
                                                                        ======
INVESCO VIF DYNAMICS FUND
-----------------------------------------------
EQUITY OF PARTICIPANT CONTRACTS--0.75%:
Beginning of Period (Rounded)                                            10.00
End of Period (Rounded)                                                   9.75
Accumulation Units Outstanding                                           7,671
                                                                        ======
JANUS GROWTH AND INCOME PORTFOLIO
-----------------------------------------------
EQUITY OF PARTICIPANT CONTRACTS--0.75%:
Beginning of Period (Rounded)                                            10.00
End of Period (Rounded)                                                   9.25
Accumulation Units Outstanding                                          23,657
                                                                        ------
EQUITY OF PARTICIPANT CONTRACTS--0.50%:
Beginning of Period (Rounded)                                            10.00
End of Period (Rounded)                                                   9.26
Accumulation Units Outstanding                                          12,037
                                                                        ------
Total outstanding units at end of period                                35,694
                                                                        ======
MFS GROWTH SERIES
-----------------------------------------------
EQUITY OF PARTICIPANT CONTRACTS--0.50%:
Beginning of Period (Rounded)                                            10.00
End of Period (Rounded)                                                   9.49
Accumulation Units Outstanding                                           1,441
                                                                        ======

NOTE 9: NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM SURPLUS TRANSFERS

        The increase (decrease) in net assets resulting from surplus transfers represents the net contribution (withdrawals) to the equity of Prudential, Prudential's investment in the account.

                                      A18

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Contract Owners of
The Prudential Discovery Premier Group Variable Contract Account and the Board of Directors of The Prudential Insurance Company of America

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the subaccounts described in Note 1 to the financial statements of The Prudential Discovery Premier Group Variable Contract Account at December 31, 2000, and the results of each of their operations and the change in each of their net assets for the period June 1, 2000 (commencement of operations) through December 31, 2000 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of The Prudential Insurance Company of America; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 2000 with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.







PricewaterhouseCoopers LLP
New York, New York
April 25, 2001


                                      A19

THE PRUDENTIAL INSURANCE
COMPANY OF AMERICA
CONSOLIDATED FINANCIAL STATEMENTS AND
REPORT OF INDEPENDENT ACCOUNTANTS
DECEMBER 31, 2000 AND 1999


























                                       B1

[PRICEWATERHOUSECOOPERS LOGO]

--------------------------------------------------------------------------------



                                                     PRICEWATERHOUSECOOPERS LLP
                                                     1177 Avenue of the Americas
                                                     New York NY 10036
                                                     Telephone  (646) 471 4000
                                                     Facsimile  (646) 471 4100

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Policyholders of The Prudential Insurance Company of America

In our opinion, the accompanying consolidated statements of financial position and the related consolidated statements of operations, of changes in equity and of cash flows present fairly, in all material respects, the financial position of The Prudential Insurance Company of America and its subsidiaries at December 31, 2000 and 1999, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2000 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.





PRICEWATERHOUSECOOPERS

New York, New York
March 13, 2001, except for Note 18, as to which the date is April 2, 2001.


THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION
DECEMBER 31, 2000 AND 1999 (IN MILLIONS)
--------------------------------------------------------------------------------


                                                                                          2000            1999
                                                                                       -----------     ----------
ASSETS
Fixed maturities:
    Available for sale, at fair value (amortized cost, 2000: $83,115;
     1999: $81,248)                                                                    $    83,827     $   79,130
    Held to maturity, at amortized cost (fair value,
     2000: $12,615; 1999: $14,112)                                                          12,448         14,237
Trading account assets, at fair value                                                        7,217          9,741
Equity securities,  available for sale, at fair value
  (cost, 2000: $2,266; 1999: $2,531)                                                         2,317          3,264
Mortgage loans on real estate                                                               15,919         16,268
Policy loans                                                                                 8,046          7,590
Securities purchased under agreements to resell                                              5,395         13,944
Cash collateral for borrowed securities                                                      3,858          7,124
Other long-term investments                                                                  4,459          4,857
Short-term investments                                                                       5,029          2,773
                                                                                       -----------     ----------
    Total investments                                                                      148,515        158,928

Cash and cash equivalents                                                                    7,676          6,427
Accrued investment income                                                                    1,916          1,836
Broker-dealer related receivables                                                           11,860         11,346
Deferred policy acquisition costs                                                            7,063          7,324
Other assets                                                                                13,506         17,102
Separate account assets                                                                     82,217         82,131
                                                                                       -----------     ----------
    TOTAL ASSETS                                                                       $   272,753     $  285,094
                                                                                       ===========     ==========
LIABILITIES AND EQUITY
LIABILITIES
Future policy benefits                                                                 $    69,288     $   67,278
Policyholders' account balances                                                             32,722         32,780
Unpaid claims and claim adjustment expenses                                                  2,120          2,829
Policyholders' dividends                                                                     1,463          1,484
Securities sold under agreements to repurchase                                              15,010         24,598
Cash collateral for loaned securities                                                       11,053         10,775
Income taxes payable                                                                         1,610            804
Broker-dealer related payables                                                               5,965          5,839
Securities sold but not yet purchased                                                        4,959          6,968
Short-term debt                                                                             11,131         10,858
Long-term debt                                                                               2,502          5,513
Other liabilities                                                                           12,105         13,946
Separate account liabilities                                                                82,217         82,131
                                                                                       -----------     ----------
    Total liabilities                                                                      252,145        265,803
                                                                                       -----------     ----------
COMMITMENTS AND CONTINGENCIES (SEE NOTES 15 AND 17)
EQUITY
Accumulated other comprehensive income (loss)                                                  234           (685)
Retained earnings                                                                           20,374         19,976
                                                                                       -----------     ----------
    Total equity                                                                            20,608         19,291
                                                                                       -----------     ----------
    TOTAL LIABILITIES AND EQUITY                                                       $   272,753     $  285,094
                                                                                       ===========     ==========

                                 See Notes to Consolidated Financial Statements



THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

CONSOLIDATED STATEMENTS OF OPERATIONS
YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998 (IN MILLIONS)
--------------------------------------------------------------------------------

                                                                   2000        1999        1998
                                                                 --------    --------    --------
REVENUES
Premiums                                                         $ 10,221    $  9,528    $  9,048
Policy charges and fee income                                       1,639       1,516       1,465
Net investment income                                               9,497       9,367       9,454
Realized investment gains (losses), net                              (288)        924       2,641
Commissions and other income                                        5,475       5,233       4,416
                                                                 --------    --------    --------
    Total revenues                                                 26,544      26,568      27,024
                                                                 --------    --------    --------
BENEFITS AND EXPENSES
Policyholders' benefits                                            10,640      10,226       9,786
Interest credited to policyholders' account balances                1,751       1,811       1,953
Dividends to policyholders                                          2,724       2,571       2,477
General and administrative expenses                                10,083       9,530       9,037
Capital markets restructuring                                         476        --          --
Sales practices remedies and costs                                   --           100       1,150
Demutualization expenses                                              143          75          24
                                                                 --------    --------    --------
    Total benefits and expenses                                    25,817      24,313      24,427
                                                                 --------    --------    --------

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES                 727       2,255       2,597
                                                                 --------    --------    --------
Income taxes
    Current                                                           434         690       1,085
    Deferred                                                          (28)        352        (115)
                                                                 --------    --------    --------
      Total income taxes                                              406       1,042         970
                                                                 --------    --------    --------
INCOME FROM CONTINUING OPERATIONS                                     321       1,213       1,627
                                                                 --------    --------    --------
DISCONTINUED OPERATIONS
Loss from healthcare operations, net of taxes                        --          --          (298)
Gain (loss) on disposal of healthcare operations, net of taxes         77        (400)       (223)
                                                                 --------    --------    --------
    Net gain (loss) from discontinued operations                       77        (400)       (521)
                                                                 --------    --------    --------
NET INCOME                                                       $    398    $    813    $  1,106
                                                                 ========    ========    ========

                 See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

CONSOLIDATED STATEMENTS OF CHANGES IN EQUITY
YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998 (IN MILLIONS)
--------------------------------------------------------------------------------

                                                     ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)
                                                  ----------------------------------------------------
                                                                   NET                     TOTAL
                                                     FOREIGN   UNREALIZED               ACCUMULATED
                                                    CURRENCY   INVESTMENT   PENSION        OTHER
                                                   TRANSLATION    GAINS    LIABILITY   COMPREHENSIVE  RETAINED    TOTAL
                                                  ADJUSTMENTS   (LOSSES)  ADJUSTMENT  INCOME (LOSS)   EARNINGS   EQUITY
                                                  ------------ ---------- ----------  --------------  --------- ---------
BALANCE, DECEMBER 31, 1997                          $     (85)   $ 1,752    $      (6)    $   1,661    $18,057   $19,718
Comprehensive income:
  Net income                                                                                             1,106     1,106
  Other comprehensive loss, net of tax:
    Change in foreign currency translation                 54                                    54                   54
      adjustments
    Change in net unrealized investment gains                       (480)                      (480)                (480)
    Additional pension liability adjustment                                        (3)           (3)                  (3)
                                                                                                                 -------
  Other comprehensive loss                                                                                          (429)
                                                                                                                 -------
Total comprehensive income                                                                                           677
                                                    ---------    -------    ---------     ---------    -------   -------
BALANCE, DECEMBER 31, 1998                                (31)     1,272           (9)        1,232     19,163    20,395
Comprehensive income:
  Net income                                                                                               813       813
  Other comprehensive loss, net of tax:
    Change in foreign currency translation                 13                                    13                   13
adjustments
    Change in net unrealized investment     gains                 (1,932)                    (1,932)              (1,932)
    Additional pension liability adjustment                                         2             2                    2
                                                                                                                 -------
  Other comprehensive loss                                                                                        (1,917)
                                                                                                                 -------
Total comprehensive loss                                                                                          (1,104)
                                                    ---------    -------    ---------     ---------    -------   -------
BALANCE, DECEMBER 31, 1999                                (18)      (660)          (7)         (685)    19,976    19,291
Comprehensive income:
  Net income                                                                                               398       398
  Other comprehensive income, net of tax:
    Change in foreign currency translation                (89)                                  (89)                 (89)
adjustments
    Change in net unrealized investment gains                      1,019                      1,019                1,019
    Additional pension liability adjustment                                       (11)          (11)                 (11)
                                                                                                                 -------
  Other comprehensive income                                                                                         919
                                                                                                                 -------
Total comprehensive income                                                                                         1,317
                                                    ---------    -------    ---------     ---------    -------   -------
BALANCE, DECEMBER 31, 2000                          $    (107)   $   359    $     (18)    $     234    $20,374   $20,608
                                                    =========    =======    =========     =========    =======   =======

                                 See Notes to Consolidated Financial Statements



THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

CONSOLIDATED STATEMENTS OF CASH FLOWS
YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998 (IN MILLIONS)
--------------------------------------------------------------------------------

                                                                                      2000       1999       1998
                                                                                   ---------- ---------- ----------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                                           $   398    $   813    $ 1,106
Adjustments to reconcile net income to net cash provided by operating activities:
  Realized investment (gains) losses, net                                                288       (915)    (2,671)
  Policy charges and fee income                                                          (57)      (237)      (232)
  Interest credited to policyholders' account balances                                 1,751      1,811      1,953
  Depreciation and amortization                                                          507        489        337
  Loss (gain) on disposal of healthcare operations, net of taxes                         (77)       400        223
  Change in:
    Deferred policy acquisition costs                                                   (228)      (178)      (174)
    Future policy benefits and other insurance liabilities                             1,514        788        648
    Trading account assets                                                             2,524       (853)    (2,540)
    Income taxes payable                                                                 199        933        895
    Broker-dealer related receivables/payables                                          (388)    (1,898)     1,495
    Securities purchased under agreements to resell                                    8,549     (3,692)    (1,591)
    Cash collateral for borrowed securities                                            3,266     (1,502)      (575)
    Cash collateral for loaned securities                                                278      3,643     (6,985)
    Securities sold but not yet purchased                                             (2,009)     1,197      2,122
    Securities sold under agreements to repurchase                                    (9,588)     3,112      9,139
    Other, net                                                                         1,223     (3,286)    (5,736)
                                                                                     -------    -------    -------

     CASH FLOWS FROM (USED IN) OPERATING ACTIVITIES                                    8,150        625     (2,586)
                                                                                     -------    --------   --------

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from the sale/maturity of:
  Fixed maturities, available for sale                                                99,971    122,790    125,694
  Fixed maturities, held to maturity                                                   3,266      4,957      4,466
  Equity securities, available for sale                                                3,025      3,190      2,792
  Mortgage loans on real estate                                                        1,632      2,640      4,090
  Other long-term investments                                                          2,044      2,169      3,337
Payments for the purchase of:
  Fixed maturities, available for sale                                              (103,086)  (124,759)  (128,938)
  Fixed maturities, held to maturity                                                  (1,544)    (2,414)    (2,244)
  Equity securities, available for sale                                               (2,316)    (2,779)    (2,547)
  Mortgage loans on real estate                                                       (1,334)    (2,595)    (3,719)
  Other long-term investments                                                         (1,374)    (2,280)    (1,873)
Short-term investments                                                                (2,257)    (1,138)     4,745
                                                                                     -------    -------    -------

     CASH FLOWS FROM (USED IN) INVESTING ACTIVITIES                                   (1,973)      (219)     5,803
                                                                                     -------    -------    -------

CASH FLOWS FROM FINANCING ACTIVITIES:
Policyholders' account deposits                                                        6,507      7,667      7,949
Policyholders' account withdrawals                                                    (8,165)   (10,594)   (12,079)
Net increase (decrease) in short-term debt                                            (2,678)       444      2,422
Proceeds from the issuance of long-term debt                                             638      1,844      1,940
Repayments of long-term debt                                                          (1,230)      (919)      (418)
                                                                                     -------    -------    -------

     CASH FLOWS (USED IN) FINANCING ACTIVITIES                                        (4,928)    (1,558)      (186)
                                                                                     -------    -------    -------

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                   1,249     (1,152)     3,031
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR                                           6,427      7,579      4,548
                                                                                     -------    -------    -------

CASH AND CASH EQUIVALENTS, END OF YEAR                                               $ 7,676    $ 6,427    $ 7,579
                                                                                     =======    =======    =======

SUPPLEMENTAL CASH FLOW INFORMATION:
Income taxes paid (received)                                                         $   248    $  (344)   $   163
                                                                                     -------    -------    -------
Interest paid                                                                        $ 1,040    $   824    $   864
                                                                                     -------    --------   -------

                                 See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


1.   BUSINESS

     The Prudential Insurance Company of America and its subsidiaries (collectively, "Prudential" or the "Company") provide financial services throughout the United States and in many foreign countries. The Company's businesses provide a full range of insurance, investment, securities and other financial products and services to both retail and institutional customers. Principal products and services provided include life insurance, property and casualty insurance, annuities, mutual funds, pension and retirement related investments and administration, asset management, and securities brokerage.

     DEMUTUALIZATION

     On February 10, 1998, the Board of Directors of Prudential authorized its management to take the preliminary steps necessary to permit Prudential to demutualize and become a stock company. On July 1, 1998, legislation was enacted in New Jersey that would permit the demutualization to occur and that specified the process for demutualization. On December 15, 2000, the Board of Directors of Prudential unanimously adopted a Plan of Reorganization, which provides the framework under which Prudential will convert from a mutual structure to stock ownership. Demutualization is a complex process involving development of a plan of reorganization, a public hearing, approval by two-thirds of the qualified policyholders who vote on the plan (with at least one million qualified policyholders voting) and review and approval by the New Jersey Commissioner of Banking and Insurance. Prudential is working toward completing this process in 2001. However, there is no certainty that the demutualization will be completed in this time frame or that the necessary approvals will be obtained. It is also possible that after careful review, Prudential could decide not to demutualize or could decide to delay its plans.

     Prudential's management currently anticipates that Prudential's proposed plan of reorganization will include the establishment of a new holding company, Prudential Financial, Inc. ("PFI"), whose stock will be publicly traded. Prudential will become a direct or indirect wholly-owned subsidiary of PFI. Prudential's management also currently intends to propose that a corporate reorganization occur concurrently or within 30 days of the demutualization whereby the stock of various of Prudential's subsidiaries (including its property and casualty insurance companies, its principal securities brokerage companies, its international insurance companies, its principal asset management operations, and its international securities and investments, domestic banking, real estate franchise and relocation management operations), together with certain related assets and liabilities, would be dividended to PFI. If effected, the corporate reorganization can be expected to materially reduce invested assets, net income and total equity of Prudential, which would be an insurance subsidiary of PFI after the corporate reorganization, although it would have no effect on the consolidated assets, net income or total equity of PFI.

     The terms of the foregoing transactions have not been finalized by Prudential or approved by the applicable regulatory authorities and may be subject to change as the transactions develop. Prudential's demutualization could proceed without any one or all of these transactions, and there is no assurance that such transactions will be pursued.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Basis of Presentation

     The consolidated financial statements include the accounts of The Prudential Insurance Company of America, a mutual life insurance company, its majority-owned subsidiaries, and those partnerships and joint ventures in which the Company has a controlling financial interest, except in those instances where the Company cannot exercise control because the minority owners have substantive participating rights in the operating and capital decisions of the entity. The consolidated financial statements have been prepared in accordance with

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

     accounting principles generally accepted in the United States of America ("GAAP"). All significant intercompany balances and transactions have been eliminated.

     USE OF ESTIMATES

     The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, in particular deferred policy acquisition costs ("DAC") and future policy benefits, and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

     INVESTMENTS

     FIXED MATURITIES classified as "available for sale" are carried at estimated fair value. Fixed maturities that the Company has both the positive intent and ability to hold to maturity are stated at amortized cost and classified as "held to maturity." The amortized cost of fixed maturities is written down to estimated fair value when a decline in value is considered to be other than temporary. See "Realized investment gains (losses), net" below for a discussion of impairment adjustments. Unrealized gains and losses on fixed maturities "available for sale," net of income tax and the effect on deferred policy acquisition costs and future policy benefits that would result from the realization of unrealized gains and losses, are included in a separate component of equity, "Accumulated other comprehensive income (loss)."

     TRADING ACCOUNT ASSETS AND SECURITIES SOLD BUT NOT YET PURCHASED are carried at estimated fair value. Realized and unrealized gains and losses on trading account assets and securities sold but not yet purchased are included in "Commissions and other income."

     EQUITY SECURITIES, available for sale, are comprised of common and non-redeemable preferred stock and are carried at estimated fair value. The associated unrealized gains and losses, net of income tax and the effect on deferred policy acquisition costs and future policy benefits that would result from the realization of unrealized gains and losses, are included in a separate component of equity, "Accumulated other comprehensive income
     (loss)." See "Realized investment gains (losses), net" below for a discussion of impairment adjustments.

     MORTGAGE LOANS ON REAL ESTATE are stated primarily at unpaid principal balances, net of unamortized discounts and an allowance for losses. The allowance for losses includes a loan specific reserve for impaired loans and a portfolio reserve for incurred but not specifically identified losses. Impaired loans include those loans for which it is probable that all amounts due according to the contractual terms of the loan agreement will not be collected. Impaired loans are measured at the present value of expected future cash flows discounted at the loan's effective interest rate, or at the fair value of the collateral if the loan is collateral dependent. Interest received on impaired loans, including loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as revenue, according to management's judgment as to the collectibility of principal. Management discontinues accruing interest on impaired loans after the loans are 90 days delinquent as to principal or interest, or earlier when management has serious doubts about collectibility. When a loan is recognized as impaired, any accrued but uncollectible interest is reversed against interest income of the current period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, a regular payment performance has been established. The portfolio reserve for incurred but not specifically identified losses considers the Company's past loan loss experience, the current credit composition of the portfolio, historical credit migration, property type diversification, default and loss severity statistics and other relevant factors.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

     POLICY LOANS are carried at unpaid principal balances.

     SECURITIES PURCHASED UNDER AGREEMENTS TO RESELL AND SECURITIES SOLD UNDER AGREEMENTS TO REPURCHASE are treated as financing arrangements and are carried at the amounts at which the securities will be subsequently resold or reacquired, including accrued interest, as specified in the respective agreements. The Company's policy is to take possession or control of securities purchased under agreements to resell. Assets to be repurchased are the same, or substantially the same, as the assets transferred and the transferor, through right of substitution, maintains the right and ability to redeem the collateral on short notice. The market value of securities to be repurchased or resold is monitored, and additional collateral is obtained, where appropriate, to protect against credit exposure.

     SECURITIES BORROWED AND SECURITIES LOANED are treated as financing arrangements and are recorded at the amount of cash advanced or received. With respect to securities loaned, the Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of securities borrowed and loaned on a daily basis with additional collateral obtained as necessary. Non-cash collateral received is not reflected in the consolidated statements of financial position because the debtor typically has the right to redeem the collateral on short notice. Substantially all of the Company's securities borrowed contracts are with other brokers and dealers, commercial banks and institutional clients. Substantially all of the Company's securities loaned are with large brokerage firms.

     Securities repurchase and resale agreements and securities borrowed and loaned transactions are used to generate net investment income and facilitate trading activity. These instruments are short-term in nature (usually 30 days or less) and are collateralized principally by U.S. Government and mortgage-backed securities. The carrying amounts of these instruments approximate fair value because of the relatively short period of time between the origination of the instruments and their expected realization.

     OTHER LONG-TERM INVESTMENTS primarily represent the Company's investments in joint ventures and partnerships in which the Company does not exercise control. Other long-term investments also include investments in the Company's own separate accounts, which are carried at estimated fair value, investment real estate and derivatives held for purposes other than trading. Joint venture and partnership interests are generally accounted for using the equity method of accounting, reduced for other than temporary declines in value, except in instances in which the Company's interest is so minor that it exercises virtually no influence over operating and financial policies. In such instances, the Company applies the cost method of accounting. The Company's net income from investments in joint ventures and partnerships is generally included in "Net investment income." However, for certain real estate joint ventures, Prudential's interest is liquidated by means of one or more transactions that result in the sale of the underlying invested assets to third parties and the ultimate distribution of the proceeds to Prudential and other joint venture partners in exchange for and settlement of the respective joint venture interests. These transactions are accounted for as disposals of Prudential's joint venture interests and the resulting gains and losses are included in "Realized investment gains (losses), net."

     Real estate held for disposal is carried at the lower of depreciated cost or fair value less estimated selling costs and is not further depreciated once classified as such. Real estate which the Company has the intent to hold for the production of income is carried at depreciated cost less any write-downs to fair value for impairment losses and is reviewed for impairment whenever events or circumstances indicate that the carrying value may not be recoverable. An impairment loss is recognized when the review indicates that the carrying value of the investment real estate exceeds the estimated undiscounted future cash flows (excluding interest charges) from the investment. At that time, the carrying value of the investment real estate is written down to fair value.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

     Depreciation on real estate held for the production of income is computed using the straight-line method over the estimated lives of the properties, and is included in "Net investment income."

     SHORT-TERM INVESTMENTS, including highly liquid debt instruments, other than those held in "Cash and cash equivalents," with a maturity of twelve months or less when purchased, are carried at amortized cost, which approximates fair value.

     REALIZED INVESTMENT GAINS (LOSSES), NET are computed using the specific identification method. Costs of fixed maturities and equity securities are adjusted for impairments considered to be other than temporary. Impairment adjustments are included in "Realized investment gains (losses), net." Factors considered in evaluating whether a decline in value is other than temporary are: 1) whether the decline is substantial; 2) the Company's ability and intent to retain the investment for a period of time sufficient to allow for an anticipated recovery in value; 3) the duration and extent to which the market value has been less than cost; and 4) the financial condition and near-term prospects of the issuer. Allowances for losses on mortgage loans on real estate are netted against asset categories to which they apply and provisions for losses on investments are included in "Realized investment gains (losses), net." Decreases in the carrying value of investment real estate held for disposal or for the production of income are recorded in "Realized investment gains (losses), net."

     CASH AND CASH EQUIVALENTS

     Cash and cash equivalents include cash on hand, amounts due from banks, money market instruments and other debt issues with a maturity of three months or less when purchased.

     DEFERRED POLICY ACQUISITION COSTS

     The costs that vary with and that are related primarily to the production of new insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. Such costs include commissions, costs of policy issuance and underwriting, and variable field office expenses. Deferred policy acquisition costs are subject to recognition testing at the time of policy issue and recoverability and premium deficiency testing at the end of each accounting period. Deferred policy acquisition costs, for certain products, are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in "Accumulated other comprehensive income (loss)."

     For participating life insurance, deferred policy acquisition costs are amortized over the expected life of the contracts (up to 45 years) in proportion to estimated gross margins based on historical and anticipated future experience, which is updated periodically. The average rate of assumed future investment yield used in estimating expected gross margins was 7.83% at December 31, 2000. The effect of changes in estimated gross margins on unamortized deferred acquisition costs is reflected in "General and administrative expenses" in the period such estimated gross margins are revised. Policy acquisition costs related to interest-sensitive and variable life products and certain investment-type products are deferred and amortized over the expected life of the contracts (periods ranging from 7 to 30 years) in proportion to estimated gross profits arising principally from investment results, mortality and expense margins, and surrender charges based on historical and anticipated future experience, which is updated periodically. The effect of changes to estimated gross profits on unamortized deferred acquisition costs is reflected in "General and administrative expenses" in the period such estimated gross profits are revised. Deferred policy acquisition costs related to non-participating term insurance are amortized over the expected life of the contracts in proportion to premium income.

     The Company has offered programs under which policyholders, for a selected product or group of products, can exchange an existing policy or contract issued by the Company for another form of policy or contract.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

     These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, the unamortized DAC on the surrendered policies is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new policies have terms that are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the life of the new policies.

     For property and casualty insurance contracts, deferred policy acquisition costs are amortized over the period in which related premiums are earned. Future investment income is considered in determining the recoverability of deferred policy acquisition costs.

     For group life and disability insurance, group annuities and guaranteed investment contracts, acquisition costs are expensed as incurred.

     SEPARATE ACCOUNT ASSETS AND LIABILITIES

     Separate account assets and liabilities are reported at estimated fair value and represent segregated funds which are invested for certain policyholders, pension funds and other customers. The assets consist of common stocks, fixed maturities, real estate related securities, real estate mortgage loans and short-term investments. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The investment income and gains or losses for separate accounts generally accrue to the policyholders and are not included in the Consolidated Statements of Operations. Mortality, policy administration and surrender charges on the accounts are included in "Policy charges and fee income." Asset management fees charged to the accounts are included in "Commissions and other income."

     OTHER ASSETS AND OTHER LIABILITIES

     Other assets consist primarily of prepaid benefit costs, reinsurance recoverables, certain restricted assets, trade receivables, mortgage securitization inventory and mortgage servicing rights, and property and equipment. During the year, the Company sold $15 billion of commercial mortgage loans and other securities in securitization transactions. In some of the commercial loan securitizations, the Company retained servicing responsibilities. The Company did not retain any material ownership interest in the financial assets that were transferred. The Company recognized pretax losses of $6 million (including related hedge activity) in connection with securitization activity which are recorded in "Commissions and other income." At December 31, 2000, the mortgage servicing portfolio totaled $14 billion and related mortgage servicing assets were $111 million. Property and equipment are stated at cost less accumulated depreciation. Depreciation is determined using the straight-line method over the estimated useful lives of the related assets which generally range from 3 to 40 years. Other liabilities consist primarily of trade payables, employee benefit liabilities, and reserves for sales practices remedies and costs.

     CONTINGENCIES

     Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

     POLICYHOLDERS' DIVIDENDS

     The amount of the dividends to be paid to policyholders is determined annually by the Company's Board of Directors. The aggregate amount of policyholders' dividends is based on the Company's statutory results and past experience, including investment income, net realized investment gains or losses over a number of years, mortality experience and other factors.

     INSURANCE REVENUE AND EXPENSE RECOGNITION

     Premiums from participating insurance policies are recognized when due. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net level premium method.

     Premiums from non-participating group annuities with life contingencies are recognized when due. For single premium immediate annuities and structured settlements with life contingencies, premiums are recognized when due with any excess profit deferred and recognized in a constant relationship to the amount of expected future benefit payments.

     Amounts received as payment for interest-sensitive life contracts, deferred annuities, structured settlements, contracts without life contingencies and participating group annuities are reported as deposits to "Policyholders' account balances." Revenues from these contracts are reflected in "Policy charges and fee income" and consist primarily of fees assessed during the period against the policyholders' account balances for mortality charges, policy administration charges and surrender charges. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited and amortization of deferred policy acquisition costs.

     For group life and disability insurance, and property and casualty insurance, premiums are recognized over the period to which the premiums relate in proportion to the amount of insurance protection provided. Claim and claim adjustment expenses are recognized when incurred.

     Premiums, benefits and expenses are stated net of reinsurance ceded to other companies. Estimated reinsurance receivables and the cost of reinsurance are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

     FOREIGN CURRENCY TRANSLATION ADJUSTMENTS

     Assets and liabilities of foreign operations and subsidiaries reported in other than U.S. dollars are translated at the exchange rate in effect at the end of the period. Revenues, benefits and other expenses are translated at the average rate prevailing during the period. The effects of translating the statements of financial position of non-U.S. entities with functional currencies other than the U.S. dollar are included, net of related hedge gains and losses and income taxes, in "Accumulated other comprehensive income (loss)," a separate component of equity.

     COMMISSIONS AND OTHER INCOME

     Commissions and other income principally includes securities and commodities commission revenues and asset management fees which are recognized in the period in which the services are performed. Realized and unrealized gains from trading activities of the Company's securities business are also included in "Commissions and other income."

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

     DERIVATIVE FINANCIAL INSTRUMENTS

     Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, or the value of securities or commodities. Derivative financial instruments used by the Company include swaps, futures, forwards and option contracts and may be exchange-traded or contracted in the over-the-counter market. The Company uses derivative financial instruments to seek to reduce market risk from changes in interest rates or foreign currency exchange rates and to alter interest rate or currency exposures arising from mismatches between assets and liabilities. Additionally, derivatives are used in the Company's broker-dealer operations and in a limited-purpose subsidiary for trading purposes.

     To qualify for hedge accounting treatment, derivatives must be designated as hedges for existing assets, liabilities, firm commitments or anticipated transactions which are identified and probable to occur, and effective in reducing the market risk to which the Company is exposed. The effectiveness of the derivatives is evaluated at the inception of the hedge and throughout the hedge period.

     DERIVATIVES HELD FOR TRADING PURPOSES are used in the Company's securities operations and in a limited-purpose subsidiary primarily to meet the needs of customers by structuring transactions that allow customers to manage their exposure to interest rates, foreign exchange rates, indices or prices of securities and commodities. Trading derivative positions are valued daily, generally by obtaining quoted market prices or through the use of pricing models. Values are affected by changes in interest rates, currency exchange rates, credit spreads, market volatility and liquidity. The Company monitors these exposures through the use of various analytical techniques.

     Derivatives held for trading purposes are included at fair value in "Trading account assets," "Other liabilities" or "Broker-dealer related receivables/payables" in the Consolidated Statements of Financial Position, and realized and unrealized changes in fair value are included in "Commissions and other income" of the Consolidated Statements of Operations in the periods in which the changes occur. Cash flows from trading derivatives are reported in the operating activities section of the Consolidated Statements of Cash Flows.

     DERIVATIVES HELD FOR PURPOSES OTHER THAN TRADING are primarily used to seek to reduce exposure to interest rate and foreign currency risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. Additionally, other than trading derivatives are used to change the characteristics of the Company's asset/liability mix as part of the Company's risk management activities.

     See Note 15 for a discussion of the accounting treatment of derivatives that qualify for hedge accounting treatment. If the Company's use of other than trading derivatives does not meet the criteria to apply hedge accounting, the derivatives are recorded at fair value in "Other long-term investments" or "Other liabilities" in the Consolidated Statements of Financial Position, and changes in their fair value are included in "Realized investment gains (losses), net" without considering changes in fair value of the hedged assets or liabilities. Cash flows from other than trading derivatives are reported in the investing activities section in the Consolidated Statements of Cash Flows.

     INCOME TAXES

     The Company and its domestic subsidiaries file a consolidated federal income tax return. The Internal Revenue Code (the "Code") limits the amount of non-life insurance losses that may offset life insurance company taxable income. The Code also imposes an "equity tax" on mutual life insurance companies which, in effect, imputes an additional tax to the Company based on a formula that calculates the difference between stock and mutual life insurance companies' earnings. The provision for income taxes includes an estimate for

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

     changes in the total equity tax to be paid for current and prior years. Subsidiaries operating outside the United States are taxed under applicable foreign statutes.

     Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to that amount that is expected to be realized.

     DEMUTUALIZATION EXPENSES

     Demutualization expenses include the cost of engaging external accounting, actuarial, investment banking, legal and other consultants to advise the Company, the New Jersey Department of Banking and Insurance and the New York Department of Insurance in the demutualization process and related matters as well as other administrative costs. Future demutualization expenses will also include the cost of printing and postage for communications with policyholders and the payment of demutualization consideration to former Canadian branch policyholders.

     NEW ACCOUNTING PRONOUNCEMENTS

     In June 1998, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 133, "Accounting for Derivative Instruments and Hedging Activities" and, in June 2000, SFAS No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities--an amendment of FASB Statement No. 133". SFAS No. 133, as amended by SFAS No. 138 (collectively, "SFAS No. 133"), requires that companies recognize all derivatives as either assets or liabilities in the balance sheet and measure those instruments at fair value. SFAS No. 133 does not apply to most traditional insurance contracts. However, certain hybrid contracts that contain features which may affect settlement amounts similarly to derivatives may require separate accounting for the "host contract" and the underlying "embedded derivative" provisions. The latter provisions would be accounted for as derivatives as specified by the statement.

     SFAS No. 133 provides, if certain conditions are met, that a derivative may be specifically designated as (1) a hedge of the exposure to changes in the fair value of a recognized asset or liability or an unrecognized firm commitment (fair value hedge), (2) a hedge of the exposure to variable cash flows of a forecasted transaction (cash flow hedge), or (3) a hedge of the foreign currency exposure of a net investment in a foreign operation, an unrecognized firm commitment, an available-for-sale security or a foreign-currency-denominated forecasted transaction (foreign currency hedge). Under SFAS No. 133, the accounting for changes in fair value of a derivative depends on its intended use and designation. For a fair value hedge, the gain or loss is recognized in earnings in the period of change together with the offsetting loss or gain on the hedged item. For a cash flow hedge, the effective portion of the derivative's gain or loss is initially reported as a component of other comprehensive income and subsequently reclassified into earnings when the forecasted transaction affects earnings. For a foreign currency hedge of a net investment in a foreign subsidiary, the gain or loss is reported in other comprehensive income as part of the foreign currency translation adjustment. The accounting for a fair value hedge described above applies to a derivative designated as a hedge of the foreign currency exposure of a recognized asset or liability, an unrecognized firm commitment or an available-for-sale security. Similarly, the accounting for a cash flow hedge described above applies to a derivative designated as a hedge of the foreign currency exposure to variability in the foreign-currency-equivalent cash flows associated with a forecasted transaction, a recognized asset or liability, an unrecognized firm commitment, or a forecasted intercompany transaction. For all other derivatives not designated as hedging instruments, the gain or loss is recognized in earnings in the period of change.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

     The Company adopted SFAS No. 133, as amended, as of January 1, 2001. The adoption of this statement did not have a material impact on the results of operations of the Company. As part of the implementation, the Company reclassified certain held-to-maturity securities, amounting to approximately $12.1 billion at January 1, 2001, to the available-for-sale category. This reclassification resulted in the recognition of a net unrealized gain of $94 million, net of tax, which was recorded as a component of "Accumulated other comprehensive income (loss)" on the implementation date. As permitted under SFAS No. 133, the Company has elected to select January 1, 1999 as the transition date for embedded derivatives. Accordingly, only those derivatives embedded in hybrid contracts issued, acquired, or substantively modified by the Company on or after this date will be separated from their host contracts and separately recognized as assets and liabilities.

     In September 2000, the FASB issued SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities--a replacement of FASB Statement No. 125". The Company is currently evaluating the effect of adopting the provisions of SFAS No. 140 relating to transfers and extinguishments of liabilities which are effective for periods occurring after March 31, 2001. The Company has adopted in these financial statements disclosures about securitizations and collateral and for recognition and reclassification of collateral required under the statement for fiscal years ending after December 15, 2000.

     In December 2000, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position 00-3, "Accounting by Insurance Enterprises for Demutualizations and Formations of Mutual Insurance Holding Companies and For Certain Long-Duration Participating Contracts" ("SOP 00-3"). SOP 00-3 addresses financial statement presentation and accounting for certain participating policies after demutualization, accounting for demutualization expenses, and accounting for retained earnings and other comprehensive income at the date of the demutualization. The Company has adopted the provisions of the statement related to demutualization expenses in these financial statements (See "Demutualization Expenses" above). The Company will adopt the remaining provisions of SOP 00-3 upon demutualization and is currently assessing the effect that the statement will have on its results of operations.

     In December 1999, the Securities and Exchange Commission ("SEC") issued Staff Accounting Bulletin No. 101, "Revenue Recognition in Financial Statements" ("SAB No. 101"). SAB No. 101 provides guidance for revenue recognition and related disclosure in the financial statements. The Company adopted SAB No. 101, and its related interpretations, as of October 1, 2000. The adoption of SAB No. 101 did not have a material effect on the Company's financial position or results of operations.

     RECLASSIFICATIONS

     Certain amounts in prior years have been reclassified to conform to the current year presentation.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


3.   DISCONTINUED OPERATIONS

     In December 1998, the Company entered into a definitive agreement to sell its healthcare business to Aetna, Inc. ("Aetna"). The sale was completed on August 6, 1999. The healthcare business is reported as discontinued operations in the accompanying consolidated financial statements, with a measurement date of December 31, 1998.

     Proceeds from the sale were $500 million of cash, $500 million of Aetna three-year senior notes and stock appreciation rights covering one million shares of Aetna common stock, valued at approximately $30 million at the date of closing. The aggregate loss on disposal of $546 million, net of taxes, includes operating losses of the healthcare business subsequent to December 31, 1998 (the measurement date) through the date of the sale, as well as other costs in connection with the disposition of the business. These include facilities closure and systems termination costs, severance and termination benefits, payments to Aetna related to the Administrative Services Only business and payments in connection with a medical loss ratio agreement ("the MLR Agreement"). The MLR Agreement provided for payments to Aetna in the event that the medical loss ratios (i.e., incurred medical expense divided by earned premiums) of the sold businesses were less favorable than levels specified in the MLR Agreement for the years 1999 and 2000. The Company retained all liabilities associated with litigation which existed at August 6, 1999 or commences within two years of that date with respect to claims that were incurred prior to August 6, 1999. The loss on disposal includes management's best estimate of the cost of the ultimate resolution of such litigation as well as the cost of resolving certain matters pertaining to contractual and regulatory requirements (see Note 17 for a discussion of such matters). It is possible that additional adjustments to this estimate may be necessary which might be material to future results of operations of a particular quarterly or annual period. The loss also includes the positive impact of the net curtailment gains from expected modifications of certain pension and other postretirement benefit plans in which employees of the healthcare business participated (see Note 10).

     The following table presents the results of the Company's healthcare business up to the December 31, 1998 measurement date and the loss on disposal determined as of the measurement date and subsequently adjusted, which are included in "Discontinued Operations" in the Consolidated Statements of Operations.

                                                                                          2000      1999        1998
                                                                                        ---------  -------    --------
                                                                                          (IN
                                                                                        MILLIONS)
Revenues                                                                                  $  --     $  --      $ 7,461
Policyholder benefits                                                                        --        --       (6,064)
General and administrative expenses                                                          --        --       (1,822)
                                                                                          -------   -------    -------
Loss before income taxes                                                                     --        --         (425)
Income tax benefit                                                                           --        --          127
                                                                                          -------   -------    -------
Loss from operations                                                                         --        --         (298)
Gain (loss) on disposal, net of tax expense of $44 in 2000 and tax
benefits of $240 in 1999 and $131 in 1998                                                      77      (400)      (223)
                                                                                          -------   -------    -------
Gain (loss) from discontinued operations, net of taxes                                    $    77   $  (400)   $  (521)
                                                                                          =======   =======    =======


     The loss on disposal recorded in 1998 ($223 million, net of taxes) was increased in 1999 (by $400 million, net of taxes) primarily as a result of higher than anticipated healthcare operating losses prior to the August 6, 1999 closing date and an increase in the Company's estimated obligation under the MLR Agreement. Actual pretax losses of $370 million during that period exceeded the original estimate of $160 million. In 2000, upon the completion of the period covered by the MLR Agreement and taking into consideration other costs incurred compared with those estimated in 1998 and 1999, the Company reduced the loss on disposal by $77 million, net of taxes.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


3.   DISCONTINUED OPERATIONS (continued)

     Upon the closing of the sale of the healthcare business, the Company entered into a coinsurance agreement with Aetna. The agreement is 100% indemnity reinsurance on a coinsurance basis for all of the Company's insured medical and dental business in-force upon completion of the sale of the business on August 6, 1999. The agreement required the Company to issue additional policies for new customers in response to proposals made to brokers or customers within six months after the closing date and to renew insurance policies until two years after the closing date. All such additional new and renewal policies are 100% coinsured by Aetna, when issued. The purpose of the agreement is to provide for the uninterrupted operation and growth, including renewals of existing policies and issuance of new policies, of the healthcare business that Aetna acquired from Prudential. The operation of the business and the attendant risks, except for the existence of the MLR Agreement, were assumed entirely by Aetna. Consequently, the following amounts pertaining to the agreement had no effect on the Company's results of operations. The Company ceded premiums and benefits of $1,872 million and $1,418 million, respectively, for the twelve months ended December 31, 2000. Premiums and benefits ceded for the period from August 6, 1999 through December 31, 1999 were $896 million and $757 million, respectively. Reinsurance recoverable under this agreement, included in other assets, was $355 million at December 31, 2000 and $500 million at December 31, 1999.

4.   CAPITAL MARKETS RESTRUCTURING

     In the fourth quarter of 2000, Prudential Securities Group exited the lead-managed underwriting and institutional fixed income businesses. Exiting these businesses will result in staff reductions of approximately 700 positions, including investment bankers, traders, analysts and other professional and support staff.

     Results for 2000 include a pretax charge of $476 million in connection with the restructuring, which is presented as "Capital markets restructuring" in the Consolidated Statements of Operations. The charge includes $213 million for employee related costs, consisting largely of severance and termination benefits. The charge also includes the write-off of $140 million of goodwill previously recorded in connection with investment banking acquisitions. Remaining charges of $123 million consist of lease termination payments and other facility exit costs, including office equipment and leasehold improvements write-downs, and other related costs.

     As of December 31, 2000, approximately 350 employees had been terminated in connection with the restructuring and remaining reserves for capital markets restructuring costs were $286 million, including $176 million for employee related costs.

     See Note 16, Segment Information, for information pertaining to the operating results of these exited businesses.

5.   INVESTMENTS

     FIXED MATURITIES AND EQUITY SECURITIES

     The following tables provide additional information relating to fixed maturities and equity securities (excluding trading account assets) as of December 31,

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5.   INVESTMENTS (continued)


                                                                             2000
                                                            ------------------------------------------
                                                                         GROSS     GROSS   ESTIMATED
                                                            AMORTIZED UNREALIZED UNREALIZED   FAIR
                                                               COST      GAINS     LOSSES    VALUE
                                                            --------- ---------- ---------- ----------
                                                                          (IN MILLIONS)
FIXED MATURITIES AVAILABLE FOR SALE
U.S. Treasury securities and obligations of U.S. government
     corporations and agencies                                $ 7,068   $   358   $     2   $ 7,424
Obligations of U.S. states and their political subdivisions     3,012       164         3     3,173
Foreign government bonds                                        4,457       228        38     4,647
Corporate securities                                           62,066     1,205     1,374    61,897
Mortgage-backed securities                                      6,512       188        14     6,686
                                                              -------   -------   -------   -------
Total fixed maturities available for sale                     $83,115   $ 2,143   $ 1,431   $83,827
                                                              =======   =======   =======   =======
EQUITY SECURITIES AVAILABLE FOR SALE                          $ 2,266   $   239   $   188   $ 2,317
                                                              =======   =======   =======   =======


                                                                             2000
                                                            ------------------------------------------
                                                                         GROSS     GROSS   ESTIMATED
                                                            AMORTIZED UNREALIZED UNREALIZED   FAIR
                                                               COST      GAINS     LOSSES    VALUE
                                                            --------- ---------- ---------- ----------
                                                                          (IN MILLIONS)
FIXED MATURITIES HELD TO MATURITY
U.S. Treasury securities and obligations of U.S. government
     corporations and agencies                                $     7   $  --     $  --     $     7
Obligations of U.S. states and their political subdivisions        40         1         1        40
Foreign government bonds                                          193        13      --         206
Corporate securities                                           12,208       343       189    12,362
                                                              -------   -------   -------   -------
Total fixed maturities held to maturity                       $12,448   $   357   $   190   $12,615
                                                              =======   =======   =======   =======


                                                                             1999
                                                            ------------------------------------------
                                                                         GROSS     GROSS   ESTIMATED
                                                            AMORTIZED UNREALIZED UNREALIZED   FAIR
                                                               COST      GAINS     LOSSES    VALUE
                                                            --------- ---------- ---------- ----------
                                                                          (IN MILLIONS)
FIXED MATURITIES AVAILABLE FOR SALE
U.S. Treasury securities and obligations of U.S. government
     corporations and agencies                                $ 5,594   $    36   $   236   $ 5,394
Obligations of U.S. states and their political subdivisions     2,437        41       118     2,360
Foreign government bonds                                        4,590       140        90     4,640
Corporate securities                                           62,061       580     2,432    60,209
Mortgage-backed securities                                      6,566        96       135     6,527
                                                              -------   -------   -------   -------
Total fixed maturities available for sale                     $81,248   $   893   $ 3,011   $79,130
                                                              =======   =======   =======   =======
EQUITY SECURITIES AVAILABLE FOR SALE                          $ 2,531   $   829   $    96   $ 3,264
                                                              =======   =======   =======   =======


                                                                             1999
                                                            ------------------------------------------
                                                                         GROSS     GROSS   ESTIMATED
                                                            AMORTIZED UNREALIZED UNREALIZED   FAIR
                                                               COST      GAINS     LOSSES    VALUE
                                                            --------- ---------- ---------- ----------
                                                                          (IN MILLIONS)
FIXED MATURITIES HELD TO MATURITY
U.S. Treasury securities and obligations of U.S. government
     corporations and agencies                                $     5   $  --     $  --     $     5
Obligations of U.S. states and their political subdivisions        81         1         3        79
Foreign government bonds                                          214        11         1       224
Corporate securities                                           13,937       280       413    13,804
                                                              -------   -------   -------   -------
Total fixed maturities held to maturity                       $14,237   $   292   $   417   $14,112
                                                              =======   =======   =======   =======


THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5.   INVESTMENTS (continued)

     The amortized cost and estimated fair value of fixed maturities by contractual maturities at December 31, 2000, is shown below:


                                            AVAILABLE FOR         HELD TO
                                               SALE               MATURITY
                                       -------------------- --------------------
                                                  ESTIMATED           ESTIMATED
                                       AMORTIZED    FAIR    AMORTIZED    FAIR
                                          COST     VALUE       COST     VALUE
                                       ---------  --------- --------- ---------
                                         (IN MILLIONS)       (IN MILLIONS)
Due in one year or less                  $ 9,169   $ 9,191   $   713   $   717
Due after one year through five years     18,412    18,492     3,477     3,490
Due after five years through ten years    19,396    19,441     4,804     4,846
Due after ten years                       29,626    30,017     3,454     3,562
Mortgage-backed securities                 6,512     6,686      --        --
                                         -------   -------   -------   -------
     Total                               $83,115   $83,827   $12,448   $12,615
                                         =======   =======   =======   =======

     Actual maturities may differ from contractual maturities because issuers have the right to call or prepay obligations.

     Proceeds from the repayment of held to maturity fixed maturities during 2000, 1999 and 1998 were $3,266 million, $4,957 million, and $4,466 million, respectively. Gross gains of $8 million, $73 million, and $135 million, and gross losses of $0 million, $0 million, and $2 million were realized on prepayment of held to maturity fixed maturities during 2000, 1999 and 1998, respectively.

     Proceeds from the sale of available for sale fixed maturities during 2000, 1999 and 1998 were $93,653 million, $117,685 million and $119,524 million, respectively. Proceeds from the maturity of available for sale fixed maturities during 2000, 1999 and 1998 were $6,318 million, $5,105 million and $6,170 million, respectively. Gross gains of $909 million, $884 million and $1,765 million, and gross losses of $1,408 million, $1,231 million and $443 million were realized on sales and prepayments of available for sale fixed maturities during 2000, 1999 and 1998, respectively.

     Write-downs for impairments which were deemed to be other than temporary for fixed maturities were $540 million, $266 million and $96 million, and for equity securities were $34 million, $205 million and $95 million for the years 2000, 1999 and 1998, respectively.

     During the years ended December 31, 2000, 1999 and 1998, certain securities classified as held to maturity were either sold or transferred to the available for sale portfolio. These actions were taken as a result of a significant deterioration in creditworthiness. The aggregate amortized cost of the securities sold or transferred was $133 million in 2000, $230 million in 1999 and $73 million in 1998. Gross unrealized investment losses of $4 million in 2000, $5 million in 1999 and $.4 million in 1998 were recorded in "Accumulated other comprehensive income (loss)" at the time of the transfer. Realized gains on securities sold were $0 million, $3 million and $0 million in 2000, 1999 and 1998, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5.   INVESTMENTS (continued)

     MORTGAGE LOANS ON REAL ESTATE

     The Company's mortgage loans were collateralized by the following property types at December 31,

                                  2000                1999
                          -----------------   -----------------
                            AMOUNT            AMOUNT
                             (IN      % OF     (IN        % OF
                          MILLIONS)   TOTAL   MILLIONS)   TOTAL
                          --------    -----  ---------    -----
Office buildings          $ 3,727      23.1% $ 3,960      24.1%
Retail stores               2,465      15.3%   2,627      15.9%
Residential properties        713       4.4%     662       4.0%
Apartment complexes         4,455      27.6%   4,508      27.3%
Industrial buildings        2,331      14.4%   2,161      13.1%
Agricultural properties     1,856      11.5%   1,959      11.9%
Other                         597       3.7%     612       3.7%
                          -------     -----  -------     -----
     Subtotal              16,144     100.0%  16,489     100.0%
                                      =====              =====
Allowance for losses         (225)              (221)
                          -------            -------
Net carrying value        $15,919            $16,268
                          =======            =======

     The mortgage loans are geographically dispersed throughout the United States and Canada with the largest concentrations in California (24.0%) and New York (10.7%) at December 31, 2000.

     Activity in the allowance for losses for all mortgage loans, for the years ended December 31, is summarized as follows:

                                               2000    1999      1998
                                              -----    -----    ------
                                                     (IN MILLIONS)
Allowance for losses, beginning of year       $ 221    $ 427    $ 450
Increase (decrease) in allowance for losses      17     (201)    --
Charge-offs, net of recoveries                  (13)      (5)     (23)
                                              -----    -----    -----
Allowance for losses, end of year             $ 225    $ 221    $ 427
                                              =====    =====    =====


     Impaired mortgage loans identified in management's specific review of probable loan losses and the related allowance for losses at December 31, are as follows:

                                                       2000      1999
                                                       -----    -----
                                                       (IN MILLIONS)

Impaired mortgage loans with allowance for losses      $ 192    $ 411
Impaired mortgage loans with no allowance for losses     247      283
Allowance for losses, end of year                        (35)     (24)
                                                       -----    -----
Net carrying value of impaired mortgage loans          $ 404    $ 670
                                                       =====    =====


     Impaired mortgage loans with no allowance for losses are loans in which the fair value of the collateral or the net present value of the loans' expected future cash flows equals or exceeds the recorded investment. The average recorded investment in impaired loans before allowance for losses was $565 million, $884 million and $1,329 million during 2000, 1999 and 1998, respectively. Net investment income recognized on these loans totaled $37 million, $55 million and $94 million for the years ended December 31, 2000, 1999 and 1998, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5.   INVESTMENTS (continued)

     RESTRICTED ASSETS AND SPECIAL DEPOSITS

     Assets of $2,538 million and $4,463 million at December 31, 2000 and 1999, respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws. Additionally, assets valued at $1,227 million and $2,342 million at December 31, 2000 and 1999, respectively, were held in voluntary trusts. Of these amounts, $470 million and $1,553 million at December 31, 2000 and 1999, respectively, related to the multi-state policyholder settlement described in Note 17. The remainder relates to trusts established to fund guaranteed dividends to certain policyholders and to fund certain employee benefits. Assets valued at $48 million and $128 million at December 31, 2000 and 1999, respectively, were pledged as collateral for bank loans and other financing agreements. Letter stock or other securities restricted as to sale amounted to $779 million in 2000 and $673 million in 1999. Restricted cash and securities of $2,196 million and $4,082 million at December 31, 2000 and 1999, respectively, were included in the Consolidated Statements of Financial Position in "Other assets." The restricted cash represents funds deposited by clients and funds accruing to clients as a result of trades or contracts.

     OTHER LONG-TERM INVESTMENTS

     The Company's "Other long-term investments" include investments in joint ventures and limited partnerships of $2,391 million and $1,947 million as of December 31, 2000 and 1999, respectively. These investments include $1,363 million and $1,002 million in real estate related interests and $1,028 million and $945 million in non-real estate related interests. The Company's share of net income from such entities was $187 million, $217 million and $223 million for 2000, 1999 and 1998, respectively, and is reported in "Net investment income."

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5.   INVESTMENTS (continued)

     Summarized combined financial information for joint ventures and limited partnership interests accounted for under the equity method, in which the Company has an investment of $10 million or greater and an equity interest of 10% or greater, is as follows:

                                                                  AS OF
                                                               DECEMBER 31,
                                                            -----------------
                                                             2000       1999
                                                            ------     ------
                                                             (IN MILLIONS)
       STATEMENTS OF FINANCIAL POSITION
       Investments in real estate                           $  638     $1,253
       Investments in securities                             1,427      1,398
       Cash and cash equivalents                                99         98
       Other assets                                             43         75
                                                            ------     ------
       TOTAL ASSETS                                         $2,207     $2,824
                                                            ======     ======
       Borrowed funds-third party                           $   90     $   81
       Other liabilities                                       142         87
                                                            ------     ------
       TOTAL LIABILITIES                                       232        168
                                                            ------     ------
       PARTNERS' CAPITAL                                     1,975      2,656
                                                            ------     ------
       TOTAL LIABILITIES AND PARTNERS' CAPITAL              $2,207     $2,824
                                                            ======     ======
       Equity in partners' capital included above           $  467     $  657
       Equity in limited partnership interests
         not included above                                  1,924      1,290
                                                            ------     ------
       CARRYING VALUE                                       $2,391     $1,947
                                                            ======     ======


                                                       FOR THE YEARS ENDED
                                                           DECEMBER 31,
                                                   ----------------------------
                                                    2000       1999       1998
                                                   ------     ------     ------
                                                         (IN MILLIONS)
STATEMENTS OF OPERATIONS
Income of real estate joint ventures               $  112     $  108     $  110
Income of other limited partnership interests         149        514        366
Interest expense-third party                           (4)        (4)        (1)
Other expenses                                        (29)      (105)      (209)
                                                   ------     ------     ------
NET EARNINGS                                       $  228     $  513     $  266
                                                   ======     ======     ======
Equity in net earnings included above              $   70     $  125     $   59
Equity in net earnings of limited partnership
  interests not included above                        117         92        164
                                                   ------     ------     ------
TOTAL EQUITY IN NET EARNINGS                       $  187     $  217     $  223
                                                   ======     ======     ======


     "Other long-term investments" also includes investments in the Company's separate accounts of $1,077 million and $1,040 million, investment real estate of $239 million and $322 million which is held through direct ownership and other miscellaneous investments of $752 million and $1,548 million at December 31, 2000 and 1999, respectively. Of the Company's real estate, $181 million and $293 million consists of commercial and agricultural assets held for disposal at December 31, 2000 and 1999, respectively. Impairment losses were $0 million, $3 million and $8 million for the years ended December 31, 2000, 1999 and 1998, respectively, and are included in "Realized investment gains (losses), net."

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5.   INVESTMENTS (continued)

     INVESTMENT INCOME AND INVESTMENT GAINS AND LOSSES

     NET INVESTMENT INCOME arose from the following sources for the years ended December 31:


                                                    2000       1999            1998
                                                  --------   --------        ---------
                                                           (IN MILLIONS)
Fixed maturities--available for sale              $  5,938    $  5,602      $  5,464
Fixed maturities--held to maturity                   1,028       1,217         1,406
Trading account assets                                 734         622           677
Equity securities--available for sale                   67          63            54
Mortgage loans on real estate                        1,370       1,401         1,525
Policy loans                                           478         448           410
Securities purchased under agreements to resell         28          25            18
Broker-dealer related receivables                    1,222         976           836
Short-term investments                                 683         490           627
Other investment income                                479         455           660
                                                  --------    --------      --------
Gross investment income                             12,027      11,299        11,677
Less investment expenses                            (2,530)     (1,881)
                                                  --------    --------      --------
         Subtotal                                    9,497       9,418         9,561
Less amount relating to discontinued operations       --           (51)         (107)
                                                  --------    --------      --------
Net investment income                             $  9,497    $  9,367      $  9,454
                                                  ========    ========      ========


     REALIZED INVESTMENT GAINS (LOSSES), NET, for the years ended December 31, were from the following sources:

                                                   2000       1999       1998
                                                 --------   -------    --------
                                                        (In Millions)

Fixed maturities                                 $(1,066)    $ (557)    $1,381
Equity securities--available for sale                450        223        427
Mortgage loans on real estate                         (5)       209         22
Investment real estate                                49        106        642
Joint ventures and limited partnerships              124        656        454
Derivatives                                          165        305       (263)
Other                                                 (5)       (27)         8
                                                 -------    -------    -------
         Subtotal                                   (288)       915      2,671
Less amount related to discontinued operations      --            9        (30)
                                                 -------    -------    -------
Realized investment gains (losses), net          $  (288)   $   924    $ 2,641
                                                 =======    =======    =======


     The "joint ventures and limited partnerships" category includes net realized investment gains relating to real estate joint ventures' and partnerships' sales of their underlying invested assets, as described more fully in Note 2, "Other long-term investments," amounting to $91 million, $114 million and $177 million in 2000, 1999 and 1998, respectively.

     Based on the carrying value, assets categorized as "non-income producing" for the year ended December 31, 2000 included in fixed maturities, equity securities, mortgage loans on real estate and other long-term investments totaled $25 million, $8 million, $21 million and $16 million, respectively.

     NET UNREALIZED INVESTMENT GAINS (LOSSES)

     Net unrealized investment gains and losses on securities available for sale and certain other long-term investments are included in the Consolidated Statements of Financial Position as a component of "Accumulated other comprehensive income (loss)." Changes in these amounts include reclassification adjustments to exclude from "Other comprehensive income
     (loss)" those items that are included as part of "Net income" for a period that had been part of "Other comprehensive income (loss)" in earlier periods. The amounts for the years ended December 31, are as follows:

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5.   INVESTMENTS (continued)


                                                          IMPACT OF UNREALIZED INVESTMENT GAINS (LOSSES) ON:
                                                      ------------------------------------------------------------
                                                                                                   ACCUMULATED
                                                                                                      OTHER
                                                                                                  COMPREHENSIVE
                                                                                        DEFERRED   INCOME (LOSS)
                                                      UNREALIZED   DEFERRED             INCOME    RELATED TO NET
                                                         GAINS      POLICY    FUTURE      TAX       UNREALIZED
                                                      (LOSSES) ON ACQUISITION POLICY   (LIABILITY)  INVESTMENT
                                                      INVESTMENTS   COSTS     BENEFITS    BENEFIT   GAINS (LOSSES
                                                      ----------- ----------  -------- ----------- ---------------
                                                                           (IN MILLIONS)
Balance, December 31, 1997                              $ 4,208    $  (349)   $(1,144)   $  (963)     $ 1,752
Net investment gains (losses) on investments arising
  during the period                                         804       --         --         (282)         522
Reclassification adjustment for (gains) losses
  included in net income                                 (1,675)      --         --          588       (1,087)
Impact of net unrealized investment (gains) losses
  on deferred policy acquisition costs                     --           89       --          (34)          55
Impact of net unrealized investment (gains) losses
  on future policy benefits                                --         --           49        (19)          30
                                                        -------    -------    -------    -------      -------
Balance, December 31, 1998                                3,337       (260)    (1,095)      (710)       1,272
Net investment gains (losses) on investments arising
  during the period                                      (5,089)      --         --        1,845       (3,244)
Reclassification adjustment for (gains) losses
  included in net income                                    404       --         --         (146)         258
Impact of net unrealized investment (gains) losses on
  deferred policy acquisition costs                        --          566       --         (213)         353
Impact of net unrealized investment (gains) losses on
  future policy benefits                                   --         --        1,092       (391)         701
                                                        -------    -------    -------    -------      -------
Balance, December 31, 1999                               (1,348)       306         (3)       385         (660)
Net investment gains (losses) on investments arising
  during the period                                       1,458       --         --         (540)         918
Reclassification adjustment for (gains) losses
  included in net income                                    621       --         --         (230)         391
Impact of net unrealized investment (gains) losses on
  deferred policy acquisition costs                        --         (356)      --          132         (224)
Impact of net unrealized investment (gains) losses on
  future policy benefits                                   --         --         (101)        35          (66)
                                                        -------    -------    -------    -------      -------
Balance, December 31, 2000                              $   731    $   (50)   $  (104)   $  (218)     $   359
                                                        =======    =======    =======    =======      =======



     The table below presents unrealized gains (losses) on investments by asset class:

                                                        AS OF DECEMBER 31,
                                                   ----------------------------
                                                   2000       1999       1998
                                                   -----     -------    -------
                                                         (IN MILLIONS)
       Fixed maturities                            $  712    $(2,118)    $3,161
       Equity securities                               51        733        176
       Other long-term investments                    (32)        37         --
                                                   ------    -------     ------
       Unrealized gains (losses) on investments    $  731    $(1,348)    $3,337
                                                   ======    =======     ======

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5.   INVESTMENTS (continued)

     SECURITIES PLEDGED TO CREDITORS

     The Company pledges investment securities it owns to unaffiliated parties through certain transactions including securities lending, securities sold under agreement to repurchase, and futures contracts. At December 31, 2000, the carrying value of investments pledged to third parties as reported in the Consolidated Statements of Financial Position included the following:

                                                       (IN MILLIONS)
     Fixed maturities available for sale                $   20,080
     Trading account assets                                  5,796
     Separate account assets                                 2,558
                                                        ----------
     Total securities pledged                           $   28,434
                                                        ==========


     In the normal course of its business activities, the Company accepts collateral that can be sold or repledged. The primary sources of this collateral are securities in customer accounts, securities purchased under agreements to resell and securities borrowed transactions. At December 31, 2000, the fair value of this collateral was approximately $19 billion of which $13 billion had either been sold or repledged.

6.   DEFERRED POLICY ACQUISITION COSTS

     The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, are as follows:


                                                                        2000      1999       1998
                                                                      -------    -------   -------
                                                                            (IN MILLIONS)
       Balance, beginning of year                                      $ 7,324   $ 6,462   $6,083
       Capitalization of commissions, sales and issue expenses           1,324     1,333    1,313
       Amortization                                                     (1,096)   (1,155)  (1,139)
       Change in unrealized investment gains and losses                   (356)      566       89
       Foreign currency translation                                       (154)      118      116
       Acquisition of subsidiary                                            21        --       --
                                                                       -------   -------   ------
       Balance, end of year                                            $ 7,063   $ 7,324   $6,462
                                                                       =======   =======   ======


7.   POLICYHOLDERS' LIABILITIES

       FUTURE POLICY BENEFITS at December 31, are as follows:

                                                         2000      1999
                                                       -------    -------
                                                         (IN MILLIONS)

       Life insurance                                  $53,453    $51,512
       Annuities                                        13,398     13,502
       Other contract liabilities                        2,437      2,264
                                                       -------    -------
       Total future policy benefits                    $69,288    $67,278
                                                       =======    =======

     The Company's participating insurance is included within the Traditional Participating Products segment. Participating insurance represented 40% and 43% of domestic individual life insurance in force at December 31, 2000 and 1999, respectively, and 95%, 94% and 93% of domestic individual life insurance premiums for 2000, 1999 and 1998, respectively.

     Life insurance liabilities include reserves for death and endowment policy benefits, terminal dividends and certain health benefits. Annuity liabilities include reserves for life contingent immediate annuities and life

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


7.   POLICYHOLDERS' LIABILITIES (continued)

     contingent group annuities. Other contract liabilities primarily consist of unearned premium and benefit reserves for group health products.

     The following table highlights the key assumptions generally utilized in calculating these reserves:

          PRODUCT                  MORTALITY                 INTEREST RATE             ESTIMATION METHOD
     -------------------    ------------------------------   --------------    --------------------------------

     Life insurance         Generally, rates guaranteed in    2.5% to 12.0%    Net level premium based on
                            calculating cash surrender                         non-forfeiture interest rate
                            values

     Individual annuities   Generally, 1971 and 1983          3.5% to 13.4%    Present value of expected future
                            Individual Annuity  Mortality                      payments based on historical
                            Tables  with certain                               experience
                            modifications

     Group annuities        1950 and 1971 Group Annuity       4.0% to 17.3%    Present value of expected future
                            Mortality Tables with certain                      payments based on historical
                            modifications                                      experience

     Other contract                                           2.5% to 11.5%    Present value of expected future
       liabilities                                                             payments based on historical
                                                                               experience

     Premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses and to recover any unamortized policy acquisition costs. Premium deficiency reserves have been recorded for the group single premium annuity business, which consists of limited-payment, long duration traditional and non-participating annuities; structured settlements and single premium immediate annuities with life contingencies; and for certain individual health policies. Liabilities of $2,002 million and $1,930 million are included in "Future policy benefits" with respect to these deficiencies at December 31, 2000 and 1999, respectively.

     POLICYHOLDERS' ACCOUNT BALANCES at December 31, are as follows:

                                                           2000        1999
                                                          -------     -------
                                                            (IN MILLIONS)

     Individual annuities                                 $ 5,097     $ 5,248
     Group annuities                                        2,022       2,176
     Guaranteed investment contracts and
       guaranteed interest accounts                        12,852      13,429
     Interest-sensitive life contracts                      3,809       3,609
     Dividend accumulations and other                       8,942       8,318
                                                          -------     -------
     Policyholders' account balances                      $32,722     $32,780
                                                          =======     =======

       Policyholders' account balances for interest-sensitive life and investment-type contracts represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


7.   POLICYHOLDERS' LIABILITIES (continued)

     Certain contract provisions that determine the policyholder account balances are as follows:


              PRODUCT                          INTEREST RATE               WITHDRAWAL/SURRENDER CHARGES
     ----------------------------------        -------------       ----------------------------------------------
     Individual annuities                      3.0% to 16.0%       0% to 7% for up to 9 years

     Group annuities                           2.0% to 14.0%       Contractually limited or subject to market
                                                                   value adjustment

     Guaranteed investment contracts and       2.0% to 15.4%       Generally, subject to market value withdrawal
     guaranteed interest accounts                                  provisions for any funds withdrawn other than
                                                                   for benefit responsive and contractual payments

     Interest-sensitive life contracts         2.0% to 10.8%       Various up to 10 years

     Dividend accumulations and other          2.5% to 11.5%       Withdrawal or surrender contractually limited
                                                                   or subject to market value adjustment

     UNPAID CLAIMS AND CLAIM ADJUSTMENT EXPENSES. The following table provides a reconciliation of the activity in the liability for unpaid claims and claim adjustment expenses for property and casualty insurance, which includes the Company's Property and Casualty Insurance segment, as well as the Company's wind-down commercial lines business, primarily environmental and asbestos-related claims, and accident and health insurance at December 31:

                                             2000                       1999                       1998
                                    ------------------------  ------------------------  ------------------------
                                     ACCIDENT    PROPERTY      ACCIDENT    PROPERTY      ACCIDENT     PROPERTY
                                    AND HEALTH  AND CASUALTY  AND HEALTH  AND CASUALTY  AND HEALTH  AND CASUALTY
                                    ----------  ------------  ----------  ------------  ----------  ------------
                                                                 (IN MILLIONS)
Balance at January 1                 $   420      $ 2,409      $ 1,090      $ 2,716      $ 1,857      $ 2,956
Less reinsurance recoverables, net       378          451           52          533          810          535
                                     -------      -------      -------      -------      -------      -------
Net balance at January 1                  42        1,958        1,038        2,183        1,047        2,421
                                     -------      -------      -------      -------      -------      -------
Incurred related to:
  Current year                           410        1,271        4,110        1,249        6,132        1,314
  Prior years                            (21)        (150)         (72)         (54)         (15)        (154)
                                     -------      -------      -------      -------      -------      -------
Total incurred                           389        1,121        4,038        1,195        6,117        1,160
                                     -------      -------      -------      -------      -------      -------
Paid related to:
  Current year                           380          842        3,397          700        5,287          717
  Prior years                             25          634          672          720          839          681
                                     -------      -------      -------      -------      -------      -------
Total paid                               405        1,476        4,069        1,420        6,126        1,398
                                     -------      -------      -------      -------      -------      -------
Acquisitions (dispositions) (a)         --           (363)        (965)        --           --           --
                                     -------      -------      -------      -------      -------      -------
Net balance at December 31                26        1,240           42        1,958        1,038        2,183
Plus reinsurance recoverables, net       246          608          378          451           52          533
                                     -------      -------      -------      -------      -------      -------
Balance at December 31               $   272      $ 1,848      $   420      $ 2,409      $ 1,090      $ 2,716
                                     =======      =======      =======      =======      =======      =======

     (a) The reduction in the 2000 Property and Casualty balance is primarily attributable to the sale of Gibraltar Casualty Company; the 1999 Accident and Health reduction relates to the sale of Prudential's healthcare business.

     The Accident and Health reinsurance recoverable balance at December 31, 2000 and 1999 includes $239 million and $371 million, respectively, attributable to the Company's discontinued healthcare business. The Accident and Health balance at December 31 and January 1, 1998 includes amounts attributable to the Company's discontinued healthcare business of $1,026 million and $1,693 million, respectively.

     The unpaid claims and claim adjustment expenses presented above include estimates for liabilities associated with reported claims and for incurred but not reported claims based, in part, on the Company's experience. Changes in the estimated cost to settle unpaid claims are charged or credited to the Consolidated Statement of

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


7.   POLICYHOLDERS' LIABILITIES (continued)

     Operations periodically as the estimates are revised. Accident and Health unpaid claims liabilities are discounted using interest rates ranging from 3.5% to 7.5%.

     In 2000, 1999 and 1998, the amounts incurred for claims and claim adjustment expenses for property and casualty related to prior years were primarily driven by lower than anticipated losses for the auto line of business.

     The amounts incurred for claims and claim adjustment expense for Accident and Health related to prior years are primarily due to favorable changes in claim cost trends.

8.   REINSURANCE

     The Company participates in reinsurance in order to provide additional capacity for future growth and limit the maximum net loss potential arising from large risks. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Property and casualty reinsurance is placed on a pro-rata basis and excess of loss, including stop loss, basis. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers, for both short and long-duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies.

     The tables presented below exclude amounts pertaining to the Company's discontinued healthcare operations. See Note 3 for a discussion of the Company's coinsurance agreement with Aetna.

     Reinsurance amounts included in the Consolidated Statements of Operations for the years ended December 31, were as follows:

                                             2000        1999        1998
                                            -------     -------     ------
                                                    (IN MILLIONS)

      Direct premiums                       $10,726     $10,121     $ 9,661
      Reinsurance assumed                        86          66          65
      Reinsurance ceded                        (591)       (659)       (678)
                                            -------     --------    --------
      Premiums                              $10,221     $ 9,528     $ 9,048
                                            =======     =======     =======
      Policyholders' benefits ceded         $   642     $   483     $   510
                                            =======     =======     =======

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


8.   REINSURANCE (continued)

     Reinsurance recoverables, included in "Other assets" in the Company's Consolidated Statements of Financial Position at December 31, were as follows:

                                                        2000       1999
                                                      --------    --------
                                                         (IN MILLIONS)

     Life insurance                                   $    674    $    576
     Property and casualty                                 628         473
     Other reinsurance                                      76          90
                                                      --------    --------
                                                      $  1,378    $  1,139
                                                      ========    ========

     Three major reinsurance companies account for approximately 57% of the reinsurance recoverable at December 31, 2000. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable therefrom in order to minimize its exposure to loss from reinsurer insolvencies, recording an allowance when necessary for uncollectible reinsurance.

9.   SHORT-TERM AND LONG-TERM DEBT

     Debt consists of the following at December 31:

     SHORT-TERM DEBT

                                                          2000       1999
                                                        --------    --------
                                                           (IN MILLIONS)

     Commercial paper (a)                               $  7,686    $  7,506
     Notes payable                                         2,728       2,598
     Current portion of long-term debt                       717         754
                                                        --------    --------
     Total short-term debt                              $ 11,131    $ 10,858
                                                        ========    ========

     The weighted average interest rate on outstanding short-term debt was approximately 6.4% and 5.2% at December 31, 2000 and 1999, respectively.

     LONG-TERM DEBT

                                  MATURITY
DESCRIPTION                         DATES         RATE         2000        1999
-----------                       ---------    ------------  -------     -------
                                                                (IN MILLIONS)

Fixed rate notes                  2001-2023    5.89%-12.28%  $   758     $ 1,161

Floating rate notes ("FRN")       2001-2003    (b)               756         865

Surplus notes                     2003-2025    6.875%-8.30%      988         987

Commercial paper backed by
  long-term credit
  agreements (a)                                                  --       2,500
                                                             -------     -------
Total long-term debt                                         $ 2,502     $ 5,513
                                                             =======     =======

---------

     (a) At December 31, 1999, the Company classified $2.5 billion of its commercial paper as long-term debt. This classification was supported by long-term syndicated credit line agreements. The Company had the ability and intent to use those agreements, as necessary, to refinance debt on a long-term basis. As of December 31, 2000, the Company continues to have that ability, but no longer has the intention to use those agreements in the ordinary course of business.

     (b) Floating interest rates are generally based on rates such as LIBOR, Constant Maturity Treasury and the Federal Funds Rate. Interest on the FRNs ranged from 0.10% to 7.08% for 2000 and from 6.17% to 14.00% for 1999. Included in the FRNs is an S&P 500 index linked note of $29 million with an interest rate based on the appreciation of the S&P 500 index, with a contractual cap of 14%. At December 31, 2000 and 1999, the rate was 0.10% and 14%, respectively. Excluding this note, floating interest rates ranged from 5.99% to 7.08% for 2000 and 6.17% to 7.56% for 1999.

     Several long-term debt agreements have restrictive covenants related to the total amount of debt, net tangible assets and other matters. At December 31, 2000 and 1999, the Company was in compliance with all debt covenants.

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THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


9.   SHORT-TERM AND LONG-TERM DEBT (continued)

     Payment of interest and principal on the surplus notes issued after 1993, of which $689 million and $688 million were outstanding at December 31, 2000 and 1999 respectively, may be made only with the prior approval of the Commissioner of Insurance of the State of New Jersey ("the Commissioner"). The Commissioner could prohibit the payment of the interest and principal on the surplus notes if certain statutory capital requirements are not met. As of December 31, 2000 the Company has met these statutory capital requirements.

     In order to modify exposure to interest rate and currency exchange rate movements, the Company utilizes derivative instruments, primarily interest rate swaps, in conjunction with some of its debt issues. The effect of these derivative instruments is included in the calculation of the interest expense on the associated debt, and as a result, the effective interest rates on the debt may differ from the rates reflected in the tables above. Floating rates are determined by formulas and may be subject to certain minimum or maximum rates.

                                                                 (IN MILLIONS)
     SCHEDULED PRINCIPAL REPAYMENT OF LONG-TERM DEBT
     2002                                                          $    756
     2003                                                               650
     2004                                                                55
     2005                                                                58
     2006 and thereafter                                                983
                                                                   --------
     Total                                                         $  2,502
                                                                   ========

     At December 31, 2000, the Company had $4,332 million in lines of credit from numerous financial institutions, all of which were unused. These lines of credit generally have terms ranging from one to five years.

     The Company issues commercial paper primarily to manage operating cash flows and existing commitments, meet working capital needs and take advantage of current investment opportunities. A portion of commercial paper borrowings are supported by $3,500 million of the Company's existing lines of credit. At December 31, 2000 and 1999, the weighted average maturity of commercial paper outstanding was 25 and 23 days, respectively.

     Interest expense for short-term and long-term debt was $1,056 million, $863 million and $917 million, for the years ended December 31, 2000, 1999 and 1998, respectively. Securities business related interest expense of $456 million, $312 million and $369 million in 2000, 1999 and 1998, respectively, is included in "Net investment income."

10.  EMPLOYEE BENEFIT PLANS

     PENSION AND OTHER POSTRETIREMENT PLANS

     The Company has funded non-contributory defined benefit pension plans which cover substantially all of its employees. The Company also has several non-funded non-contributory defined benefit plans covering certain executives. Benefits are generally based on career average earnings and credited length of service. The Company's funding policy is to contribute annually an amount necessary to satisfy the Internal Revenue Code contribution guidelines.

     The Company provides certain life insurance and healthcare benefits ("Other postretirement benefits") for its retired employees, their beneficiaries and covered dependents. The healthcare plan is contributory; the life insurance plan is non-contributory.

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THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


10.  EMPLOYEE BENEFIT PLANS (continued)

     Substantially all of the Company's employees may become eligible to receive benefits if they retire after age 55 with at least 10 years of service or under certain circumstances after age 50 with at least 20 years of continuous service. These benefits are funded as considered necessary by Company management.

     The Company has elected to amortize its transition obligation for other postretirement benefits over 20 years.

     Prepaid and accrued benefits costs are included in "Other assets" and "Other liabilities," respectively, in the Company's Consolidated Statements of Financial Position. The status of these plans as of September 30, adjusted for fourth-quarter activity, is summarized below:


                                                                                                    OTHER
                                                                      PENSION BENEFITS      POSTRETIREMENT BENEFITS
                                                                    ---------------------   -----------------------
                                                                       2000       1999        2000          1999
                                                                    ---------   ---------   ---------   -----------
                                                                                        (IN MILLIONS)
CHANGE IN BENEFIT OBLIGATION:
Benefit obligation at the beginning of period                       $ (5,430)   $ (6,309)   $ (1,941)   $ (2,213)
Service cost                                                            (140)       (193)        (29)        (39)
Interest cost                                                           (427)       (410)       (151)       (141)
Plan participants' contributions                                        --          --            (7)         (6)
Amendments                                                               112          (2)        221          (2)
Actuarial gains (losses)                                                  34         974        (262)        312
Contractual termination benefits                                         (17)        (53)       --          --
Special termination benefits                                            --           (51)       --            (2)
Curtailment                                                             --           206        --            43
Benefits paid                                                            407         408         172         108
Foreign currency changes                                                --          --             1          (1)
                                                                    --------    --------    --------    --------
Benefit obligation at end of period                                 $ (5,461)   $ (5,430)   $ (1,996)   $ (1,941)
                                                                    ========    ========    ========    ========

CHANGE IN PLAN ASSETS:
Fair value of plan assets at beginning of period                    $  9,468    $  8,427    $  1,548    $  1,422
Actual return on plan assets                                           1,270       1,442         170         213
Transfer to third party                                                 --           (14)       --          --
Employer contributions                                                    25          21           7          15
Plan participants' contributions                                        --          --             7           6
Benefits paid                                                           (407)       (408)       (172)       (108)
                                                                    --------    --------    --------    --------
Fair value of plan assets at end of period                          $ 10,356    $  9,468    $  1,560    $  1,548
                                                                    ========    ========    ========    ========

FUNDED STATUS:
Funded status at end of period                                      $  4,895    $  4,038    $   (436)   $   (393)
Unrecognized transition (asset) liability                               (342)       (448)        207         462
Unrecognized prior service costs                                          65         225           1           2
Unrecognized actuarial net (gain)                                     (2,956)     (2,514)       (498)       (746)
Effects of fourth quarter activity                                         9          (3)          2        --
                                                                    --------    --------    --------    --------
Net amount recognized                                               $  1,671    $  1,298    $   (724)   $   (675)
                                                                    ========    ========    ========    ========

AMOUNTS RECOGNIZED IN THE STATEMENTS OF FINANCIAL POSITION
CONSIST OF:
Prepaid benefit cost                                                $  2,022    $  1,601    $   --      $   --
Accrued benefit liability                                               (382)       (316)       (724)       (675)
Intangible asset                                                           7           6        --          --
Accumulated other comprehensive income                                    24           7        --          --
                                                                    --------    --------    --------    --------
Net amount recognized                                               $  1,671    $  1,298    $   (724)   $   (675)
                                                                    ========    ========    ========    ========

     The projected benefit obligations, accumulated benefit obligations and fair value of plan assets for the pension plans with accumulated benefit obligations in excess of plan assets were $464 million, $384 million and $1 million, respectively, as of September 30, 2000 and $401 million, $309 million and $0 million, respectively, as of September 30, 1999.

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THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


10.  EMPLOYEE BENEFIT PLANS (continued)

     Pension plan assets consist primarily of equity securities, bonds, real estate and short-term investments, of which $7,381 million and $6,534 million are included in Separate Account assets and liabilities at September 30, 2000 and 1999, respectively.

     The benefit obligation for pensions decreased by a net $112 million in the year 2000 for the effect of a Cost of Living Adjustment ("COLA") and the introduction of the cash balance formula of ($134) million and $246 million, respectively. The COLA was effective as of July 1, 2000 and increased benefits, subject to a maximum, to retirees based upon their year of retirement. The introduction of the cash balance formula was a feature of the substantive plan as of the measurement date and is effective January 1, 2001 for new employees and January 1, 2002 for existing employees.

     Other postretirement plan assets consist of group and individual life insurance policies, group life and health contracts, common stocks, corporate debt securities, U.S. government securities and short-term investments. During 1999, the assets of group life and health contracts were transferred into common stocks, debt securities and short-term investments. Plan assets include $463 million and $434 million of Company insurance policies and contracts at September 30, 2000 and 1999, respectively.

     The benefit obligation for other postretirement benefits decreased by $221 million in the year 2000 for changes in the substantive plan made to medical, dental and life benefits for individuals retiring on or after January 1, 2001. The significant cost reduction features relate to the medical and life benefits. The Company adopted a cap that limits its long-term cost commitment to retiree medical coverage. The cap is defined as two times the estimated Company contribution toward the cost of coverage per retiree in 2000. The new life insurance plan provides a reduced benefit of $10,000 of life insurance to retirees.

     The pension benefits were amended during the time period presented to provide contractual termination benefits to certain plan participants whose employment had been terminated. Costs related to these amendments are reflected in contractual termination benefits in the table below.

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THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


10.  EMPLOYEE BENEFIT PLANS (continued)

     Net periodic benefit cost included in "General and administrative expenses" in the Company's Consolidated Statements of Operations for the years ended December 31, includes the following components:


                                                                                     OTHER
                                                    PENSION BENEFITS         POSTRETIREMENT BENEFITS
                                                  -----------------------    -----------------------
                                                   2000     1999    1998     2000     1999      1998
                                                  ------   ------   -----    ----     ----     -----
                                                                    (IN MILLIONS)
COMPONENTS OF NET PERIODIC BENEFITS COSTS:
Service cost                                      $ 140    $ 193    $ 159    $  29    $  39    $  35
Interest cost                                       427      410      397      150      141      142
Expected return on plan assets                     (799)    (724)    (674)    (133)    (121)    (119)
Amortization of transition amount                  (106)    (106)    (106)      36       47       47
Amortization of prior service cost                   47       45       45       --       --       --
Amortization of actuarial net (gain) loss           (77)       4        1      (24)     (10)     (13)
Special termination benefits                         --       51       --       --        2       --
Curtailment (gain) loss                              --     (122)       5       --      108       --
Contractual termination benefits                      6       48       14       --       --       --
                                                  -----    -----    -----    -----    -----    -----
     Subtotal                                      (362)    (201)    (159)      58      206       92
Less amounts related to discontinued operations      --       84       25       --     (130)     (34)
                                                  -----    -----    -----    -----    -----    -----
Net periodic (benefit) cost                       $(362)   $(117)   $(134)   $  58    $  76    $  58
                                                  =====    =====    =====    =====    =====    =====


     Discontinued operations amounts for 1998 were included in loss from healthcare operations. The 1999 amounts were included in loss on disposal of healthcare operations. See Note 3 for a discussion of the disposal of the Company's healthcare business. Discontinued operations for pension benefits in 1999 includes $122 million of curtailment gains and $51 million of special termination benefit costs. Discontinued operations for postretirement benefits in 1999 includes $108 million of curtailment losses and $2 million of special termination benefit costs.

     The assumptions at September 30, used by the Company to calculate the benefit obligations as of that date and to determine the benefit cost in the subsequent year are as follows:


                                                          PENSION BENEFITS        OTHER POSTRETIREMENT BENEFITS
                                                       ----------------------   ----------------------------------
                                                        2000    1999    1998      2000       1999         1998
                                                       ------  -----   ------   --------   ---------   -----------
WEIGHTED-AVERAGE ASSUMPTIONS:
Discount rate (beginning of period)                     7.75%   6.50%   7.25%      7.75%        6.50%        7.25%
Discount rate (end of period)                           7.75%   7.75%   6.50%      7.75%        7.75%        6.50%
Rate of increase in compensation levels (beginning
  of period)                                            4.50%   4.50%   4.50%      4.50%        4.50%        4.50%
Rate of increase in compensation levels (end of
  period)                                               4.50%   4.50%   4.50%      4.50%        4.50%        4.50%
Expected return on plan assets                          9.50%   9.50%   9.50%      9.00%        9.00%        9.00%
Health care cost trend rates                              --      --      --  7.10-9.50%  7.50-10.30%  7.80-11.00%
Ultimate health care cost trend rate after gradual
  decrease until 2006                                     --      --      --       5.00%        5.00%        5.00%

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THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


10.  EMPLOYEE BENEFIT PLANS (continued)

     Assumed healthcare cost trend rates have a significant effect on the amounts reported for the health care plan. A one-percentage point increase and decrease in assumed health care cost trend rates would have the following effects:

                                                                    OTHER
                                                               POSTRETIREMENT
                                                                   BENEFITS
                                                                   --------
                                                                    2000
                                                               --------------
                                                                (IN MILLIONS)
     ONE PERCENTAGE POINT INCREASE
     Increase in total service and interest costs                  $  11
     Increase in postretirement benefit obligation                   140
     ONE PERCENTAGE POINT DECREASE
     Decrease in total service and interest costs                  $  10
     Decrease in postretirement benefit obligation                   123

     POSTEMPLOYMENT BENEFITS

     The Company accrues postemployment benefits primarily for life and health benefits provided to former or inactive employees who are not retirees. The net accumulated liability for these benefits at December 31, 2000 and 1999 was $152 million and $157 million, respectively, and is included in "Other liabilities."

     OTHER EMPLOYEE BENEFITS

     The Company sponsors voluntary savings plans for employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 3% of annual salary. The matching contributions by the Company included in "General and administrative expenses" are as follows:

                                                                                          401(K) COMPANY MATCH
                                                                                       --------------------------
                                                                                        2000     1999      1998
                                                                                       -----     -----     -----
                                                                                              (IN MILLIONS)
     Company match                                                                     $  62     $  60     $  54
     Less amounts related to discontinued operations                                      --        (8)      (14)
                                                                                       -----     -----     -----
     401(k) Company match included in general and administrative expenses              $  62     $  52     $  40
                                                                                       =====     =====     =====

     Discontinued operations amounts for 1998 were included in loss from healthcare operations. The 1999 amount was included in loss on disposal of healthcare operations.

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THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


11.  INCOME TAXES



     The components of income tax expense for the years ended December 31, were as follows:

                                              2000      1999      1998
                                             ------    ------    ------
                                                     (IN MILLIONS)
     Current tax expense (benefit):
          U.S.                               $  362    $  614    $  883
          State and local                        31        84        54
          Foreign                                41        (8)      148
                                             ------    ------    ------
          Total                                 434       690     1,085
     Deferred tax expense (benefit):
          U.S.                                  (86)      206       (93)
          State and local                       (37)       44        (6)
          Foreign                                95       102       (16)
                                             ------    ------    ------
          Total                                 (28)      352      (115)
                                             ------    ------    ------
     Total income tax expense                $  406    $1,042    $  970
                                             ======    ======    ======


     The Company's actual income tax expense for the years ended December 31, differs from the expected amount computed by applying the statutory federal income tax rate of 35% to income from continuing operations before income taxes for the following reasons:

                                                   2000      1999      1998
                                                  ------    ------    ------
                                                        (IN MILLIONS)
     Expected federal income tax expense          $  254    $  789    $  909
     Equity tax                                      100       190        75
     Non-deductible expenses                          61        33        15
     Non-taxable investment income                   (42)      (78)      (62)
     State and local income taxes                     (4)       83        31
     Other                                            37        25         2
                                                  ------    ------    ------
     Total income tax expense                     $  406    $1,042    $  970
                                                  ======    ======    ======

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THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


11.  INCOME TAXES (continued)

     Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

                                                              2000      1999
                                                            -------   -------
                                                               (IN MILLIONS)
     Deferred tax assets
         Insurance reserves                                 $ 1,371   $ 1,582
         Net operating loss carryforwards                       353       280
         Policyholder dividends                                 297       277
         Litigation related reserves                             32        61
         Other                                                  121        32
                                                            -------   -------
         Deferred tax assets before valuation allowance       2,174     2,232
         Valuation allowance                                    (38)      (24)
                                                            -------   -------
         Deferred tax assets after valuation allowance        2,136     2,208
                                                            -------   -------

     Deferred tax liabilities
         Deferred policy acquisition cost                     1,858     1,942
         Net unrealized investment gains (losses)               273      (497)
         Investments                                            129       307
         Depreciation                                            71        59
                                                            -------   -------
         Deferred tax liabilities                             2,331     1,811
                                                            -------   -------
     Net deferred tax asset (liability)                     $  (195)  $   397
                                                            =======   =======

     Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax asset after valuation allowance. A valuation allowance has been recorded primarily related to tax benefits associated with foreign operations and state and local deferred tax assets. Adjustments to the valuation allowance will be made if there is a change in management's assessment of the amount of the deferred tax asset that is realizable. At December 31, 2000 and 1999, respectively, the Company had federal life net operating loss carryforwards of $848 million and $660 million, which expire in 2012. At December 31, 2000 and 1999, respectively, the Company had state operating loss carryforwards for tax purposes approximating $509 million and $570 million, which expire between 2001 and 2020.

     Deferred taxes are not provided on the undistributed earnings of foreign subsidiaries (considered to be permanent investments), which at December 31, 2000 were $743 million. Determining the tax liability that would arise if these earnings were remitted is not practicable.

     The Internal Revenue Service (the "Service") has completed all examinations of the consolidated federal income tax returns through 1992. The Service has examined the years 1993 through 1995. Discussions are being held with the Service with respect to proposed adjustments. Management, however, believes there are adequate defenses against, or sufficient reserves to provide for such adjustments. The Service has begun its examination of 1996.

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THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


12.  STATUTORY NET INCOME AND SURPLUS

     Accounting practices used to prepare statutory financial statements for regulatory purposes differ in certain instances from GAAP. The following tables reconcile the Company's statutory net income and surplus determined in accordance with accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance, to net income and equity determined using GAAP:

                                                                          2000      1999      1998
                                                                        -------    ------    ------
                                                                             (IN MILLIONS)
     STATUTORY NET INCOME                                               $   149    $  333    $1,247
     Adjustments to reconcile to net income on a GAAP basis:
              Insurance revenues and expenses                               525       136      (117)
              Income taxes                                                  (47)      436       128
              Valuation of investments                                     (135)      (27)     (143)
              Realized investment gains (losses)                           (494)       73     1,162
              Litigation and other reserves                                  --      (102)   (1,150)
              Discontinued operations and other, net                        400       (36)      (21)
                                                                        -------   -------    ------
     GAAP NET INCOME                                                    $   398   $   813    $1,106
                                                                        =======   =======    ======

                                                                          2000       1999
                                                                        --------   -------
                                                                           (IN MILLIONS)
     STATUTORY SURPLUS                                                  $  8,640   $ 9,249
     Adjustments to reconcile to equity on a GAAP basis:
          Deferred policy acquisition costs                                6,989     7,295
          Valuation of investments                                         4,968     2,909
          Future policy benefits and policyholder account balances          (952)   (1,544)
          Non-admitted assets                                              2,693     2,069
          Income taxes                                                      (136)      522
          Surplus notes                                                     (988)     (987)
          Discontinued operations and other, net                            (606)     (222)
                                                                        --------   -------
     GAAP EQUITY                                                        $ 20,608   $19,291
                                                                        ========   =======

     The New York State Insurance Department recognizes only statutory accounting for determining and reporting the financial condition of an insurance company, for determining its solvency under the New York Insurance Law and for determining whether its financial condition warrants the payment of a dividend to its policyholders. No consideration is given by the New York State Insurance Department to financial statements prepared in accordance with GAAP in making such determinations.

     In March 1998, the National Association of Insurance Commissioners ("NAIC") adopted the Codification of Statutory Accounting Principles guidance ("Codification"), which replaces the current Accounting Practices and Procedures manual as the NAIC's primary guidance on statutory accounting as of January 1, 2001. The Codification provides guidance for areas where statutory accounting has been silent and changes current statutory accounting in certain areas. The Company has adopted the Codification guidance effective January 1, 2001, except the guidance related to pension and post-employment benefits which was adopted January 1, 2000. The Company has estimated the potential effect of the Codification guidance to have a favorable impact of at least $1 billion on the Company's surplus position, primarily as the result of the recognition of deferred tax assets.

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--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


13.  OPERATING LEASES

     The Company occupies leased office space in many locations under various long-term leases and has entered into numerous leases covering the long-term use of computers and other equipment. At December 31, 2000, future minimum lease payments under non-cancelable operating leases are as follows:

                                                                (IN MILLIONS)
     2001                                                          $    319
     2002                                                               269
     2003                                                               227
     2004                                                               190
     2005                                                               178
     Remaining years after 2005                                         897
                                                                   --------
     Total                                                         $  2,080
                                                                   ========


     Rental expense incurred for the years ended December 31, 2000, 1999 and 1998 was $498 million, $456 million and $424 million, respectively, excluding expenses relating to the Company's healthcare business.

14.  FAIR VALUE OF FINANCIAL INSTRUMENTS

       The estimated fair values presented below have been determined by using available market information and by applying valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. Estimated fair values may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the estimated fair values. The following methods and assumptions were used in calculating the estimated fair values (for all other financial instruments presented in the table, the carrying values approximate estimated fair values).

       FIXED MATURITIES AND EQUITY SECURITIES

       Estimated fair values for fixed maturities and equity securities, other than private placement securities, are based on quoted market prices or estimates from independent pricing services. Generally, fair values for private placement fixed maturities are estimated using a discounted cash flow model which considers the current market spreads between the U.S. Treasury yield curve and corporate bond yield curve, adjusted for the type of issue, its current credit quality and its remaining average life. The fair value of certain non-performing private placement fixed maturities is based on amounts estimated by management.

       MORTGAGE LOANS ON REAL ESTATE

       The estimated fair value of mortgage loans on real estate is primarily based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate, adjusted for the current market spread for similar quality mortgages.

       POLICY LOANS

       The estimated fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayment patterns.

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--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


14.  FAIR VALUE OF FINANCIAL INSTRUMENTS (continued)

     INVESTMENT CONTRACTS

     For guaranteed investment contracts, income annuities, and other similar contracts without life contingencies, estimated fair values are derived using discounted projected cash flows, based on interest rates being offered for similar contracts with maturities consistent with those of the contracts being valued. For individual deferred annuities and other deposit liabilities, fair value approximates carrying value.

     DEBT

     The estimated fair value of short-term and long-term debt is derived by using discount rates based on the borrowing rates currently available to the Company for debt with similar terms and remaining maturities.

     The following table discloses the carrying amounts and estimated fair values of the Company's financial instruments at December 31,

                                                                               2000                   1999
                                                                        --------------------  --------------------
                                                                        CARRYING  ESTIMATED   CARRYING  ESTIMATED
                                                                         AMOUNT   FAIR VALUE   AMOUNT   FAIR VALUE
                                                                        --------  ----------  --------  ----------
                                                                                      (IN MILLIONS)
     FINANCIAL ASSETS:
     OTHER THAN TRADING:
     Fixed maturities:
          Available for sale                                              $83,827   $83,827   $ 79,130    $79,130
          Held to maturity                                                 12,448    12,615     14,237     14,112
     Equity securities                                                      2,317     2,317      3,264      3,264
     Mortgage loans on real estate                                         15,919    15,308     16,268     15,826
     Policy loans                                                           8,046     8,659      7,590      7,462
     Short-term investments                                                 5,029     5,029      2,773      2,773
     Mortgage securitization inventory                                      1,448     1,448        803        803
     Cash and cash equivalents                                              7,676     7,676      6,427      6,427
     Restricted cash and securities                                         2,196     2,196      4,082      4,082
     Separate account assets                                               82,217    82,217     82,131     82,131

     TRADING:
     Trading account assets                                               $ 7,217   $ 7,217   $  9,741    $ 9,741
     Broker-dealer related receivables                                     11,860    11,860     11,346     11,346
     Securities purchased under agreements to resell                        5,395     5,395     13,944     13,944
     Cash collateral for borrowed securities                                3,858     3,858      7,124      7,124

     FINANCIAL LIABILITIES:
     OTHER THAN TRADING:
     Investment contracts                                                 $25,033   $25,359   $ 25,206    $25,394
     Securities sold under agreements to repurchase                         7,162     7,162      4,260      4,260
     Cash collateral for loaned securities                                  4,762     4,762      2,582      2,582
     Short-term and long-term debt                                         13,633    13,800     16,371     16,563
     Securities sold but not yet purchased                                    157       157         --         --
     Separate account liabilities                                          82,217    82,217     82,131     82,131

     TRADING:
     Broker-dealer related payables                                       $ 5,965   $ 5,965   $  5,839    $ 5,839
     Securities sold under agreements to repurchase                         7,848     7,848     20,338     20,338
     Cash collateral for loaned securities                                  6,291     6,291      8,193      8,193
     Securities sold but not yet purchased                                  4,802     4,802      6,968      6,968

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THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


15.  DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS

     A derivative is a financial instrument whose price, performance or cash flow is based upon the actual or expected price, level, performance, value or cash flow of some external benchmark, such as interest rates, foreign exchange rates, securities, commodities, or various financial indices. Derivative financial instruments can be exchange-traded or contracted in the over-the-counter market and include swaps, futures, forwards and options contracts.

     INTEREST RATE SWAPS

     The Company uses interest rate swaps to reduce market risk from changes in interest rates, to manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it anticipates acquiring and other anticipated transactions and commitments. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Cash is paid or received based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date. The fair value of swap agreements is estimated based on proprietary pricing models or market quotes.

     If swap agreements meet the criteria for hedge accounting, net interest receipts or payments are accrued and recognized over the life of the swap agreements as an adjustment to interest income or expense of the hedged item. Any unrealized gains or losses are not recognized until the hedged item is sold or matures. Gains or losses on early termination of interest rate swaps are deferred and amortized over the remaining period originally covered by the swaps. If the criteria for hedge accounting are not met, the swap agreements are accounted for at fair value with changes in fair value reported in current period earnings.

     FUTURES AND OPTIONS

     The Company uses exchange-traded Treasury futures and options to reduce market risks from changes in interest rates, to alter mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, and to hedge against changes in the value of securities it owns or anticipates acquiring or selling. In exchange-traded futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which are determined by the value of designated classes of Treasury securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures and options with regulated futures commissions merchants who are members of a trading exchange. The fair value of those futures and options is based on market quotes.

     Treasury futures typically are used to hedge duration mismatches between assets and liabilities by replicating Treasury performance. Treasury futures move substantially in value as interest rates change and can be used to either modify or hedge existing interest rate risk. This strategy protects against the risk that cash flow requirements may necessitate liquidation of investments at unfavorable prices resulting from increases in interest rates. This strategy can be a more cost effective way of temporarily reducing the Company's exposure to a market decline than selling fixed income securities and purchasing a similar portfolio when such a decline is believed to be over.

     When the Company anticipates a significant decline in the stock market that will correspondingly affect its diversified portfolio, it may purchase put index options where the basket of securities in the index is appropriate to provide a hedge against a decrease in the value of the Company's equity portfolio or a portion thereof. This strategy effects an orderly sale of hedged securities. When the Company has large cash flows


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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


15.  DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (continued)

     which it has allocated for investment in equity securities, it may purchase call index options as a temporary hedge against an increase in the price of the securities it intends to purchase. This hedge is intended to permit such investment transactions to be executed with less adverse market impact.

     If exchange-traded financial futures and options meet hedge accounting criteria, changes in their fair value are deferred and recognized as an adjustment to the carrying value of the hedged item. Deferred gains or losses from the hedges for interest-bearing financial instruments are amortized as a yield adjustment over the remaining lives of the hedged item. Financial futures that do not qualify as hedges are carried at fair value with changes in value reported in current earnings. The gains and losses associated with anticipatory transactions are not material.

     CURRENCY DERIVATIVES

     The Company uses currency derivatives, including exchange-traded currency futures and options, currency forwards and currency swaps, to reduce market risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell.

     Under exchange-traded currency futures and options, the Company agrees to purchase or sell a specified number of contracts and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded currency futures and options with regulated futures commissions merchants who are members of a trading exchange.

     Under currency forwards, the Company agrees with other parties upon delivery of a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date.

     Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

     If currency derivatives are effective as hedges of foreign currency translation and transaction exposures, gains or losses are recorded in a manner similar to the hedged item. If currency derivatives do not meet hedge accounting criteria, gains or losses from those derivatives are recognized in "Realized investment gains (losses), net."

     FORWARDS

     The Company uses forwards to manage market risks relating to interest rates and commodities and trades in mortgage-backed securities forward contracts. The latter activity has been exited in connection with the restructuring of Prudential Securities Group's capital markets activities as discussed in
     Note 4. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date.

     If the forwards qualify for hedge accounting treatment, gains or losses are recorded in a manner similar to the hedged items. If forwards do not meet hedge accounting criteria, gains or losses from those forwards are recognized in current period earnings.

     The tables below summarize the Company's outstanding positions by derivative instrument types as of December 31, 2000 and 1999. The amounts presented are classified as either trading or other than trading,


                                       41
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--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


15.  DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (continued)

     based on management's intent at the time of contract inception and throughout the life of the contract. The table includes the estimated fair values of outstanding derivative positions only and does not include the changes in fair values of associated financial and non-financial assets and liabilities, which generally offset derivative notional amounts. The fair value amounts presented also do not reflect the netting of amounts pursuant to right of setoff, qualifying master netting agreements with counterparties or collateral arrangements.


                                            DERIVATIVE FINANCIAL INSTRUMENTS
                                                   DECEMBER 31, 2000

                            TRADING                OTHER THAN TRADING                     TOTAL
                      ------------------- ------------------------------------     -------------------
                                                                   NON-HEDGE
                                            HEDGE ACCOUNTING      ACCOUNTING
                                          -------------------  -------------------
                               ESTIMATED            ESTIMATED            ESTIMATED          ESTIMATED
                      NOTIONAL FAIR VALUE NOTIONAL FAIR VALUE  NOTIONAL FAIR VALUE NOTIONAL FAIR VALUE
                      -------- ---------- -------- ----------  -------- ---------- -------- ----------
                                                     (IN MILLIONS)
SWAP INSTRUMENTS
Interest rate
  Asset                $ 9,693   $   352   $  --     $  --     $ 1,908   $    57   $11,601   $   409
  Liability             10,521       370      --        --       2,126        81    12,647       451
Currency
  Asset                      7      --        --        --         383        31       390        31
  Liability                 30        34      --        --         302        20       332        54
Equity and commodity
  Asset                     55        14      --        --          46        17       101        31
  Liability                 55        12      --        --        --        --          55        12
FORWARD CONTRACTS
Interest rate
  Asset                  3,469        33      --        --        --        --       3,469        33
  Liability              3,319        33      --        --        --        --       3,319        33
Currency
  Asset                  6,044       185       472         9     2,319        29     8,835       223
  Liability              5,897       195       429         9        27        79     6,353       283
Equity and commodity
  Asset                  2,091        75      --        --        --        --       2,091        75
  Liability              1,923        75      --        --        --        --       1,923        75
FUTURES CONTRACTS
Interest rate
  Asset                 11,582        14      --        --       2,410        55    13,992        69
  Liability              6,513        29      --        --       1,468        21     7,981        50
Equity and commodity
  Asset                    782        27      --        --        --        --         782        27
  Liability              1,324        36      --        --        --        --       1,324        36
OPTION CONTRACTS
Interest rate
  Asset                  4,141        48      --        --        --        --       4,141        48
  Liability              4,273        29      --        --        --        --       4,273        29
Currency
  Asset                  1,108        27      --        --        --        --       1,108        27
  Liability              1,174        26      --        --        --        --       1,174        26
Equity and commodity
  Asset                    175         3      --        --        --        --         175         3
  Liability                126         1      --        --        --        --         126         1
                       -------   -------   -------   -------   -------   -------   -------   -------
TOTAL DERIVATIVES:
  Assets               $39,147 $     778   $   472   $     9   $ 7,066   $   189   $46,685   $   976
                       =======   =======   =======   =======   =======   =======   =======   =======
  Liabilities          $35,155 $     840   $   429   $     9   $ 3,923   $   201   $39,507   $ 1,050
                       =======   =======   =======   =======   =======   =======   =======   =======

                                       42
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THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


15.  DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (continued)


                                            DERIVATIVE FINANCIAL INSTRUMENTS
                                                   DECEMBER 31, 1999

                            TRADING                OTHER THAN TRADING                     TOTAL
                      ------------------- ------------------------------------     -------------------
                                                                   NON-HEDGE
                                            HEDGE ACCOUNTING      ACCOUNTING
                                          -------------------  -------------------
                               ESTIMATED            ESTIMATED            ESTIMATED          ESTIMATED
                      NOTIONAL FAIR VALUE NOTIONAL FAIR VALUE  NOTIONAL FAIR VALUE NOTIONAL FAIR VALUE
                      -------- ---------- -------- ----------  -------- ---------- -------- ----------
                                                     (IN MILLIONS)
SWAP INSTRUMENTS
Interest rate
  Asset                $ 7,116   $   151   $  --     $  --     $ 2,185   $   146   $ 9,301   $   297
  Liability              6,490       137      --        --       1,261        32     7,751       169
Currency
  Asset                     24        45       343        30      --        --         367        75
  Liability                 77        51       369        33      --        --         446        84
Equity and commodity
  Asset                      8         9      --        --          47        13        55        22
  Liability                  8         5      --        --        --        --           8         5
FORWARD CONTRACTS
Interest rate
  Asset                 14,837       105      --        --        --        --      14,837       105
  Liability             12,459        84      --        --        --        --      12,459        84
Currency
  Asset                 11,181       275        54         2     1,182        16    12,417       293
  Liability             10,377       247       841        16     1,347        21    12,565       284
Equity and commodity
  Asset                  1,664        68      --        --        --        --       1,664        68
  Liability              1,592        60      --        --        --        --       1,592        60
FUTURES CONTRACTS
Interest rate
  Asset                  2,374         2      --        --         800        14     3,174        16
  Liability              3,017         3      --        --       3,696        44     6,713        47
Equity and commodity
  Asset                  2,283        44      --        --          71         4     2,354        48
  Liability                837        57      --        --          12        11       849        68
OPTION CONTRACTS
Interest rate
  Asset                  3,725        22      --        --        --        --       3,725        22
  Liability              2,185        11      --        --          13      --       2,198        11
Currency
  Asset                    613         5      --        --          10      --         623         5
  Liability              4,439         5      --        --          10      --       4,449         5
Equity and commodity
  Asset                    340         6      --        --        --        --         340         6
  Liability                366         3      --        --        --        --         366         3
                       -------   -------   -------   -------   -------   -------   -------   -------
TOTAL DERIVATIVES:
  Assets               $44,165   $   732   $   397   $    32   $ 4,295   $   193   $48,857   $   957
                       =======   =======   =======   =======   =======   =======   =======   =======
  Liabilities          $41,847   $   663   $ 1,210   $    49   $ 6,339   $   108   $49,396   $   820
                       =======   =======   =======   =======   =======   =======   =======   =======

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--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


15.  DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (continued)

     The following table discloses net trading revenues by derivative instrument types for the years ended December 31,

                                                     2000      1999      1998
                                                    ------    ------    ------
                                                          (IN MILLIONS)
     Swaps                                           $ (17)    $  16    $  (13)
     Forwards                                           51        53        67
     Futures                                           (85)       80        (5)
     Options                                            (1)      (14)       --
                                                     -----     -----   -------
     Net trading revenues                            $ (52)    $ 135   $    49
                                                     =====     =====   =======

     Average fair values for trading derivatives in an asset position during the years ended December 31, 2000 and 1999 were $579 million and $789 million, respectively, and for derivatives in a liability position were $630 million and $766 million, respectively. The average fair values do not reflect the netting of amounts pursuant to the right of offset or qualifying master netting agreements. Of those derivatives held for trading purposes at December 31, 2000, 72% of the notional amount consisted of interest rate derivatives, 20% consisted of foreign currency derivatives and 8% consisted of equity and commodity derivatives. Of those derivatives held for purposes other than trading at December 31, 2000, 66% of notional consisted of interest rate derivatives, 33% consisted of foreign currency derivatives, and 1% consisted of equity and commodity derivatives.

     CREDIT RISK

     The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. The credit exposure of the Company's swaps transactions is represented by the fair value (market value) of contracts with a positive fair value (market value) at the reporting date. Because exchange-traded futures and options are effected through regulated exchanges, and positions are marked to market on a daily basis, the Company has little exposure to credit-related losses in the event of nonperformance by counterparties to such financial instruments. The credit exposure of exchange-traded instruments is represented by the negative change, if any, in the fair value (market value) of contracts from the fair value (market value) at the reporting date. The credit exposure of currency forwards is represented by the difference, if any, between the exchange rate specified in the contract and the exchange rate for the same currency at the reporting date.

     The Company manages credit risk by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate and customary. The Company also attempts to minimize its exposure to credit risk through the use of various credit monitoring techniques. At December 31, 2000 and 1999, approximately 96% and 81%, respectively, of the net credit exposure for the Company from derivative contracts was with investment-grade counterparties. In addition, the Company enters into over-the-counter swaps pursuant to master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Likewise, the Company effects exchange-traded futures and options through regulated exchanges and positions are marked to market on a daily basis. These additional controls further reduce the Company's credit risk to derivatives counterparties. Internal controls are in place to ensure that derivative transactions are conducted in accordance with Company policy and guidelines. Those controls include limits, segregation of function and periodic management review, including quarterly review of General Account exposures by the Investment Committee of the Board of Directors, as well as daily monitoring for compliance with authorization and operating guidelines.


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--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


15.  DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (continued)

     OFF-BALANCE-SHEET CREDIT-RELATED INSTRUMENTS

     During the normal course of its business, the Company utilizes financial instruments with off-balance-sheet credit risk such as commitments, financial guarantees, loans sold with recourse and letters of credit. Commitments include commitments to purchase and sell mortgage loans, the underfunded portion of commitments to fund investments in private placement securities and unused credit card and home equity lines.

     In connection with the Company's consumer banking business, loan commitment for credit cards and home equity lines of credit and other lines of credit include agreements to lend up to specified limits to customers. It is anticipated that commitment amounts will only be partially drawn down based on overall customer usage patterns, and, therefore, do not necessarily represent future cash requirements. The Company evaluates each credit decision on such commitments at least annually and has the ability to cancel or suspend such lines at its option. The total available lines of credit card, home equity and other commitments were $1.6 billion, of which $0.8 billion remains available at December 31, 2000.

     Also, the Company enters into agreements with mortgage originators and others to provide financing on both a secured and an unsecured basis. Aggregate financing commitments on a secured basis, for periods of less than one year, approximate $3.3 billion, of which $1.8 billion remains available at December 31, 2000. Unsecured commitments approximate $0.1 billion, substantially all of which remains available at December 3l, 2000. This activity is being exited in conjunction with the restructuring of Prudential Securities capital markets activities, as discussed in Note 4.

     Other commitments primarily include commitments to purchase and sell mortgage loans and the unfunded portion of commitments to fund investments in private placement securities. These mortgage loans and private commitments were $2.0 billion, of which $0.9 billion remain available at December 31, 2000. Additionally, mortgage loans sold with recourse were $0.1 billion at December 31, 2000.

     The Company also provides financial guarantees incidental to other transactions and letters of credit that guarantee the performance of customers to third parties. These credit-related financial instruments have off-balance sheet credit risk because only their origination fees, if any, and accruals for probable losses, if any, are recognized until the obligation under the instrument is fulfilled or expires. These instruments can extend for several years and expirations are not concentrated in any period. The Company seeks to control credit risk associated with these instruments by limiting credit, maintaining collateral where customary and appropriate and performing other monitoring procedures. At December 31, 2000 financial guarantees and letters of credit issued by the Company were $0.8 billion.

16.  SEGMENT INFORMATION

     The Company has organized its principal operations into Financial Services Businesses and a Traditional Participating Products segment. Within the Financial Services Businesses, the Company operates through four divisions which, together, encompass ten reportable segments. The four operating divisions within the Financial Services Businesses are: U.S. Consumer, Employee Benefits, International and Asset Management. The segments within the Financial Services Businesses as well as the Traditional Participating Products segment correspond to businesses for which discrete financial information is available and reviewed by management. Businesses that are not sufficiently material to warrant separate disclosure are included in Corporate and Other results. Collectively, the businesses that comprise the four operating divisions and Corporate and Other are referred to as the Financial Services Businesses.

     The U.S. Consumer division consists of the Individual Life Insurance, Private Client Group, Retail Investments and Property and Casualty Insurance segments. The Individual Life Insurance segment manufactures and distributes variable life, term life and other non-participating life insurance protection products to the United States retail market and distributes investment and protection products for other


                                       45
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THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


16.  SEGMENT INFORMATION (continued)

     segments. The Private Client Group segment provides full service securities brokerage and financial advisory services, as well as consumer banking services, to retail customers in the United States. The Retail Investments segment provides mutual funds, variable and fixed annuities and wrap-fee products to retail customers in the United States. The Property and Casualty Insurance segment manufactures and distributes personal lines property and casualty insurance products, principally automobile and homeowners insurance, to the United States retail market.

     The Employee Benefits division consists of the Group Insurance and Other Employee Benefits segments. The Group Insurance segment manufactures and distributes group life, disability and related insurance products in connection with employee and member benefit plans. The Other Employee Benefits segment provides products and services for defined contribution and other retirement plans as well as guaranteed investment contracts, group annuities and relocation services to employers. The Other Employee Benefits segment also markets real estate brokerage franchises to regional and local real estate brokers.

     The International division consists of the International Insurance and International Securities and Investments segments. The International Insurance segment manufactures and distributes individual life insurance products to the affluent retail market in Japan, Korea and six other Asian, Latin American and European countries. The International Securities and Investments segment provides full service securities brokerage, asset management and financial advisory services to retail and institutional clients outside of the United States.

     The Asset Management division consists of the Investment Management and Advisory Services and Other Asset Management segments. The Investment Management and Advisory Services segment provides institutional asset management products and services to unaffiliated institutional clients as well as management services for assets supporting products offered by other segments. The Other Asset Management segment includes equity trading and commercial mortgage securitization activities, as well as hedge portfolio results.

     Corporate and Other includes financial services businesses that are not included in other reportable segments as well as corporate-level activities. These businesses include international ventures, divested businesses and businesses that have not been divested but have been placed in wind-down status. The latter includes individual health insurance, group credit insurance and Canadian life insurance. The divested businesses include the results of the lead-managed underwriting and institutional fixed income businesses of the Prudential Securities Group (see Note 4), Gibraltar Casualty (see Note 17), residential first mortgage banking and certain Canadian businesses. Corporate-level activities include corporate expenses not allocated to any business segments, including the cost of company-wide initiatives, investment returns on unallocated equity, returns from a debt-financed investment portfolio, transactions with other segments and consolidating adjustments.

     As a mutual insurance company, most of the Company's individual life insurance and certain annuity products have been written on a "participating" basis, whereby policyholders are eligible to receive policyholder dividends reflecting policy experience. The Company will cease offering domestic participating insurance and annuity products in connection with the demutualization, if consummated. The liabilities of the individual in force participating products, together with the assets supporting them, will then be segregated for accounting purposes from the Company's other assets and liabilities. The liabilities and assets to be segregated, as well as other assets and equity that support these policies, and their financial results are reflected in the Traditional Participating Products segment, which is managed separately from the Financial Services Businesses.


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--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


16.  SEGMENT INFORMATION (continued)

     The following summary presents certain financial data of our operations based on their location:


                                                                                   2000       1999       1998
                                                                                  --------   --------   --------
                                                                                          (IN MILLIONS)
     REVENUES:
     Domestic                                                                     $ 23,704   $ 24,382   $ 25,368
     International                                                                   2,840      2,186      1,656
                                                                                  --------   --------   --------
          Total revenues                                                          $ 26,544   $ 26,568   $ 27,024
                                                                                  ========   ========   ========
     INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES:
     Domestic                                                                     $    368   $  1,939   $  2,372
     International                                                                     359        316        225
                                                                                  --------    -------   --------
          Total income from continuing operations before income taxes             $    727   $  2,255   $  2,597
                                                                                  ========   ========   ========

     The accounting policies of the segments are the same as those described in
     Note 2--"Summary of Significant Accounting Policies."

     In managing its business, the Company analyzes the operating performance of each segment using "adjusted operating income", which is a non-GAAP measure. "Adjusted operating income" is calculated by adjusting income from continuing operations before income taxes to exclude certain items. The items excluded are realized investment gains, net of losses and related charges; sales practices remedies and costs; demutualization expenses; and the gains, losses and contribution to income/loss of divested businesses which have been sold but do not qualify for "discontinued operations" treatment under GAAP. Businesses that the Company has placed in wind-down status but are not divested remain in "adjusted operating income." The Company's discontinued healthcare operations are excluded from "income from continuing operations before income taxes."

     The excluded items are important to an understanding of overall results of operations. "Adjusted operating income" is not a substitute for net income determined in accordance with GAAP and the Company's definition of "adjusted operating income" may differ from that used by other companies. However, the Company believes that the presentation of "adjusted operating income" as measured for management purposes enhances the understanding of results of operations by highlighting the results from ongoing operations and the underlying profitability factors of the Company's businesses.

     The Company excludes realized investment gains, net of losses and related charges, from "adjusted operating income" because the timing of transactions resulting in recognition of gains or losses is largely at the Company's discretion and the amount of these gains or losses is heavily influenced by and fluctuates in part according to the availability of market opportunities. Including the fluctuating effects of these transactions could distort trends in the underlying profitability of the businesses. The Company excludes sales practices remedies and costs because they relate to a substantial and identifiable non-recurring event. The Company excludes demutualization expenses as they are directly related to demutualization and could distort the trends associated with our business operations. The Company excludes the gains and losses and contribution to income/loss of divested businesses and related runoff operations because, as a result of the decision to dispose of these businesses, these results are not relevant to the profitability of the Company's ongoing operations and could distort the trends associated with ongoing businesses.

     The related charges offset against net realized investment gains and losses relates to policyholder dividends, amortization of deferred policy acquisition costs, and reserves for future policy benefits. Net realized investment gains is one of the elements that the Company considers in establishing the dividend scale, and the related policyholder dividend charge represents the estimated portion of the Company's expense charge for policyholder dividends that is attributed to net realized investment gains that the Company considers in determining the dividend scale. Deferred policy acquisition costs for certain investment-type products are amortized based on estimated gross profits, which include net realized investment gains and losses on the underlying invested assets, and the related charge for amortization of deferred policy acquisition costs represents the portion of this amortization associated with net realized investment gains and losses. The reserves for certain policies are adjusted when cash flows related to these policies are affected by net realized

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


16.  SEGMENT INFORMATION (continued)

     investment gains and losses, and the related charge for reserves for future policy benefits represents that adjustment.

     "Adjusted operating income" for each segment includes earnings on attributed equity established at a level which management considers necessary to support the segment's risks.

     Operating expenses specifically identifiable to a particular segment are allocated to that segment as incurred. Operating expenses not identifiable to a specific segment but which are incurred in connection with the generation of segment revenues are generally allocated based upon the segment's historical percentage of general and administrative expenses.

     The financial results of the International Insurance segment reflect the impact of currency hedging strategies, including internal hedges, whereby currency fluctuation exposure within annual reporting periods is assumed by Corporate and Other Operations.

     The Investment Management and Advisory Services segment revenues include intersegment revenues of $404 million, $381 million and $414 million in 2000, 1999 and 1998, respectively, which primarily consist of asset-based management fees from the businesses of the U.S. Consumer and Employee Benefits divisions and the Traditional Participating Products segment. Management has determined the intersegment fees for the various asset classes with reference to market rates. These fees are eliminated in consolidation.

     As discussed in Note 4, Capital Markets Restructuring, the Company has exited the lead-managed underwriting and institutional fixed income businesses. Results for these businesses are included in Divested Businesses in the tables that follow. Income from Continuing Operations before Income Taxes for these businesses was a loss of $73 million in 1998, income of $23 million in 1999 and a loss of $620 million in 2000. The loss in 2000 includes a restructuring charge of $476 million.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


16.  SEGMENT INFORMATION (continued)

     The summary below reconciles adjusted operating income to income from continuing operations before income taxes:


                                                                    YEAR ENDED DECEMBER 31, 2000
                                ----------------------------------------------------------------------------------------------------
                                                                          RECONCILING ITEMS
                                ----------------------------------------------------------------------------------------------------
                                                            CHARGES                    DIVESTED                         INCOME FROM
                                             REALIZED      RELATED TO      SALES       BUSINESS                         CONTINUING
                                 ADJUSTED    INVESTMENT     REALIZED      PRACTICES   AND RELATED                       OPERATIONS
                                OPERATING      GAINS         GAINS        REMEDIES       RUNOFF     DEMUTUALIZATION    BEFORE INCOME
                                 INCOME    (LOSSES), NET  (LOSSES), NET   AND COSTS    OPERATIONS      EXPENSES            TAXES
                                ---------- -------------  -------------   ---------   ------------  ---------------    -------------
                                                                    (IN MILLIONS)
Individual Life Insurance        $  114      $     (6)       $   --         $  --       $   --          $   --            $  108
Private Client Group                237            --            --            --           --              --               237
Retail Investments                  239            (8)            2            --           --              --               233
Property and Casualty
  Insurance                         150            16            --            --           --              --               166
                                 ------      --------        ------         -----       ------          ------            ------
  Total U.S. Consumer Division      740             2             2            --           --              --               744
                                 ------      --------        ------         -----       ------          ------            ------
Group Insurance                     158            (2)           --            --           --              --               156
Other Employee Benefits             229           (85)          (31)           --           --              --               113
                                 ------      --------        ------         -----       ------          ------            ------
  Total Employee Benefits
    Division                        387           (87)          (31)           --           --              --               269
                                 ------      --------        ------         -----       ------          ------            ------
International Insurance             296           (15)           --            --           --              --               281
International Securities and
  Investments                        26            --            --            --           --              --                26
                                 ------      --------        ------         -----       ------          ------            ------
  Total International
    Division                        322           (15)           --            --           --              --               307
                                 ------      --------        ------         -----       ------          ------            ------
Investment Management and
  Advisory Services                 154             1            --            --           --              --               155
Other Asset Management              122            --            --            --           --              --               122
                                 ------      --------        ------         -----       ------          ------            ------
  Total Asset Management
    Division                        276             1            --            --           --              --               277
                                 ------      --------        ------         -----       ------          ------            ------
Corporate and Other                  (4)         (280)           --            --         (636)           (143)           (1,063)
                                 ------      --------        ------         -----       ------          ------            ------
  Total -- Financial Services
    Businesses                    1,721          (379)          (29)           --         (636)           (143)              534
                                 ------      --------        ------         -----       ------          ------            ------
Traditional Participating
  Products segment                  547            91          (445)           --           --              --               193
                                 ------      --------        ------         -----       ------          ------            ------
  Total                          $2,268      $   (288)       $ (474)        $  --       $ (636)         $ (143)           $  727
                                 ======      ========        ======         =====       ======          ======            ======

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


16.  SEGMENT INFORMATION (continued)

                                                                 YEAR ENDED DECEMBER 31, 1999
                                ----------------------------------------------------------------------------------------------------
                                                                          RECONCILING ITEMS
                                ----------------------------------------------------------------------------------------------------
                                                            CHARGES                    DIVESTED                         INCOME FROM
                                             REALIZED      RELATED TO      SALES       BUSINESS                         CONTINUING
                                 ADJUSTED    INVESTMENT     REALIZED      PRACTICES   AND RELATED                       OPERATIONS
                                OPERATING      GAINS         GAINS        REMEDIES       RUNOFF     DEMUTUALIZATION    BEFORE INCOME
                                 INCOME    (LOSSES), NET  (LOSSES), NET   AND COSTS    OPERATIONS      EXPENSES            TAXES
                                ---------- -------------  -------------   ---------   ------------  ---------------    -------------
                                                                    (IN MILLIONS)
Individual Life Insurance        $  117      $   (23)        $   --         $   --      $   --          $     --          $    94
Private Client Group                224           --             --             --          --                --              224
Retail Investments                  174            5              1             --          --                --              180
Property and Casualty
Insurance                           152            9             --             --          --                --              161
                                 ------      -------         ------         ------      ------          --------          -------

  Total U.S. Consumer Division      667           (9)             1             --          --                --              659
                                 ------      -------         ------         ------      ------          --------          -------
Group Insurance                     128           25            (10)            --          --                --              143
Other Employee Benefits             272          203           (133)            --          --                --              342
                                 ------      -------         ------         ------      ------          --------          -------
  Total Employee Benefits
    Division                        400          228           (143)            --          --                --              485
                                 ------      -------         ------         ------      ------          --------          -------
International Insurance             218            9             --             --          --                --              227
International Securities and
  Investments                        15           --             --             --          --                --               15
                                 ------      -------         ------         ------     -------          --------          -------
  Total International Division      233            9             --             --          --                --              242
                                 ------      -------         ------         ------     -------          --------          -------
Investment Management and
  Advisory Services                 155            1             --             --          --                --              156
Other Asset Management               97           --             --             --          --                --               97
                                 ------      -------         ------         ------     -------          --------          -------
  Total Asset Management
    Division                        252            1             --             --          --                --              253
                                 ------      -------         ------             --     -------          --------          -------
Corporate and Other                 137          357             --           (100)        (47)              (75)             272
                                 ------      -------         ------         ------     -------          --------          -------
  Total -- Financial Services
    Businesses                    1,689          586           (142)          (100)        (47)              (75)           1,911
                                 ------      -------         ------         ------     -------          --------          -------
Traditional Participating
  Products segment                  316          338           (310)            --          --                --              344
                                 ------      -------         ------         ------      ------          --------          -------
  Total                          $2,005      $   924         $ (452)        $ (100)     $  (47)         $    (75)         $ 2,255
                                 ======      =======         ======         ======      ======          ========          =======

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


16.  SEGMENT INFORMATION (continued)


                                                                 YEAR ENDED DECEMBER 31, 1998
                                ----------------------------------------------------------------------------------------------------
                                                                          RECONCILING ITEMS
                                ----------------------------------------------------------------------------------------------------
                                                            CHARGES                    DIVESTED                         INCOME FROM
                                             REALIZED      RELATED TO      SALES       BUSINESS                         CONTINUING
                                 ADJUSTED    INVESTMENT     REALIZED      PRACTICES   AND RELATED                       OPERATIONS
                                OPERATING      GAINS         GAINS        REMEDIES       RUNOFF     DEMUTUALIZATION    BEFORE INCOME
                                 INCOME    (LOSSES), NET  (LOSSES), NET   AND COSTS    OPERATIONS      EXPENSES            TAXES
                                ---------- -------------  -------------   ---------   ------------  ---------------    -------------
                                                                    (IN MILLIONS)
Individual Life Insurance        $  178      $    18         $    --        $     --    $   --          $     --          $   196
Private Client Group                114           --              --              --        --                --              114
Retail Investments                  249           97              (3)             --        --                --              343
Property and Casualty
  Insurance                         311           16              --              --        --                --              327
                                 ------      -------         -------        --------    ------          --------          -------
  Total U.S. Consumer Division      852          131              (3)             --        --                --              980
                                 ------      -------         -------        --------    ------          --------          -------
Group Insurance                      98          123              --              --        --                --              221
Other Employee Benefits             342          595            (222)             --        --                --              715
                                 ------      -------         -------        --------    ------          --------          -------
  Total Employee Benefits
    Division                        440          718            (222)             --        --                --              936
                                 ------      -------         -------        --------    ------          --------          -------
International Insurance             144            9              --              --        --                --              153
International Securities and
  Investments                        13           --              --              --        --                --               13
                                 ------      -------         -------        --------    ------          --------          -------
  Total International Division      157            9              --              --        --                --              166
                                 ------      -------         -------        --------    ------          --------          -------
Investment Management and
  Advisory Services                 144            1              --              --        --                --              145
Other Asset Management               22           --              --              --        --                --               22
                                 ------      -------         -------        --------    ------          --------          -------
  Total Asset Management
    Division                        166            1              --              --        --                --              167
                                 ------      -------         -------        --------    ------          --------          -------
Corporate and Other                 (34)          85              --          (1,150)     (196)              (24)          (1,319)
                                 ------      -------         -------        --------    ------          --------          -------
  Total -- Financial Services
    Businesses                    1,581          944            (225)         (1,150)     (196)              (24)             930
                                 ------      -------         -------        --------    ------          --------          -------
Traditional Participating
Products segment                    206        1,697            (236)             --        --                --            1,667
                                 ------      -------         -------        --------    ------          --------          -------
  Total                          $1,787      $ 2,641         $  (461)       $ (1,150)   $ (196)         $    (24)         $ 2,597
                                 ======      =======         =======        ========    ======          ========          =======

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


16.  SEGMENT INFORMATION (continued)


     The summary below presents certain financial information for the Company's reportable segments:

                                                                    YEAR ENDED DECEMBER 31, 2000
                                           ----------------------------------------------------------------------------------------
                                                                                  INTEREST                            AMORTIZATION
                                                                                 CREDITED TO                           OF DEFERRED
                                                         NET                    POLICYHOLDERS'                            POLICY
                                                     INVESTMENT  POLICYHOLDERS'    ACCOUNT    DIVIDENDS TO   INTEREST  ACQUISITION
                                           REVENUES    INCOME      BENEFITS        BALANCES   POLICYHOLDERS  EXPENSE      COSTS
                                           --------  ----------  -------------- ------------- -------------  --------  ------------
                                                                            (IN MILLIONS)
Financial Services Businesses:
 Individual Life Insurance                 $ 1,855    $   374      $   650          $  131       $   12        $ 10      $  172
 Private Client Group                        2,689        299           --              --           --          --          --
 Retail Investments                          1,631        478          152             264            1           1         212
 Property and Casualty Insurance             1,840        193        1,045              --           --          --         365
                                           -------    -------      -------          ------       ------        ----      ------
   Total U.S. Consumer Division              8,015      1,344        1,847             395           13          11         749
                                           -------    -------      -------          ------       ------        ----      ------
 Group Insurance                             2,801        485        2,042             200           --          (1)          1
 Other Employee Benefits                     2,885      2,332          930           1,024           --          44          22
                                           -------    -------      -------          ------       ------        ----      ------
   Total Employee Benefits Division          5,686      2,817        2,972           1,224           --          43          23
                                           -------    -------      -------          ------       ------        ----      ------
 International Insurance                     1,920        129        1,265               2            1           4         145
 International Securities and
  Investments                                  704         66           --              --           --          --           1
                                           -------    -------      -------          ------       ------        ----      ------
     Total International Division            2,624        195        1,265               2            1           4         146
                                           -------    -------      -------          ------       ------        ----      ------
 Investment Management and Advisory
  Services                                     874         21           --              --           --           5          --
  Other Asset Management                       470         31           --              --           --          --          --
                                           -------    -------      -------          ------       ------        ----      ------
     Total Asset Management Division         1,344         52           --              --           --           5          --
                                           -------    -------      -------          ------       ------        ----      ------
   Corporate and Other                         283        816           23              (3)           4         385         (84)
                                           -------    -------      -------          ------       ------        ----      ------
     Total                                  17,952      5,224        6,107           1,618           18         448         834
                                           -------    -------      -------          ------       ------        ----      ------
Items Excluded From
 Adjusted Operating Income:
Realized investment gains, net of
 losses and related charges:
  Realized investment gains (losses),
   net                                        (379)        --           --              --           --          --          --
   Related Charges:
    Reserves                                    --         --           36              --           --          --          --
    Amortization of deferred policy
     acquisition costs                          --         --           --              --           --          --          (7)
                                           -------    -------      -------          ------       ------        ----      ------
     Total realized investment gains,
      net of losses and related
      charges                                 (379)        --           36              --           --          --          (7)
                                           -------    -------      -------          ------       ------        ----      ------
   Divested businesses and related
    runoff operations                          269        101           14              --           --          --          --
                                           -------    -------      -------          ------       ------        ----      ------
     Total--Financial Services
      Businesses                            17,842      5,325        6,157           1,618           18         448         827
                                           -------    -------      -------          ------       ------        ----      ------
Traditional Participating Products
 segment                                     8,611      4,172        4,483             133        2,261         152         269
Items Excluded From Adjusted Operating
Income:
Realized investment gains, net of
 losses and related charges:
 Realized investment gains (losses), net        91         --           --              --           --          --          --
 Related Charges:
  Dividends to policyholders                    --         --           --              --          445          --          --
                                           -------    -------      -------          ------       ------        ----      ------
  Total realized investment gains,
   net of losses and related charges            91         --           --              --          445          --          --
                                           -------    -------      -------          ------       ------        ----      ------
  Total--Traditional Participating
   Products segment                          8,702      4,172        4,483             133        2,706         152         269
                                           -------    -------      -------          ------       ------        ----      ------
  Total per Consolidated Financial
   Statements                              $26,544    $ 9,497      $10,640          $1,751       $2,724        $600      $1,096
                                           =======    =======      =======          ======       ======        ====      ======

                                       52
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THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


16.  SEGMENT INFORMATION (continued)


                                                                    YEAR ENDED DECEMBER 31, 1999
                                           ----------------------------------------------------------------------------------------
                                                                                  INTEREST                            AMORTIZATION
                                                                                 CREDITED TO                           OF DEFERRED
                                                         NET                    POLICYHOLDERS'                            POLICY
                                                     INVESTMENT  POLICYHOLDERS'    ACCOUNT    DIVIDENDS TO   INTEREST  ACQUISITION
                                           REVENUES    INCOME      BENEFITS        BALANCES   POLICYHOLDERS  EXPENSE      COSTS
                                           --------  ----------  -------------- ------------- -------------  --------  ------------
                                                                            (IN MILLIONS)

Financial Services Businesses:
   Individual Life Insurance               $ 1,723    $   316      $   519          $  126       $    8        $  4      $  185
   Private Client Group                      2,509        269           --              --           --          --          --
   Retail Investments                        1,551        491          118             271           --           5         230
   Property and Casualty Insurance           1,747        197        1,100              --           --          --         350
                                           -------    -------      -------          ------       ------        ----      ------
     Total U.S. Consumer Division            7,530      1,273        1,737             397            8           9         765
                                           -------    -------      -------          ------       ------        ----      ------
   Group Insurance                           2,428        470        1,749             197           --          --          --
   Other Employee Benefits                   3,014      2,460          997           1,086           --          51          10
                                           -------    -------      -------          ------       ------        ----      ------
     Total Employee Benefits Division        5,442      2,930        2,746           1,283           --          51          10
                                           -------    -------      -------          ------       ------        ----      ------
   International Insurance                   1,522         99        1,031               1            2          --         102
   International Securities and
     Investments                               580         54           --              --           --          --           1
                                           -------    -------      -------          ------       ------        ----      ------
     Total International Division            2,102        153        1,031               1            2          --         103
                                           -------    -------      -------          ------       ------        ----      ------
   Investment Management and Advisory
     Services                                  768          3           --              --           --          --          --
   Other Asset Management                      369         29           --              --           --          --          --
                                           -------    -------      -------          ------       ------        ----      ------
     Total Asset Management Division         1,137         32           --              --           --          --          --
                                           -------    -------      -------          ------       ------        ----      ------
   Corporate and Other                         566        926           80              --            5         420         (32)
                                           -------    -------      -------          ------       ------        ----      ------
     Total                                  16,777      5,314        5,594           1,681           15         480         846
                                           -------    -------      -------          ------       ------        ----      ------
Items Excluded From Adjusted  Operating
   Income:
Realized investment gains, net of losses
   and related charges:
   Realized investment gains (losses),
     net                                       586         --           --              --           --          --          --
   Related Charges:
     Reserves                                   --         --          147              --           --          --          --
     Amortization of deferred policy
       acquisition costs                        --         --           --              --           --          --          (5)
                                           -------    -------      -------          ------       ------        ----      ------
       Total realized investment gains,
         net of losses and related
         charges                               586         --          147              --           --          --          (5)
                                           -------    -------      -------          ------       ------        ----      ------
   Divested businesses and related
     runoff operations                         511        142           65              --           --          --          --
                                           -------    -------      -------          ------       ------        ----      ------
     Total -- Financial Services
       Businesses                           17,874      5,456        5,806           1,681           15         480         841
                                           -------    -------      -------          ------       ------        ----      ------
Traditional Participating Products
   segment                                   8,356      3,911        4,420             130        2,246          71         314
Items Excluded From Adjusted  Operating
   Income:
Realized investment gains, net of losses
   and related charges:
   Realized  investment gains (losses),
     net                                       338         --           --              --           --          --          --
   Related Charges:
     Dividends to policyholders                 --         --           --              --          310          --          --
                                           -------    -------      -------          ------       ------        ----      ------
     Total realized investment gains,
       net of losses and related charges       338         --           --              --          310          --          --
                                           -------    -------      -------          ------       ------        ----      ------
     Total -- Traditional Participating
       Products segment                      8,694      3,911        4,420             130        2,556          71         314
                                           -------    -------      -------          ------       ------        ----      ------
     Total per Consolidated Financial
       Statements                          $26,568    $ 9,367      $10,226          $1,811       $2,571        $551      $1,155
                                           =======    =======      =======          ======       ======        ====      ======

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


16.  SEGMENT INFORMATION (continued)


                                                                    YEAR ENDED DECEMBER 31, 1998
                                           ----------------------------------------------------------------------------------------
                                                                                  INTEREST                            AMORTIZATION
                                                                                 CREDITED TO                           OF DEFERRED
                                                         NET                    POLICYHOLDERS'                            POLICY
                                                     INVESTMENT  POLICYHOLDERS'    ACCOUNT    DIVIDENDS TO   INTEREST  ACQUISITION
                                           REVENUES    INCOME      BENEFITS        BALANCES   POLICYHOLDERS  EXPENSE      COSTS
                                           --------  ----------  -------------- ------------- -------------  --------  ------------
                                                                            (IN MILLIONS)
Financial Services Businesses:
   Individual Life Insurance               $ 1,674    $   300      $   525          $  117       $    5        $  4      $  185
   Private Client Group                      2,317        255           --              --           --          --          --
   Retail Investments                        1,532        567          125             294           --           3         180
   Property and Casualty Insurance           1,812        223        1,070              --           --          --         340
                                           -------    -------      -------          ------       ------        ----      ------
     Total U.S. Consumer Division            7,335      1,345        1,720             411            5           7         705
                                           -------    -------      -------          ------       ------        ----      ------
   Group Insurance                           2,205        441        1,650             158           --           1          --
   Other Employee Benefits                   3,258      2,730          991           1,278           --          28          10
                                           -------    -------      -------          ------       ------        ----      ------
     Total Employee Benefits Division        5,463      3,171        2,641           1,436           --          29          10
                                           -------    -------      -------          ------       ------        ----      ------
   International Insurance                   1,090         65          742               3            2          --         103
   International Securities and
     Investments                               532         55           --              --           --          --           1
                                           -------    -------      -------          ------       ------        ----      ------
     Total International Division            1,622        120          742               3            2          --         104
                                           -------    -------      -------          ------       ------        ----      ------
   Investment Management and Advisory
     Services                                  740          2           --              --           --          --           5
   Other Asset Management                      253          9           --              --           --          --          --
                                           -------    -------      -------          ------       ------        ----      ------
     Total Asset Management Division           993         11           --              --           --          --           5
                                           -------    -------      -------          ------       ------        ----      ------
   Corporate and Other                         313        894           20              --            5         446         (50)
                                           -------    -------      -------          ------       ------        ----      ------
     Total                                  15,726      5,541        5,123           1,850           12         482         774
                                           -------    -------      -------          ------       ------        ----      ------
Items Excluded From Adjusted  Operating
   Income:
Realized   investment   gains,  net  of
   losses and related charges:
   Realized  investment gains (losses),
     net                                       944         --           --              --           --          --          --
   Related Charges:
     Reserves                                   --         --          218              --           --          --          --
     Amortization of deferred policy
       acquisition costs                        --         --           --              --           --          --           7
                                           -------    -------      -------          ------       ------        ----      ------
       Total realized investment
         gains, net of losses and
         related charges                       944         --          218              --           --          --           7
                                           -------    -------      -------          ------       ------        ----      ------
   Divested businesses and related
     runoff operations                         325        119           55              --           --          --          --
                                           -------    -------      -------          ------       ------        ----      ------
     Total -- Financial Services
       Businesses                           16,995      5,660        5,396           1,850           12         482         781
                                           -------    -------      -------          ------       ------        ----      ------
Traditional Participating Products
     segment                                 8,332      3,794        4,390             103        2,229          66         358
Items Excluded From Adjusted Operating
   Income:
Realized investment gains, net of losses
   and related charges:
   Realized  investment gains (losses),
     net                                     1,697         --           --              --           --          --          --
   Related Charges:
     Dividends to policyholders                 --         --           --              --          236          --          --
                                           -------    -------      -------          ------       ------        ----      ------
     Total realized investment gains,
       net of losses and related
       charges                               1,697         --           --              --          236          --          --
                                           -------    -------      -------          ------       ------        ----      ------
     Total -- Traditional Participating
       Products segment                     10,029      3,794        4,390             103        2,465          66         358
                                           -------    -------      -------          ------       ------        ----      ------
     Total per Consolidated Financial
       Statements                          $27,024    $ 9,454      $ 9,786          $1,953       $2,477        $548      $1,139
                                           =======    =======      =======          ======       ======        ====      ======

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THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


16.  SEGMENT INFORMATION (continued)

     The summary below presents total assets for the Company's reportable segments as of December 31, 2000, 1999 and 1998.


                                                                     ASSETS
                                                        -----------------------------------
                                                          2000         1999         1998
                                                        ---------   ---------     ---------
                                                                  (IN MILLIONS)
     Individual Life Insurance                          $  22,992   $  22,040     $  20,406
     Private Client Group                                  18,426      23,157        17,681
     Retail Investments                                    27,042      28,658        25,594
     Property and Casualty Insurance                        4,763       4,380         4,865
                                                        ---------   ---------     ---------
          Total U.S. Consumer Division                     73,223      78,235        68,546
                                                        ---------   ---------     ---------
     Group Insurance                                       15,891      13,850        12,014
     Other Employee Benefits                               59,926      60,105        67,702
                                                        ---------   ---------     ---------
          Total Employee Benefits Division                 75,817      73,955        79,716
                                                        ---------   ---------     ---------
     International Insurance                                6,726       5,804         4,329
     International Securities and Investments               3,644       3,471         3,460
                                                        ---------   ---------     ---------
          Total International Division                     10,370       9,275         7,789
                                                        ---------   ---------     ---------
     Investment Management and Advisory Services           20,251      18,174        18,421
     Other Asset Management                                10,351       7,384         5,716
                                                        ---------   ---------     ---------
          Total Asset Management Division                  30,602      25,558        24,137
                                                        ---------   ---------     ---------
     Corporate and Other                                   12,814      29,498        36,136
                                                        ---------   ---------     ---------
          Total--Financial Services Businesses            202,826     216,521       216,324
                                                        ---------   ---------     ---------
     Traditional Participating Products segment            69,927      68,573        63,098
                                                        ---------   ---------     ---------
          Total Assets                                  $ 272,753   $ 285,094     $ 279,422
                                                        =========   =========     =========

17.  CONTINGENCIES AND LITIGATION

     CONTINGENCIES

     On September 19, 2000, the Company sold Gibraltar Casualty Company ("Gibraltar"), a subsidiary engaged in the commercial property and casualty insurance business, to Everest Re Group, Ltd. ("Everest"). Upon closing of the sale, the Company entered into a stop-loss reinsurance agreement with Everest whereby the Company will reinsure Everest for up to 80% of the first $200 million of any adverse loss development in excess of Gibraltar's carried reserves as of the closing of the sale.

     The Company's property and casualty operations are subject to rate and other laws and regulations covering a range of trade and claim settlement practices. State insurance regulatory authorities have broad discretion in approving an insurer's proposed rates. A significant portion of the Company's automobile insurance is written in the state of New Jersey. Under certain circumstances, New Jersey insurance laws require an insurer to provide a refund or credit to policyholders based upon the profits earned on automobile insurance.

     The Company has reviewed its obligations retained in the sale of the healthcare operations under certain managed care arrangements for possible failure to comply with contractual and regulatory requirements.

     It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above depending, in part, upon the results of operations or cash flow for such period. Management believes,


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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

17.  CONTINGENCIES AND LITIGATION (continued)

     however, that ultimate payments in connection with these matters should not have a material adverse effect on the Company's financial position.

     LITIGATION

     The Company is subject to legal and regulatory actions in the ordinary course of its businesses. Pending legal and regulatory actions include proceedings relating to aspects of our businesses and operations that are specific to the Company and proceedings that are typical of the businesses in which the Company operates, including in both cases businesses that have either been divested or placed in wind-down status. Some of these proceedings have been brought on behalf of various alleged classes of complainants. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages.

     In particular, the Company has been subject to substantial regulatory actions and civil litigation involving individual life insurance sales practices. In 1996, the Company entered into settlement agreements with relevant insurance regulatory authorities and plaintiffs in the principal life insurance sales practices class action lawsuit covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995. Pursuant to the settlements, the Company agreed to various changes to its sales and business practices controls, to a series of fines, and to provide specific forms of relief to eligible class members. Virtually all claims by class members filed in connection with the settlements have been resolved and virtually all aspects of the remediation program have been satisfied. While the approval of the class action settlement is now final, the Company remains subject to oversight and review by insurance regulators and other regulatory authorities with respect to its sales practices and the conduct of the remediation program. The U.S. District Court has also retained jurisdiction as to all matters relating to the administration, consummation, enforcement and interpretation of the settlements.

     As of December 31, 2000, the Company remained a party to approximately 61 individual sales practices actions filed by policyholders who "opted out" of the class action settlement relating to permanent life insurance policies the Company issued in the United States between 1982 and 1995. In addition, there were 48 sales practices actions pending that were filed by policyholders who were members of the class and who failed to "opt out" of the class action settlement. The Company believes that those actions are governed by the class settlement release and expects them to be enjoined and/or dismissed. Additional suits may be filed by class members who "opted out" of the class settlement or who failed to "opt out" but nevertheless seek to proceed against the Company. A number of the plaintiffs in these cases seek large and/or indeterminate amounts, including punitive or exemplary damages. Some of these actions are brought on behalf of multiple plaintiffs. It is possible that substantial punitive damages might be awarded in any of these actions and particularly in an action involving multiple plaintiffs.

     The Company believes that its reserves related to sales practices, as of December 31, 2000, are adequate. No incremental provisions were recorded in 2000. In 1999, 1998, 1997 and 1996, the Company recorded provisions in its Consolidated Statements of Operations of $100 million, $1,150 million, $2,030 million and $1,125 million, respectively, to provide for estimated remediation costs, and additional sales practices costs including related administrative costs, regulatory fines, penalties and related payments, litigation costs and settlements, including settlements associated with the resolution of claims of deceptive sales practices asserted by policyholders who elected to "opt-out" of the class action settlement and litigate their claims against the Company separately and other fees and expenses associated with the resolution of sales practices issues.

     The following table summarizes the Company's charges for the estimated total costs of sales practices remedies and additional sales practices costs and related liability balances as of the dates indicated:


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--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


17.  CONTINGENCIES AND LITIGATION (continued)


                                                                YEAR ENDED DECEMBER 31,
                                                      -------------------------------------------
                                                       2000     1999     1998     1997      1996
                                                      ------   ------   ------   ------    ------
                                                                    (IN MILLIONS)
     Liability balance at beginning of period         $  891   $3,058   $2,553   $  963    $   --
     Charges to expense:
          Remedy costs                                   (54)     (99)     510    1,640       410
          Additional sales practices costs                54      199      640      390       715
                                                      ------   ------   ------   ------    ------
          Total charges to expense                        --      100    1,150    2,030     1,125
     Amounts paid or credited:
          Remedy costs                                   448    1,708      147       --        --
          Additional sales practices costs               190      559      498      440       162
                                                      ------   ------   ------   ------    ------
          Total amounts paid or credited                 638    2,267      645      440       162
                                                      ------   ------   ------   ------    ------
     Liability balance at end of period               $  253   $  891   $3,058   $2,553    $  963
                                                      ======   ======   ======   ======    ======

     In 1996, the Company recorded in its Consolidated Statement of Operations the cost of $410 million before taxes as a guaranteed minimum remediation expense pursuant to the settlement agreement. Management had no better information available at that time upon which to make a reasonable estimate of the losses associated with the settlement. Charges were also recorded in 1996 for estimated additional sales practices costs totaling $715 million before taxes.

     In 1997, management increased the estimated liability for the cost of remedying policyholder claims by $1,640 million before taxes. This increase was based on additional information derived from claim sampling techniques, the terms of the settlement and the number of claim forms received. The Company also recorded additional charges of $390 million before taxes to recognize the increase in estimated total additional sales practices costs.

     In 1998, the Company recorded an additional charge of $510 million before taxes to recognize the increase of the estimated total cost of remedying policyholder claims to a total of $2,560 million before taxes. This increase was based on (i) estimates derived from an analysis of claims actually remedied (including interest); (ii) a sample of claims still to be remedied; (iii) an estimate of additional liabilities associated with a claimant's right to "appeal" the Company's decision; and (iv) an estimate of an additional liability associated with the results of an investigation by a court-appointed independent expert regarding the impact of the Company's failure to properly implement procedures to preserve all documents relevant to the class action and remediation program. The Company also recorded additional charges of $640 million before taxes to recognize the increase in estimated total additional sales practices costs.

     In 1999, the Company recorded an increase of $199 million of the estimate of total additional sales practices costs. This was offset by a $99 million release of the previously recorded liability relative to remedy costs reflecting a decrease in the estimate of the total costs of remedying policyholder claims.

     In 2000, the Company recorded an increase of $54 million of the estimate of total additional sales practices costs. This was partially offset by a $54 million release of the previously recorded liability relative to remedy costs reflecting a decrease in the estimate of the total costs of remedying policyholder claims.

     In addition, the Company retained all liabilities for the litigation associated with its discontinued healthcare business that existed at the date of closing with Aetna (August 6, 1999), or is commenced within two years of that date, with respect to claims relating to events that occurred prior to the closing date. This litigation includes purported class actions and individual suits involving various issues, including payment of claims, denial of benefits, vicarious liability for malpractice claims, and contract disputes with provider groups and former policyholders. Some of the purported class actions challenge practices of the Company's former


                                       57
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THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


17.  CONTINGENCIES AND LITIGATION (continued)

     managed care operations and assert nationwide classes. On October 23, 2000, by Order of the Judicial Panel on Multi-district Litigation, a number of these class actions were consolidated for pre-trial purposes, along with lawsuits pending against other managed health care companies, in the United States District Court for the Southern District of Florida in a consolidated proceeding captioned In Re Managed Care Litigation. Some of these class actions allege, among other things, misrepresentation of the level of services and quality of care, failure to disclose financial incentive agreements with physicians, interference with the physician-patient relationship, breach of contract and fiduciary duty, violations of and conspiracy to violate RICO, deprivation of plaintiffs' rights to the delivery of honest medical services and industry-wide conspiracy to defraud physicians by failing to pay under provider agreements and by unlawfully coercing providers to enter into agreements with unfair and unreasonable terms. The remedies sought include unspecified damages, restitution, disgorgement of profits, treble damages, punitive damages and injunctive relief. This litigation is in the preliminary stages.

     The Company's litigation is subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves, should not have a material adverse effect on the Company's financial position.

18.  OTHER EVENTS

     The Company is currently seeking to acquire Kyoei Life Insurance Co., Ltd. ("Kyoei"), a financially troubled Japanese life insurer, subject to final completion of reorganization proceedings involving Kyoei under the Corporate Reorganization Law of Japan ("Reorganization Law"). Pursuant to these proceedings, on April 2, 2001, the Tokyo District Court approved a reorganization plan ("Reorganization Plan") providing for the restructuring of Kyoei's assets and liabilities. The Reorganization Plan is expected to become effective in April 2001. The Reorganization Plan includes the extinguishment of all existing stock of Kyoei for no consideration and the issuance of one million new shares of common stock. Under the Reorganization Plan, the Company will contribute approximately $437 million in cash to Kyoei's capital and acquire 100% of Kyoei's newly issued common stock and provide approximately $857 million to Kyoei in the form of a subordinated loan. There is no assurance that the Company will complete the proposed acquisition.

                                     ******

                                       58